UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2012

DATE OF REPORTING PERIOD:                 November 1, 2011 through October 31, 2012

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
Family of Funds

ANNUAL REPORT OCTOBER 31, 2012

Calamos Growth Fund

Calamos Value Fund

Calamos Blue Chip Fund

Calamos Discovery Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund
(formerly Calamos High Yield Fund)

Calamos Market Neutral Income Fund

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Experience and Foresight

About Calamos Investments

For nearly 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 13 mutual funds include equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2012. In this report, you will find commentary from the investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

Global markets advanced impressively over the 12-month period, even as stop-and-go rallies and persistent volatility combined to keep investors in a heightened state of uncertainty. For every positive development like strong corporate earnings, an improving U.S. housing market and the ongoing liquidity measures of the world’s central banks, the markets were given pause by continued economic instability in Europe, slowing growth in China and a still lackluster U.S. employment market. As the period ended, investors were also confronted with the uncertainty of the pending fiscal cliff.

Overall for the 12-month period, however, investors seemed to focus more on the positives than the negatives as global equity markets enjoyed significant gains. In the U.S., stocks rallied strongly, with the S&P 500 Index1 posting a gain of 15.21% for the period. While the global equity markets couldn’t quite equal that performance, the MSCI World Index2, a measure of developed market equity performance, nevertheless posted a double-digit gain of its own with a return of 10.11%. Meanwhile, the emerging markets capped a comeback year with something of a muted second half, but still managed to stay positive for the period with a 2.98% gain in the MSCI Emerging Markets Index3.

Convertible securities participated in the 12-month rally as well, as the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index4 returned 9.42%. Further bolstering the case for a steadily improving economy was the high yield market, where record issuance continued apace and performance for the 12-month period was equally impressive, with a 12.86% return in the Credit Suisse High Yield Index5. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index6, posted a 5.25% gain.

Outlook: Slow Growth Amid Uncertainty

We believe that the U.S. economy is positioned to stay on its slow-growth course. Despite the significant challenges of the fiscal cliff and the ever-changing situation in the euro zone, consumers have remained relatively resilient and some manufacturing data,

calamos.com	1

Letter to Shareholders

including a healthier auto industry, is pointing in a better direction. Businesses have improved their balance sheets and have plenty of cash on hand, ready to invest and grow in the coming year. The recovery of the housing market, however gradual, can also provide a boost to the economy as rising prices contribute to increased consumer confidence.

Nonetheless, we are also cautious. We expect market volatility to continue, stoked in part by a range of near-term political uncertainties, including the recent leadership change in China and ongoing partisan contentiousness in the U.S. While quantitative easing has proven to be an effective short-term balm for the markets, the long-term effectiveness of the government continuing to pump money into the economy is far less assured. In the U.S., job growth continues to be uninspiring, and while money supply has soared, the velocity of money has not. Although large companies have benefitted from low rates and have accumulated capital, smaller businesses face persistent hurdles as banks keep the purse strings tight.

In terms of global growth, emerging markets remain a driving force. While we are closely watching China, particularly to see how the government responds to softening consumer demand within its borders, growth remains strong compared to many other economies. We believe the secular trends related to the emerging markets, such as the rise in consumer income and increased middle class consumption, can help China and other emerging markets through inevitable periods of slower growth.

The situation in Europe, however, is not nearly as encouraging. While intervention from the European Central Bank provided some short-term solvency relief to the beleaguered euro zone during the latter half of the recent 12-month period, the region’s long-term debt issues may continue to fester for quite some time. We expect volatility in Europe to remain high as countries like Spain and Greece continue to try and work through their problems, while their neighbors try to maintain patience and keep the region’s tenuous economic partnership intact.

We maintain our view that sustained global growth requires a greater commitment to pro-business policies and reduced government intervention. A strong private sector can set the stage for better wages and national prosperity, but rising government debt without rising personal income is a roadmap to economic stagnation.

Opportunities: Global Equities Remain Compelling

Reflecting our outlook for continued slower growth and our wariness about inflation, we maintain a constructive view on equities. We believe that global secular themes—including growing consumer strength in the emerging markets, global demand for technology innovations and global infrastructure build-out—can continue to power a wide range of companies across the globe, even against the headwind of a slower-growth outlook.

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Valuations continue to be attractive, particularly in this low interest rate environment. Moreover, there is money sitting on the sidelines that we believe could move into motion quickly, providing a tailwind to equities. In our opinion, the opportunities are most pronounced for multinational growth-oriented companies, particularly those poised to capitalize on the strengthening consumer power in the emerging markets. These companies have the flexibility to go where capital is treated best. Further, while interest rates remain historically low for now, equities can act as a hedge against the potential risk of inflation.

Within fixed income, we see opportunity in the mid-grade corporate sector. As yields in the government bond market have all but evaporated, this segment of the market continues to demonstrate attractive risk-reward characteristics for income-oriented investors. We are especially vigilant about interest rate risk, knowing from history how quickly inflation can sometimes arise.

The past year has been encouraging, but the sustainability of the markets’ positive performance is yet to be seen. This is an environment that requires patience and long-term, global perspective. An understanding of the co-integration of global economies is essential, as is active fundamental research. Despite the challenges that exist, we are optimistic about the investing prospects we see in the coming months and years, and we believe that the wide array of Calamos Funds should provide the means to capitalize on those opportunities.

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals. We encourage you to visit us at calamos.com or contact us at 800.582.6959 with any questions or concerns about our funds that are not addressed in this report.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

calamos.com	3

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

6	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

STAY CONNECTED calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth Fund invests in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers an attractive way to participate in long-term growth trends by focusing on companies with global strategies, global brands and geographically diversified revenues. We believe that there are many exciting growth trends within the global economy, and we have sought companies with good earnings prospects, high returns on invested capital, sustainable free cash flow, and low debt-to-capital ratios. We believe that many stocks of U.S. multinational companies are presently trading at extremely attractive prices, based on a variety of measures.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over multiple market cycles. Since its inception on September 4, 1990, the Fund has returned 12.94% on an annualized basis (Class A shares at net asset value). For this period, the broad equity market, as measured by the S&P 500 Index, returned 9.14%, while the Russell Midcap® Growth Index and the Russell 3000® Growth Index, returned 10.02% and 8.35%, respectively. The Russell 3000® Growth Index provides a point of comparison for the broad U.S. growth equity market, including companies of all capitalizations, while the Russell Midcap® Growth Index is a measure of mid-cap growth stocks, one segment of the Fund’s potential universe of investments. For the 12-month period ended October 31, 2012, Calamos Growth Fund returned 2.26% versus the S&P 500 Index gain of 15.21%. For this same period, the Russell Midcap® Growth Index rose 9.09% and the Russell 3000® Growth Index gained 12.76%.

Q.  What factors influenced performance over the period?

A.  With the exception of the first quarter of 2012, it was a difficult investing environment for our higher-growth approach. Stocks that possessed higher growth opportunities yet strong fundamentals and cleaner balance sheets struggled, especially as risk aversion took hold and investors sought the perceived safety of defensive and non-cyclical sectors. For example, the slower-growing and more defensive telecommunication services and health care sectors were the best performing areas within the market for the period, while cyclical areas like energy and materials lagged. Additionally, as market participants grew increasingly concerned about slowing global economic growth, U.S. multinationals with diversified global revenues came under pressure. Ultimately, we believe that many of these companies are best-in-class market leaders with strong fundamental characteristics, and are better positioned for the challenges of a slower growth environment.

In terms of specific sector performance, security selection within energy detracted from returns for the 12-month period. Specifically, select holdings within the oil-and-gas equipment and services and consumable fuels industries trailed those of the benchmark

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

calamos.com	5

Calamos Growth Fund

SECTOR WEIGHTINGS
Information Technology	41.1%
Consumer Discretionary	14.9
Health Care	12.9
Industrials	8.2
Energy	7.4
Materials	7.2
Consumer Staples	3.9
Financials	3.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Russell 3000® Growth Index. Uncertainty about the global economic environment, along with rising costs, caused many natural resource and commodity-related companies to post weak results. Despite volatility in the sector, we maintain our favorable view of the long-term opportunities, particularly given the global easing and ongoing liquidity from the world’s central banks. We believe the portfolio’s holdings within the sector should continue to benefit from long-term secular themes, such as persistent global demand for resources, especially within emerging economies. Our focus remains on the oil-and-gas equipment and services and exploration and production industries.

The Fund’s security selection within the materials sector held back performance in the period as well. Most notably, exposure to select companies in the gold mining and production industry was a detriment, as these companies saw their cost of inputs and production rise. We continue to forecast long-term benefits from strong demand in emerging markets and sustained global reflation initiatives, which should support commodity prices. We remain focused on long-term opportunities within the diversified metals and mining, fertilizers and agricultural chemicals and gold industries.

Security selection within the consumer discretionary sector was positive, yet trailed the stronger index returns and thus detracted from performance. In particular, Fund holdings within the media, specialty retail and household durables industries held back returns. Poor economic conditions in Europe have contributed to lower earnings forecasts and disappointing profit outlooks for some companies. We are monitoring these companies closely but are also taking a long-term approach due to their proven track records as market leaders, their stable balance sheets, their strong global brands, and their business strategies geared toward higher online sales penetration.

While security selection was strong in the information technology sector, it did not match the higher returns within the index for the period. Specifically, positions in the software and Internet software and services industries underperformed. We maintain conviction in the sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many companies. Holdings in the sector are at the leading edge of long-term secular growth themes, including demand for products and services that provide access to information and enable mobility and connectivity. In addition, we expect these companies to thrive in the future as they seek solutions to improve and enhance productivity and business performance.

Q.  What changes were made over the course of the reporting period?

A.  In the current environment, we believe that our emphasis on companies with globally diversified revenues and business strategies offer the best risk and return prospects on the whole, as they provide broad access to global growth opportunities. As the result of our focus on fundamentals, the portfolio overall has higher free cash flows and lower debt-to-capital than the benchmark Russell 3000® Growth Index.

During the period, we maintained a combination of stable growth and cyclical growth holdings. We also aimed at reducing price-risk in select names and taking some cyclicality out of the Fund, especially from those reflation-related sectors such as industrials and energy. While these sectors were marginally reduced, we continue to believe that the reflation theme can provide good long-term opportunities, given strong signals from the Federal Reserve and other global central banks that they would remain accommodative and provide a backstop for the markets. Given the conditions of a

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

back-and-forth market over the last several quarters, we believe an enhanced focus on risk management and valuation-sensitivity is critical.

Among the sector positioning changes during the period, allocations to the health care sector increased, while positioning in the industrials and energy sectors decreased, as noted above. The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary and health care sectors.

Q.  What is the outlook for U.S. growth stocks and the Fund?

A.  We believe the prospects for U.S. growth stocks are favorable and have positioned the Fund accordingly. In our view, equities continue to offer compelling risk-reward characteristics, and we are finding companies with attractively valued growth attributes across sectors. Even as we anticipate high volatility, we still see significant growth potential in our secular themes related to innovation, mobility and productivity enhancement within technology, as well as the expanding middle class in emerging economies. Additionally, we see global central bank reflation and infrastructure build-out as providing support to select companies in more cyclical sectors, such as energy and materials.

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations within the U.S. equity market are attractive, especially for growth equities, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

calamos.com	7

Calamos Growth Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	2.26%	-3.39%	7.01%
With Sales Charge	-2.61	-4.33	6.49

Class B Shares – Inception 9/11/00
Without Sales Charge	1.50	-4.12	6.37
With Sales Charge	-3.35	-4.44	6.37

Class C Shares – Inception 9/3/96
Without Sales Charge	1.51	-4.11	6.21
With Sales Charge	0.55	-4.11	6.21

Class I Shares – Inception 9/18/97	2.53	-3.15	7.28

Class R Shares – Inception 3/1/07	2.02	-3.63	1.49	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

CALAMOS VALUE FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  We believe that superior returns can be earned over time by investing in good businesses at value prices, actively managing positions to source incremental returns and limit losses and holding stocks only until they are appropriately valued.

Calamos Value Fund seeks to invest in the stocks of companies that are not broken, just a bit battered, and to own them while their stock prices reflect a view more dire than ours. A unifying theme at Calamos is that growth in cash flows drives growth in stock prices. Growth can come in two forms—secular long-term growth and short-term cyclical, or mean reversion, growth. Strong long-term secular growth companies are generally too expensive for this Fund’s discipline, so the team focuses on misunderstood and mispriced slower-growing companies with the expectation that the stock market’s negative sentiment for them will abate relatively soon. Often this means we are only temporary owners of a business, as we will own it only for as long as it is undervalued. A strong business will usually not remain misunderstood and undervalued by the stock market forever, but over time will recover and become fully valued.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on January 2, 2002, the Fund has returned 3.40% on an annualized basis (Class A shares at net asset value), versus 4.92% for the Russell 1000® Value Index. For the 12-month period ended October 31, 2012, the Fund returned 8.00%, versus 16.89% for the Russell 1000® Value Index.

Q.  What factors influenced performance over the period?

A.  The energy sector was the biggest detractor from performance during the 12-month period, as poor selection offset any benefits of the Fund’s underweight position. Select holdings in the equipment and services and exploration and production industries were particularly weak in the first half of the period, as reservations about the global macro environment resulted in uncertain earnings forecasts. In addition, companies that derive a part of their business from natural gas were under pressure as prices for the commodity fell and costs escalated. We continue to look favorably on the long-term opportunities in the energy sector, particularly given the ongoing global stimulus and liquidity efforts from the world’s central banks.

An overweight position in information technology over the first half of the period also hampered returns, as this was the worst performing sector in the index. Selection in the sector, however, was mildly additive to performance.

An underweight to the telecommunication services sector also hurt returns, as the sector performed well during the period.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

>	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

>	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

>	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

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Calamos Value Fund

SECTOR WEIGHTINGS
Financials	28.3%
Industrials	18.9
Consumer Discretionary	15.1
Energy	10.0
Health Care	7.3
Information Technology	5.5
Consumer Staples	5.1
Materials	4.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Top contributors to performance included positions in the financials and materials sectors. In financials, selection added significantly to performance, while allocation was mostly neutral. Similarly, within the materials sector, selection added to relative returns, while allocation was again neutral.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  The new Value Team took over management of the Fund in July of 2012. The team focuses on investments in companies with strong sustainable cash flows driven by some combination of management expertise, proprietary technology, niche market focus, barriers to competitive entry and/or powerful brand names that are trading at a discount to intrinsic value. Given this focus, the team turned over nearly the entire portfolio in early July to better align the holdings with its view of the value opportunity set. The Fund is now positioned as a more classic value investment strategy, with a defensive stance in the face of current political and economic headwinds.

The Fund ended the period significantly overweight to names in the consumer discretionary and industrial sectors, and built up allocation within financials during the final quarter of the year, even though the Fund remains underweight the sector relative the benchmark. We believe our industrial holdings will benefit from a recovery in manufacturing and construction activity both domestically and in Asia. We remain underweight energy, telecommunication services and utilities, as the volatility in commodity prices and the highly regulated nature of these areas make them less attractive in the current environment.

Q.  What is your outlook for the Fund?

A. We believe that by focusing on companies with high returns on invested capital trading for low prices to free cash flow, the Fund can produce positive results for investors over time. While the near-term outlook is uncertain—many manufacturing and industrial companies have lowered guidance, the U.S. is facing a looming fiscal cliff, China is slowing and undergoing a leadership change and the outlook for Europe is continually hazy—we believe that there remain attractive values in the equity market. We are finding the most compelling opportunities in financials, consumer discretionary, and industrial stocks, while mostly avoiding the utilities and telecom companies.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

calamos.com	11

Calamos Value Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	8.00%	-2.23%	6.21%
With Sales Charge	2.88	-3.18	5.70

Class B Shares – Inception 1/2/02
Without Sales Charge	7.15	-2.96	5.58
With Sales Charge	2.15	-3.33	5.58

Class C Shares – Inception 1/2/02
Without Sales Charge	7.16	-2.97	5.41
With Sales Charge	6.16	-2.97	5.41

Class I Shares – Inception 3/1/02	8.29	-1.98	6.48

Class R Shares – Inception 3/1/07	7.71	-2.49	-0.35	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund

CALAMOS BLUE CHIP FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Blue Chip Fund invests in large cap equities that we believe have the best prospects for growth. The Fund offers an attractive way to participate in long-term growth trends in the large cap space by focusing on well-known businesses with established operations and good prospects for sustainable growth. We believe these “blue chip” companies may offer a higher degree of stability compared to smaller, less-tested companies. While the Fund invests primarily in U.S.-domiciled businesses, we favor companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on December 1, 2003, the Fund has returned 4.02% on an annualized basis (Class A shares at net asset value) versus a 5.28% return for the S&P 500 Index and the Russell 1000® Growth Index return of 5.42%. For the year ended October 31, 2012, Calamos Blue Chip Fund returned 5.90%, versus 15.21% for the S&P 500 Index and 13.02% for the Russell 1000® Growth Index.

Q.  What factors influenced performance over the period?

A.  With the exception of the first quarter of 2012, it was a difficult investing environment for our higher-growth approach. Stocks that possessed higher growth opportunities yet strong fundamentals and cleaner balance sheets struggled, especially as risk aversion took hold and investors sought the perceived safety of defensive and non-cyclical sectors. For example, the slower-growing and more defensive telecommunication services and health care sectors were the best performing areas within the market for the period, while cyclical areas like energy and materials lagged. Additionally, as market participants grew increasingly concerned about slowing global economic growth, U.S. large cap multinationals with diversified global revenues came under pressure. Ultimately, we believe that many of these companies are best-in-class market leaders with strong fundamental characteristics, and are better positioned for the challenges of a slower growth environment.

In terms of sector performance, security selection within energy detracted from returns for the 12-month period. Specifically, select holdings within the oil-and-gas equipment and services and consumable fuels industries trailed those of the benchmark Russell 1000® Growth Index. Uncertainty about the global economic environment, along with rising costs, caused many natural resource and commodity-related companies to post weak results. Despite volatility in the sector, we maintain our favorable view of the long-term opportunities, particularly given the global easing and ongoing liquidity from the world’s central banks. We believe the portfolio’s holdings within the sector should continue to benefit from long-term secular themes, such as persistent global demand for resources, especially within emerging economies.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk

>	We look for businesses with diversified product lines that can increase productivity to maintain growth

>	Apply proprietary models to determine return potential of companies

>	Each security is further vetted within the context of the portfolio

>

We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

calamos.com	13

Calamos Blue Chip Fund

SECTOR WEIGHTINGS
Information Technology	42.6%
Health Care	15.4
Consumer Discretionary	11.3
Energy	7.4
Consumer Staples	7.3
Industrials	6.8
Materials	4.6
Financials	2.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s security selection within the materials sector held back performance in the period as well. Most notably, exposure to select companies in the gold mining and production industry was a detriment, as these companies saw their cost of inputs and production rise. We continue to forecast long-term benefits from strong demand in emerging markets and sustained global reflation initiatives, which should support commodity prices. We remain focused on long-term opportunities within the diversified metals and mining, fertilizers and agricultural chemicals and gold industries.

Security selection within the consumer discretionary sector was positive, yet trailed the stronger index returns and thus detracted from performance. In particular, the Fund’s lack of exposure to the media industry hurt, as this area performed well during the period. Holdings related to the textiles, apparel and luxury goods industry also held back returns. Poor economic conditions in Europe have contributed to lower earnings forecasts and disappointing profit outlooks for some companies. We are monitoring these companies closely, but are also taking a long-term approach due to their proven track records as market leaders, their stable balance sheets, their strong global brands, and their business strategies geared toward higher online sales penetration.

While our overweight allocation to the information technology sector was a detriment, the Fund’s security selection within the sector was strong and contributed to performance in the period. Specifically, Fund positions in the semiconductor and Internet software and services industries outperformed. We maintain conviction in the sector due to the higher cash flows, lower debt levels and cleaner balance sheets we see in many companies. Holdings in the sector are at the leading edge of long-term secular growth themes, including demand for products and services that provide access to information and enable mobility and connectivity. In addition, we expect these companies to thrive in the future as they seek solutions to improve and enhance productivity and business performance.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  In the current environment, we believe that large cap companies with globally diversified revenues and business strategies offer the best risk and return prospects on the whole, as they provide broad access to global growth opportunities. As the result of our focus on fundamentals, the portfolio overall has higher free cash flows and lower debt-to-capital than the benchmark Russell 1000® Growth Index.

During the period, we maintained a combination of stable growth and cyclical growth holdings. We also aimed at reducing price-risk in select names and taking some cyclicality out of the Fund, especially from those reflation-related sectors such as energy, industrials and materials. While these sectors were reduced, we continue to believe that the reflation theme can provide good long-term opportunities, given strong signals from the Federal Reserve and other global central banks that they would remain accommodative and provide a backstop for the markets. Given the conditions of a back-and-forth market over the last several quarters, we believe an enhanced focus on risk management and valuation-sensitivity is critical.

Among the sector positioning changes during the period, allocations to the health care, consumer staples and consumer discretionary sectors increased, while positioning in the energy, industrials and materials sectors decreased, as noted above. The Fund’s largest allocations in absolute terms include the information technology, health care and consumer discretionary sectors.

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund

Q.  What is your outlook for large cap growth equities and the Fund?

A.  We believe the prospects for U.S. large cap growth stocks are favorable and have positioned the Fund accordingly. In our view, large cap equities continue to offer compelling risk-reward characteristics and we are finding companies with attractively valued growth attributes across sectors. Even as we anticipate high volatility, we still see significant growth potential in our secular themes related to innovation, mobility and productivity enhancement within technology, as well as the expanding middle class in emerging economies. Additionally, we see global central bank reflation and infrastructure build-out as providing support to select companies in more cyclical sectors, such as energy and materials.

We believe large cap multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations within the U.S. equity market are attractive, especially for large cap growth equities, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low.

calamos.com	15

Calamos Blue Chip Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	5.90%	-0.98%	4.02%
With Sales Charge	0.85	-1.94	3.45

Class B Shares – Inception 12/1/03
Without Sales Charge	5.18	-1.70	3.31
With Sales Charge	0.18	-2.07	3.31

Class C Shares – Inception 12/1/03
Without Sales Charge	5.09	-1.72	3.24
With Sales Charge	4.09	-1.72	3.24

Class I Shares – Inception 12/1/03	6.18	-0.71	4.29

Class R Shares – Inception 3/1/07	5.62	-1.22	1.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Discovery Growth Fund invests in small cap and mid cap (“SMID”) equities that we believe have the best prospects for growth. The Fund offers a relatively aggressive yet diversified way to get exposure to the SMID space and participate in the long-term growth potential of the U.S. stock market. While Discovery Growth is one of our newer funds, it draws upon the same research process that we use for all of our other funds. Our investment process is designed to identify companies with higher growth profiles and greater returns on invested capital relative to peers. We favor companies with geographically diversified revenues that are participating in long-term global growth trends.

We expect to concentrate on small cap companies that, if successful, will grow into mid caps. We have the flexibility to continue holding these successful mid cap companies. We believe that a mid cap company that has successfully grown from a small cap has demonstrated the potential of its business model and its ability to deliver sustained earnings growth.

Q.  How has the Fund performed?

A.  For the 12-month period ended October 31, 2012, the Calamos Discovery Growth Fund fell by 1.83% (Class A shares at net asset value), while the Russell 2500™ Growth Index climbed 10.08%. Since its inception on June 1, 2010, the Fund gained 7.21%, versus 14.58% return for the index.

Q.  What factors influenced performance over the period?

A.  With the exception of the first quarter of 2012, it was a difficult investing environment for our higher-growth approach. Stocks that possessed higher growth opportunities yet strong fundamentals and cleaner balance sheets struggled, especially as risk aversion took hold and investors sought the perceived safety of defensive and non-cyclical sectors. For example, the slower-growing and more defensive telecommunication services and health care sectors were the best performing areas within the market for the period, while faster-growing sectors like energy and information technology lagged. Additionally, as market participants grew increasingly concerned about slowing global economic growth, U.S. multinationals with diversified global revenues came under pressure. Ultimately, we believe that many of these companies are best-in-class market leaders with strong fundamental characteristics, and are better positioned for the challenges of a slower growth environment.

The Fund’s relative security selection in the consumer discretionary sector detracted the most value during the 12-month period. Holdings within the Internet retail and apparel industries underperformed, in particular. We favor an opportunistic approach in the discretionary sector and continue to favor businesses delivering high relative growth, often reflecting an in-demand category niche and a scalable business model.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small cap and mid cap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Exposure to small cap and mid cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

calamos.com	17

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	24.3%
Industrials	15.8
Health Care	14.5
Consumer Discretionary	13.7
Financials	8.9
Materials	6.8
Energy	6.2
Consumer Staples	4.1
Other	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s security selection within the energy sector also negatively impacted performance during the period. Specifically, Fund holdings in the equipment and services and exploration and production industries lagged the index. Uncertainty about the pace of economic growth, along with rising input costs, contributed to weaker performance for many commodity-related companies. Despite the weakness in the period, we have a favorable long-term view of the opportunities in the energy sector, particularly as global stimulus and liquidity from the world’s central banks persists. We believe the portfolio’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

Fund holdings in the industrials sector also trailed those in the index and hampered returns during the period. In particular, larger exposure and trailing performance in the electronic equipment and instruments industry negatively impacted performance, on the heels of concerns about a slowing pace of economic growth and reduced capital spending. We believe there are attractive long-term opportunities in the sector, most notably those associated with the global infrastructure build-out and increased demand for high-value manufacturing. We are focused on companies in industries such as industrial machinery, construction and equipment that we believe offer compelling global growth potential. With respect to regions, we are also seeking companies positioned to benefit from growth in emerging economies.

The Fund’s relative security selection in the information technology sector added the most value during the period. In particular, holdings in the application software and semiconductors industries notably outperformed. We maintain high conviction in the technology sector due to the stronger growth profiles, high returns on invested capital and healthy balance sheets we see in many companies. Many Fund holdings in the sector are at the leading edge of long-term secular growth themes, including demand for products and services that provide access to information and enable mobility and connectivity. In addition, we expect these companies to thrive in the future as enterprises seek solutions to improve and enhance productivity and business performance.

Q.  How is the Fund positioned?

A.  The Fund’s largest allocations are in the information technology, health care and industrial sectors. Details regarding our positioning in technology and industrials are outlined above. With respect to health care, we remain attracted to select companies within the sector, due to its innovation and high long-term growth potential. We have recently favored companies in the biotechnology industry, as these businesses tend to be further removed from government regulations and are increasingly providing targeted care for many of the most chronic illnesses. Relative to the Russell 2500™ Growth Index, the Fund’s largest underweight allocation is to the consumer discretionary sector, with details on our positioning also noted above.

Q.  What is your outlook for small and mid cap equities and the Fund?

A.  The small to mid cap growth companies in our Fund continue to deliver strong business fundamentals, despite considerable uncertainty and slow-growth conditions in the broad economy. These holdings are generating strong earnings growth, with higher returns on invested capital and stronger balance sheets relative to peers.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

Small to mid cap growth equities present an attractive opportunity, as growth companies continue to trade at a discount to their long-term average relative to value. This situation can reverse in a short time if investors extend their timelines and award a higher portion of company value to future growth potential. Despite considerable near-term macroeconomic and policy uncertainty, we believe our consistent investment approach and process will enable us to uncover opportunities in the small to mid cap growth market.

calamos.com	19

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/10
Without Sales Charge	-1.83%	7.21%
With Sales Charge	-6.49	5.07

Class B Shares – Inception 6/1/10
Without Sales Charge	-2.51	6.44
With Sales Charge	-7.39	5.30

Class C Shares – Inception 6/1/10
Without Sales Charge	-2.43	6.48
With Sales Charge	-3.41	6.48

Class I Shares – Inception 6/1/10	-1.49	7.51

Class R Shares – Inception 6/1/10	-2.00	6.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos International Growth Fund invests in an equity portfolio representing non-U.S. companies of all sizes and industries that offer high relative and sustainable growth potential. This is a non-U.S. strategy for diversification and access to international growth companies, with an active growth focus. Our investment criteria favor companies that we believe offer the best prospects for growth. These companies are typically characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are emphasizing companies with global presence and geographically diversified revenue streams. We believe that such companies offer more attractive prospects than those more dependent on a single economy.

We have the flexibility to invest across sectors, in companies domiciled in developed and developing markets. We favor companies based in markets that are moving toward a greater level of economic freedom, which we believe is a catalyst for wealth creation.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on March 16, 2005, the Fund has returned 8.15% on an annualized basis (Class A shares at net asset value), versus the MSCI EAFE Growth Index, which returned 3.66% for the same period. For the 12-month period ended October 31, 2012, the Fund gained 5.82% versus a 5.05% return for the MSCI EAFE Growth Index.

Q.  What factors influenced performance over the period?

A.  Selection within the information technology sector added the most value during the 12-month period. Selection within the semiconductors industry was notably positive and strongly outperformed the benchmark. We continue to favor technology due to the lower debt levels, relatively higher cash flows and cleaner balance sheets we see in many firms. The sector continues to profit from many of the long-term secular growth themes we have identified, including strong consumer demand for gadgets and electronics, as well as increased access to information and entertainment.

An overweight position and selection within health care also contributed to relative performance, as this was the strongest performing sector within the index during the 12-month period. Names within the pharmaceuticals industry performed well and exceeded the benchmark performance. Within this area we are focusing on those companies less sensitive to government regulation.

Selection and an underweight position to the industrials sector detracted the most value during the period. Selection within the construction and engineering industry was weak. Within this sector, we have found attractive investments related to global manufacturing and the infrastructure build-out within emerging market economies.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

calamos.com	21

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	29.9%
Materials	16.7
Health Care	14.6
Consumer Staples	12.0
Energy	11.7
Consumer Discretionary	5.6
Industrials	2.8
Telecommunication Services	1.3
Financials	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Selection within the telecommunication services sector also hampered relative performance, particularly those holdings within the wireless telecommunication services industry. Within this area we continue to prefer those companies with exposure to emerging market areas.

From a geographic standpoint, the Fund’s holdings within Denmark, Israel and the United Kingdom contributed to relative returns and outperformed the index during the period. Additionally, the portfolio’s underweight position to Japan added value. The portfolio’s holdings within Canada, Switzerland and South Africa detracted value during the period.

Q.  How is the Fund positioned?

A.  The Fund is currently positioned with large allocations to information technology, materials and health care. Details regarding our positioning within the information technology and health care sectors have been discussed above. Within materials, we have considerable exposure to metals and mining, most notably to gold. We have positioned our gold exposure as a hedge against inflation and a weakening dollar. We also continue to forecast long-term benefits from strong demand in emerging markets and sustained global reflation initiatives which should support commodity prices.

The Fund’s largest underweight allocations are to the industrials and financials sectors. Positioning in industrials was explained in the previous question. Within financials, we continue to be cautious due to increased regulations globally and the various unknown risks remaining in many of the larger financial institutions. We have found select opportunities within this sector, mainly in globally diversified asset managers and specialized financial firms that we believe have low credit risk.

From a geographic standpoint, the Fund is currently underweight to Japan relative to the index. Japan remains a challenging investment environment where we are closely monitoring valuations. Additionally, the portfolio’s allocation to emerging markets was increased during the period. Emerging market economies continue to be an area we are favoring due to their higher growth potential and rapidly growing middle class.

During the 12-month period, the Fund’s allocation to health care, materials and consumer staples increased, while its investments within the consumer discretionary and information technology sectors were reduced. Within consumer staples, we continue to favor lower-cost producers with strong global operations and a global footprint, particularly those positioned to capitalize on the growth of the emerging market middle class. Within consumer discretionary, we are favoring companies with stable balance sheets, strong global brands and those catering to a more cost-conscious consumer. We also remain focused on those companies servicing a growing consumer base within emerging markets.

Q.  What is your outlook for international equities and the Fund?

A.  We expect continued growth in the global economy as a whole. However, we also believe global markets remain volatile and an overall challenging investment environment. With heightened levels of investor uncertainty, economic conditions continue to be sluggish, but not recessionary. However, Europe continues to struggle with political instability, record-high unemployment levels, civil unrest and burdensome debt. Within the emerging economies, growth in China has slowed but stabilized, and is still well above levels found in most other regions on a relative basis. Consumption within

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

China’s growing consumer base also continues to rise. Additionally, recent reform initiatives in India—including tax reform, a reduced deficit and initiatives to promote infrastructure investments—have provided positive change.

Going forward, we believe political uncertainty and the looming fiscal cliff will add to market volatility. Even as we anticipate high volatility, we still see significant growth potential in our secular themes related to innovation and productivity enhancement within technology, as well as the expanding middle class in emerging economies, that will provide growth opportunities for companies throughout the world.

In this environment, we believe that international growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region. In particular, we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

calamos.com	23

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	5.82%	-1.27%	8.15%
With Sales Charge	0.82	-2.23	7.46

Class B Shares – Inception 3/16/05
Without Sales Charge	4.98	-2.02	7.33
With Sales Charge	-0.02	-2.40	7.33

Class C Shares – Inception 3/16/05
Without Sales Charge	4.98	-2.01	7.33
With Sales Charge	3.98	-2.01	7.33

Class I Shares – Inception 3/16/05	6.07	-1.03	8.41

Class R Shares – Inception 3/1/07	5.57	-1.52	4.00

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Evolving World Growth Fund invests in both equities and convertible securities in companies all around the world that have exposure to emerging economies. The Fund is an emerging markets growth equity strategy that we believe may provide a compelling core allocation for long-term investors.

In a global economy, companies all over the world, including those in the U.S. and other developed markets, may be able to benefit from the growing prosperity and progress in emerging markets. In this Fund, our investment team can invest not only in companies based in emerging markets, but also in companies based in developed markets that have a significant percentage of invested assets in emerging markets or derive a significant portion of firm revenues from them. Our emphasis is on what a company is doing and the clients it serves, not where it is located. We believe that this flexibility to invest in developed and developing markets potentially mitigates the risks of investing solely in companies domiciled in emerging markets.

Generally, the companies in which we invest are characterized by high earnings growth, healthy balance sheets and high return on invested capital.

Q.  How has the Fund performed?

A.  Since its inception on August 15, 2008, the Fund returned 6.56% on an annualized basis (Class A shares at net asset value) versus the 3.34% return of the MSCI Emerging Markets Index. For the 12-month period ended October 31, 2012, the Fund returned 2.89% and the index returned 2.98%.

Q.  What factors influenced performance over the period?

A.  An overweight position and relative selection within the health care sector contributed to performance, as this was the strongest performing sector within the index during the 12-month period. Names within the pharmaceuticals industry performed well and exceeded the benchmark performance. Within this area we are focusing on those companies less sensitive to government regulation.

An overweight position to consumer staples also added significant value during the period, as this sector was another strong performer within the index. Within this area we continue to favor lower-cost producers with strong global operations and a global footprints, particularly those positioned to capitalize on the growth of the emerging market middle class.

Relative selection within telecommunication services hampered performance, particularly those holdings within the wireless telecommunication services industry.

An underweight position to financials also detracted value during the 12-month period. We continue to be cautious within this area due to increased regulations globally and the various unknown risks remaining in many of the larger financial institutions.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

calamos.com	25

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	28.0%
Consumer Staples	18.3
Energy	13.9
Materials	13.5
Health Care	9.2
Consumer Discretionary	4.0
Telecommunication Services	3.7
Industrials	3.5
Financials	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Q.  How is the Fund positioned?

A.  The portfolio is positioned to provide a risk-managed approach to emerging market investing. We are focusing on globally diversified companies that present compelling growth opportunities. Within the Fund, we have exposure to companies domiciled in developed countries that generate a significant amount of revenue from emerging market regions. This allows us to tap into emerging market growth by investing in multinational companies that possess diversified revenue streams globally, along with potentially lower risk profiles.

The Fund is currently positioned with large allocations to the information technology, consumer staples and energy sectors. Details regarding our positioning within consumer staples have been outlined above. We continue to favor information technology due to its high growth potential, as well as the cleaner balance sheets and attractive valuations we see in many companies. The sector also continues to benefit from many of the long-term secular themes we have identified, including increased demand for gadgets and electronics, as well as productivity enhancement. Many technology companies have significant revenue exposure to emerging markets, tapping into those regions’ growing middle class consumption. We also continue to favor energy due to the increased demand for global energy resources.

During the 12-month period, the Fund’s allocation to health care increased, while its investments within the telecommunication services sector were reduced. Within health care, our focus remains on companies that have displayed strong corporate performance, healthy cash flows and strong fundamentals.

Q.  What is your outlook for emerging markets and the Fund?

A.  We expect continued growth in the global economy as a whole. However, we also believe global markets remain volatile and an overall challenging investment environment. With heightened levels of investor uncertainty, economic conditions continue to be sluggish, but not recessionary. However, Europe continues to struggle with political instability, record-high unemployment levels, civil unrest and burdensome debt. Within the emerging economies, growth in China has slowed but stabilized, and is still well above levels found in most other regions on a relative basis. Consumption within China’s growing consumer base also continues to rise. Additionally, recent reform initiatives in India—including tax reform, a reduced deficit and initiatives to promote infrastructure investments—have provided positive change.

Going forward, we believe political uncertainty and the looming fiscal cliff in the United States will add to market volatility. Even as we anticipate high volatility, we still see significant growth potential in our secular themes related to innovation and productivity enhancement within technology, as well as the expanding middle class in emerging economies that will provide growth opportunities for companies throughout the world.

In this environment, we believe that emerging markets remain an attractive area for long-term investment. We believe that emerging markets present significant long-term opportunities and will be a primary source of global economic growth going forward. The ongoing success within emerging market countries has led to a rapid increase of their middle class and, as a result, an increase in their demand for goods and services. We also believe that as a result of increasing wealth and success within emerging markets, there will be a greater demand for infrastructure within these areas. These continuing trends within developing regions can benefit companies in a wide range of sectors.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

However, despite these trends and the growth within emerging countries, these markets remain volatile and an overall challenging investment environment. As such, we have positioned this Fund as a risk-managed approach to emerging market investing that allows investors the opportunity to gain exposure to emerging market investments while simultaneously managing risk and protecting investments in the event that emerging markets decline. We expect the strategy to participate when emerging market returns increase and provide downside protection when they decline. As noted above, this portfolio focuses on where a company does business and not just on where the company is domiciled. Therefore, the Fund has the ability to invest in both developed and emerging market countries. The Fund also has the flexibility to invest in convertible securities, which offer the possibility of participation in equity market upside combined with potential downside protection. We believe these factors, as well as our extensive experience, will help us to position the Fund to capitalize on the growth potential of emerging market areas.

calamos.com	27

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	2.89%	6.56%
With Sales Charge	-1.99	5.33

Class B Shares – Inception 8/15/08
Without Sales Charge	2.11	5.77
With Sales Charge	-2.89	5.37

Class C Shares – Inception 8/15/08
Without Sales Charge	2.11	5.77
With Sales Charge	1.11	5.77

Class I Shares – Inception 8/15/08	3.11	6.83

Class R Shares – Inception 8/15/08	2.65	6.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Equity Fund invests primarily in a globally-diversified portfolio of equity securities in companies that we believe offer the best opportunities for growth. The Fund provides a global growth strategy for a core global portfolio allocation. We employ an active management approach that blends global investment themes and our proprietary fundamental research. The companies we seek are usually characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are favoring companies with global presence, which are participating in the long-term growth trends we see around the world. The Fund may invest in securities of issuers in the emerging markets.

Q.  How has the Fund performed?

A. We encourage investors to consider long-term performance, particularly for investments such as equity funds. Since its inception on March 1, 2007, the Fund returned 5.71% on an annualized basis (Class A shares at net asset value) versus 0.49% for the MSCI World Index. For the 12-month period ended October 31, 2012, Calamos Global Equity Fund returned 7.08% versus a 10.11% return for the MSCI World Index.

Q.  What factors influenced performance over the period?

A.  Selection within the information technology sector added the most value during the 12-month period. Selection within the semiconductors and computers and peripherals industries was notably positive and strongly outperformed the benchmark. We continue to favor technology due to the lower debt levels, relatively higher cash flows and cleaner balance sheets we see in many firms. The sector continues to profit from many of the long-term secular growth themes we have identified, including strong consumer demand for gadgets and electronics as well as increased access to information and entertainment.

An overweight position and selection within health care also contributed to relative performance, as this was the strongest performing sector within the index during the 12-month period. Names within the pharmaceuticals industry performed well and exceeded the benchmark performance. Within this area we are focusing on those companies less sensitive to government regulation.

Selection and an underweight position to energy detracted the most value during the period. Selection within the energy equipment and services industry was weak. We still favor this sector due to the increased demand for global energy resources. We believe the Fund’s holdings within this area will also benefit from persistent global demand for resources, particularly within emerging market economies.

Selection within materials also hampered relative performance, particularly those holdings within the metals and mining industry, and most notably our allocation to gold. We have positioned our gold exposure as a hedge against inflation and a

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests primarily in equity securities of companies around the world

>	Focuses on a company’s earnings growth potential, financial strength and stability

>	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price

>	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management

>	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A diversified means to participate in the long-term growth potential of the global equity markets

calamos.com	29

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	39.3%
Health Care	15.4
Materials	14.2
Energy	9.0
Consumer Staples	8.2
Consumer Discretionary	6.1
Financials	2.2
Industrials	1.0
Telecommunication Services	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

weakening dollar. We also continue to forecast long-term benefits from strong demand in emerging markets and sustained global reflation initiatives which should support commodity prices.

The Fund’s holdings within Denmark, Israel and France contributed to relative returns and outperformed the index during the period. Additionally, the portfolio’s underweight position to Japan added value. The portfolio’s selection within and underweight position to the United States detracted the most value during the 12-month period.

Q.  How is the Fund positioned?

A.  The Fund is currently positioned with large allocations to information technology, health care and materials. Details regarding our positioning within these areas have been discussed above. The Fund’s largest underweight allocations are to the financials and industrials sectors. Within financials, we continue to be cautious due to increased regulations globally and the various unknown risks remaining in many of the larger financial institutions. We have found select opportunities within this sector, mainly in globally diversified asset managers and specialized finance firms that we believe have low credit risk. Within industrials, we have found attractive investments related to global manufacturing and the infrastructure build-out within emerging market economies.

From a geographic standpoint, the Fund is currently underweight to Japan and the United States relative the index. Japan remains a challenging investment environment where we are closely monitoring valuations. Additionally, the portfolio’s allocation to emerging markets was slightly increased during the period. Emerging market economies are an area we are favoring due to their higher growth potential and rapidly growing middle class.

During the period, the Fund’s allocations to health care, materials and information technology increased, while its investments within the consumer discretionary and industrials sectors were reduced. Within consumer discretionary, we are favoring companies with stable balance sheets, strong global brands and those catering to a more cost-conscious consumer. We also remain focused on those companies servicing a growing consumer base within emerging markets.

Q.  What is your outlook for global equities and the Fund?

A.  We expect continued growth in the global economy as a whole. However, we also believe global markets remain volatile and an overall challenging investment environment. With heightened levels of investor uncertainty, economic conditions continue to be sluggish, but not recessionary. However, Europe continues to struggle with political instability, record-high unemployment levels, civil unrest and burdensome debt. Within the emerging economies, growth in China has slowed but stabilized, and is still well above levels found in most other regions on a relative basis. Consumption within China’s growing consumer base also continues to rise. Additionally, recent reform initiatives in India—including tax reform, a reduced deficit and initiatives to promote infrastructure investments—have provided positive change.

Going forward, we believe political uncertainty and the looming fiscal cliff will add to market volatility. Even as we anticipate high volatility, we still see significant growth potential in our secular themes related to innovation and productivity enhancement within technology, as well as the expanding middle class in emerging economies, that will provide growth opportunities for companies throughout the world.

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

In this environment, we believe that global growth equities remain an attractive area for long-term investment. We have positioned this Fund to emphasize companies with geographically diversified revenues, strong global brands and healthy balance sheets. We believe that multinational companies may be less vulnerable to economic weakness in a particular country or region. In particular, we are favoring companies domiciled in developed countries that are capitalizing on many of the growth trends currently available in emerging markets.

calamos.com	31

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	7.08%	0.39%	5.71%
With Sales Charge	1.96	-0.59	4.80

Class B Shares – Inception 3/1/07
Without Sales Charge	6.26	-0.36	4.91
With Sales Charge	1.26	-0.74	4.77

Class C Shares – Inception 3/1/07
Without Sales Charge	6.27	-0.36	4.92
With Sales Charge	5.27	-0.36	4.92

Class I Shares – Inception 3/1/07	7.28	0.66	5.99

Class R Shares – Inception 3/1/07	6.74	0.14	5.44

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Effective the close of business January 20, 2012, the Growth and Income Fund is limiting new investments to investors that own fund shares, subject to exceptions enumerated in the prospectus.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of U.S. companies. The Fund offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We invest in equities, convertible securities and bonds issued primarily by U.S.-based companies. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 22, 1988, the Fund returned 11.38% on an annualized basis (Class A shares at net asset value). This return surpasses that of the broader equity market, as measured by the S&P 500 Index, which gained 9.51% for the period. The Fund also outperformed the convertible securities market, as measured by the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index, which returned 8.97%.

For the year ended October 31, 2012, the Fund earned 3.73%, versus returns of 15.21% for the S&P 500 Index and 9.42% for the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

FUND OBJECTIVE

High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A total return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

calamos.com	33

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	34.1%
Health Care	11.6
Energy	10.8
Consumer Discretionary	7.7
Financials	7.5
Materials	7.0
Industrials	6.0
Consumer Staples	3.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

While our strategy is compared to an all-equity benchmark, we typically invest a portion of the portfolio in securities that exhibit less volatility, such as convertible bonds. This tends to offer lower downside capture, which is a critical part of our risk management process, but it can also cause the portfolio returns to lag the benchmark return during periods of strong market performance such as the 15% gain seen by the S&P 500 Index over this 12-month period. Through this focus on risk management, we have been able to provide investors a less volatile equity investment as measured by beta that has outperformed the passive benchmark in most of the standard time periods going back to inception.

Q.  What factors influenced performance over the period?

A.  The Fund’s relative security selection within the energy sector detracted the most from relative performance during the 12-month period, as holdings within the oil-and-gas equipment and services industry, in particular, negatively impacted performance. Uncertainty about global economic growth, along with rising input costs, caused many natural resource and commodity-related companies to post weak results. Despite the weakness in the period, we hold a favorable long-term view of the opportunities in the energy sector, particularly given the massive global stimulus and liquidity from the world’s central banks. We believe the Fund’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

Relative security selection and an overweight exposure to the information technology sector also detracted value during the period. Specifically, lower exposure to the computer hardware industry and holdings within the systems software industry negatively impacted performance. We continue to hold conviction in this industry group, and the technology sector overall, due to the high free cash flows, strong balance sheets and attractive valuations we see in many companies. The sector also benefits from many long-term themes we have identified, including demand for the latest connectivity devices, the need for information and entertainment and the quest for productivity enhancement in the context of a low-growth global economy.

The Fund’s relative selection and overweight allocation in the materials sector also held back performance during the period. Specifically, Fund investments related to gold mining and production underperformed the S&P 500 Index, as these companies faced significantly rising production costs which offset the benefit of high precious metals prices. We continue to forecast benefits arising from strong demand in emerging markets and sustained global reflation efforts, which should support commodity prices. We are particularly focused on long-term opportunities within the gold mining and production and fertilizers and agricultural industries.

The Fund’s underweight to the more defensive utilities sector contributed the most to performance during the period, as it was a lagging sector relative to the index. Our lack of exposure to utilities reflects our belief that other sectors present more attractive growth opportunities and a better combination of risk and reward.

Q.  How is the Fund positioned?

A.  Against the backdrop of a back-and-forth market over the last several quarters, we continue to believe an enhanced focus on risk management and valuation-sensitivity is critical. During the 12-month period, we maintained a combination of cyclical growth and stable growth holdings in the Fund. We continue to favor businesses with

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

well-defined growth opportunities and global revenue drivers. We also continue to believe some reflation exposure is appropriate, given continuing measures by the Federal Reserve and other global central banks to reflate asset prices and stimulate global economic growth.

The portfolio is currently positioned with large absolute allocations to the information technology and health care sectors. Details regarding our overweight positioning in technology have been noted above. With respect to health care, we view health care spending overall as typically more resilient in the context of low economic growth. Within the sector, we continue to favor select companies in the pharmaceutical and biotechnology industries, which offer a compelling combination of growth, high cash flows and solid fundamentals.

Relative to the S&P 500 Index, the Fund’s largest absolute underweight allocation is to the financials sector. We have generally exercised caution in this area due to our expectation that increased regulations globally and persistent capital risks will decrease future returns on equity. We have marginally increased our exposure to the sector during the period, and continue to favor investment in globally diversified asset managers with visible revenues and relatively low underlying credit risk.

Q.  What is your outlook for growth equities and the Fund?

A.  Our outlook for growth equities remains favorable and we have positioned the Fund accordingly. In our view, equities continue to offer compelling risk-reward characteristics, and we are finding companies with attractively valued fundamentals in many industries. Even as we anticipate periods of heightened volatility, we also see significant growth potential in our secular themes related to innovation, mobility and productivity enhancement within technology, as well as the expanding middle class in emerging economies driving growth in the consumer and health care areas, in particular. Additionally, continued global central bank reflation measures and infrastructure build-out are providing support to select companies in more cyclical sectors, such as energy and materials.

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations within the U.S. equity market are attractive, especially for growth equities, as investors continue to discount the growth of future cash flows, while growth premiums remain historically low. Equity and equity-sensitive securities have delivered solid gains during the last year, but continue to offer attractive risk-reward characteristics from a long-term perspective. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus the broad market across a complete market cycle.

calamos.com	35

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	3.73%	1.53%	7.82%
With Sales Charge	-1.19	0.54	7.29

Class B Shares – Inception 9/11/00
Without Sales Charge	3.12	0.79	7.18
With Sales Charge	-1.88	0.43	7.18

Class C Shares – Inception 8/5/96
Without Sales Charge	2.97	0.77	7.01
With Sales Charge	1.97	0.77	7.01

Class I Shares – Inception 9/18/97	4.01	1.78	8.09

Class R Shares – Inception 3/1/07	3.49	1.27	3.69	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

calamos.com	37

Calamos Global Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

FUND OBJECTIVE

High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>

Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Effective the close of business January 20, 2012, the Global Growth and Income Fund is limiting new investments to investors that own fund shares, subject to exceptions enumerated in the prospectus.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of both U.S. and non-U.S. companies. The Fund offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 9, 1996, the Fund has returned 8.45% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI World Index, which gained 5.66% for the same period. For the 12-month period ended October 31, 2012, the Fund earned 3.03%, versus 10.11% for the MSCI World Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.70 versus the MSCI World Index. The Fund has therefore outperformed the global equity market, as measured by the MSCI World Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

While our strategy is compared to an all-equity benchmark, we typically invest a portion of the portfolio in securities that exhibit less volatility, such as convertible bonds. This tends to offer lower downside capture, which is a critical part of our risk management

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

process, but it can also cause the portfolio returns to lag the benchmark return during periods of strong market performance such as the 10% gain seen by the MSCI World Index over this 12-month period. Through this focus on risk management, we have been able to provide investors a less volatile equity investment as measured by beta that has outperformed the passive benchmark over longer standard time periods.

Q.  What factors influenced performance over the period?

A.  The Fund’s relative selection and overweight exposure in the materials sector detracted the most value during the 12-month period. Specifically, the Fund’s larger exposure to the gold mining and production industry negatively impacted performance. Generally, these companies faced significantly rising production costs which offset the benefit of high precious metals prices. We continue to forecast benefits arising from strong demand in emerging markets and sustained global reflation efforts which should support commodity prices.

The Fund’s relative security selection within the energy sector also detracted from relative performance. Holdings within the oil-and-gas equipment and services industry, in particular, had a negative impact. Uncertainty about global economic growth, along with rising input costs, caused many commodity-related companies to post weaker results. Despite the weakness in the period, we hold a favorable view of the opportunities in the energy sector, particularly given the massive global stimulus and liquidity from the world’s central banks. We believe the Fund’s holdings within the sector will benefit from long-term secular themes, such as strong global demand for energy resources, especially within developing economies.

An overweight exposure and relative security selection within health care added the most value during the period. Specifically, Fund holdings within the pharmaceuticals industry delivered strong absolute gains and outperformed the MSCI World Index. We remain attracted to select companies within the industry, due to their global revenue potential and stable growth profiles. We also tend to favor companies in the health care equipment and biotechnology industries. Our focus remains on corporate performance, cash flows and fundamentals. Because health care spending is not as dependent on robust economic growth, we view the Fund’s holdings as providing defensive growth characteristics.

Q.  How is the Fund positioned?

A.  During the period, we have maintained a combination of cyclical growth and stable growth holdings in the Fund. We continue to favor businesses with well-defined global growth opportunities and diverse revenue drivers. We also continue to believe a degree of reflation exposure is appropriate, given coordinated measures by global central banks to boost asset prices and stimulate economic growth.

The Fund is currently positioned with significant overweight allocations to the information technology and health care sectors. We continue to hold conviction in the technology sector due to its significant global growth exposure, strong cash flow characteristics and attractive valuations. The sector also benefits from many of the long-term themes we have identified, including demand for mobility and connectivity devices, the need for information and entertainment and the quest for productivity enhancement in the context of a low-growth global economy. With respect to health care investments, we view health care spending overall as typically more resilient in the

SECTOR WEIGHTINGS
Information Technology	20.7%
Health Care	17.8
Materials	10.6
Consumer Staples	10.0
Energy	9.3
Consumer Discretionary	7.2
Financials	7.0
Industrials	2.2
Telecommunication Services	2.1
Utilities	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

calamos.com	39

Calamos Global Growth and Income Fund

context of low economic growth. Within the sector, we continue to favor selected companies in the pharmaceutical and biotechnology industries, which offer a compelling combination of growth, high cash flow and solid balance sheets.

Relative to the index, the Fund’s largest absolute underweight allocation is to the financials sector. We have generally exercised caution in this area due to our expectation that increased regulations globally and persistent capital risks will decrease future returns on equity. We have marginally increased our exposure to financials during the period, and continue to favor investments in globally diversified asset managers with visible revenues and relatively low underlying credit risk.

Q.  What is your outlook for global growth equities and the Fund?

A.  Our outlook for global growth equities remains favorable and we have positioned the Fund accordingly. In our view, equities continue to offer compelling risk-reward characteristics and we are finding companies with attractively valued fundamentals in many industries. As we have noted in the past, we expect the global economy to experience quarters of growth and quarters of retreat, and for the financial markets to reflect this rotation. Although we anticipate periods of heightened volatility, we also see significant growth potential in our secular themes related to innovation, mobility and productivity enhancement within technology, as well as the expanding middle class in emerging economies driving growth in consumer and health care areas, in particular. Additionally, continued global central bank reflation measures and infrastructure build-out are providing support to select companies in more cyclical sectors such as energy and materials.

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations of global equities are attractive, as investors continue to discount the growth of future cash flows. Equity and equity-sensitive securities have delivered solid gains during the last year but continue to offer attractive risk-reward characteristics from a long-term perspective. We continue to pursue our strategic objective to participate in a significant portion of equity market upside while aiming to reduce volatility versus global equities across a complete market cycle.

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

calamos.com	41

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	3.03%	-0.65%	8.07%
With Sales Charge	-1.89	-1.61	7.55

Class B Shares – Inception 9/11/00
Without Sales Charge	2.25	-1.41	7.43
With Sales Charge	-2.75	-1.76	7.43

Class C Shares – Inception 9/24/96
Without Sales Charge	2.29	-1.40	7.26
With Sales Charge	1.29	-1.40	7.26

Class I Shares – Inception 9/18/97	3.32	-0.40	8.37

Class R Shares – Inception 3/1/07	2.77	-0.88	2.54	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

The Convertible Fund is currently closed to new investments with limited exceptions as enumerated in the prospectus.

Q.  What is the Fund’s investment strategy?

A.  Calamos Convertible Fund invests in convertible securities primarily issued by U.S. companies, though 5% to 15% may be invested in non-U.S. securities. The Fund, which may also invest in equities, offers participation in the equity markets with income generation and potentially less downside volatility than an all-equity portfolio. We pay close attention to risk and reward characteristics, including valuations, equity sensitivity, credit quality, and balance sheets as we position the portfolio to reflect our view of secular and cyclical opportunities.

Q.  What is a convertible security?

A.  A convertible security is a bond or preferred stock that can be exchanged, or converted, into a specific number of shares of common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

Q.  How has the Fund performed?

A.  Because we believe convertible funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on June 21, 1985, the Fund has returned 9.20% on an annualized basis (Class A shares at net asset value) compared with a gain of 8.36% for the Value Line Convertible Index and 10.14% for the S&P 500 Index. For the 12-month period ended October 31, 2012, the Fund returned 0.51%. For this same period, the BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index (V0A0) returned 9.42%, the Value Line Convertible Index gained 13.12%, and the S&P 500 Index returned 15.21%.

We compare the Fund’s performance to multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the Fund’s performance to the S&P 500 Index. We also measure the Fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index for research and analysis.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

FUND OBJECTIVE

Current income with a secondary objective of growth

INVESTMENT STRATEGY

>	Invests in convertible securities issued by both U.S. and foreign companies

>	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

>	Utilizes a highly disciplined strategy that seeks to enhance investment returns while managing risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Current income as well as capital growth potential

>	An investment that provides the growth potential of equities along with the income and limited downside potential typical of fixed income securities

calamos.com	43

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	28.2%
Health Care	15.6
Financials	11.3
Energy	8.7
Consumer Discretionary	8.4
Industrials	6.4
Materials	5.6
Utilities	1.2
Telecommunication Services	1.2
Consumer Staples	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with at beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.62 versus the S&P 500 Index. The Fund has therefore performed largely in line with the equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the period?

A.  The Fund’s position in the highest quality credit tiers (AAA/AA and A) hindered performance during the 12-month period. Historically, we have not favored the most speculatively rated credits due to the fact that when the underlying equity declines, the bond value of the convertible does not hold up as well as we have seen in more established credits.

From a sector standpoint, selection in health care detracted from returns versus the S&P 500 Index. Our selections in the sector favored the larger and highest quality biotechnology and pharmaceuticals firms that offered sustainable growth characteristics and revenue streams. Many of the lower quality convertible issuers performed exceptionally well, as several either benefited from FDA approval of drugs in trial or from acquisition by larger companies.

An underweight position and selection in the consumer discretionary sector also hampered returns. The Fund largely avoided the homebuilding industry, given concerns regarding the slowing economy and the fact that financial institutions had placed very stringent standards on lending. Despite these concerns, homebuilders performed very strongly during the reporting period. Additionally, our names in Internet retail posted challenging returns during the reporting period.

Security selection in the energy sector also hampered returns. Our selections in the oil-and-gas exploration and production and oil-and-gas equipment and services industries, in particular, lagged the overall S&P 500 Index.

Finally, an overweight position and security selection in information technology also held back returns. The Fund’s holdings within the systems software, computer storage and peripherals industry underperformed relative to the index.

Q.  How is the Fund positioned?

A.  We are encouraged by the convertible issues we’re seeing that offer an attractive risk-reward profile relative to their underlying stocks. As many convertibles are issued by companies having growth characteristics, we are also enthusiastic about the valuations that we see in growth equities, and we continue to expect convertibles to

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

provide an attractive method for accessing this well-priced growth. Our expectations remain for continued intervention by the Federal Reserve and the European Central Bank in their efforts to reflate assets, and we have positioned our portfolios in sectors that we feel should benefit from this intervention.

Information technology represents the Fund’s current largest overweight. We maintain conviction in the sector, as it should benefit from consumer spending on technologies that enable access to information anywhere and at any time. We also favor the materials and energy sectors, as both should benefit from a weakening dollar in the face of continued reflation activities.

While we remain underweight on a relative basis, the health care and financials sectors nevertheless maintain sizeable allocations. We have been opportunistic in our positioning in these sectors. In health care, we believe the provisions contained in the Affordable Care Act will benefit equipment manufacturers and pharmaceuticals who will receive new customers as a result of the legislation. We also see the health care sector benefiting from demographic trends, including an aging population in the developed regions of the world and a growing middle class consumer with increased access to health care. Our view on the financials sector has become more constructive, especially as economic data has shown improvement in the housing market.

In regards to credit quality, we have remained significantly underweight the most speculative credit tiers (B-/CCC), as their weak credit attributes do not typically provide the downside protection we desire. Our attention in the convertible market remains concentrated on convertibles that offer attractive risk-reward, valuations and balance sheets.

Q.  What is your outlook for convertible securities and the Fund?

A.  While the low interest rate environment has continued to present a challenge to the convertible market, we did see a resurgence of convertible issuance at the end of the reporting period. Two factors have traditionally supported convertible issuance—high interest rates and equity valuations. During much of the reporting period, issuers were faced with low interest rates and depressed equity prices. As the year unfolded, however, equity valuations improved and provided issuers with an opportunity to issue convertibles.

We expect the low interest rate environment to persist for the foreseeable future, but we do see opportunities within the existing convertible market. The Fund’s focus continues to be on the portion of the convertible market which offers the most attractive risk-reward characteristics. We are still encouraged by the opportunities that we see in the convertible market, and we believe that the Fund is well-positioned given the expected volatility in the future.

calamos.com	45

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	0.51%	1.43%	6.51%
With Sales Charge	-4.25	0.45	5.99

Class B Shares – Inception 9/11/00
Without Sales Charge	-0.25	0.68	5.87
With Sales Charge	-4.90	0.34	5.87

Class C Shares – Inception 7/5/96
Without Sales Charge	-0.24	0.68	5.72
With Sales Charge	-1.16	0.68	5.72

Class I Shares – Inception 6/25/97	0.81	1.69	6.79

Class R Shares – Inception 3/1/07	0.29	1.22	3.12	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

calamos.com	47

Calamos Total Return Bond Fund

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

FUND OBJECTIVE

Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high yield securities, international bonds and currencies, among others

>	Credit and interest rate exposure may be further tailored via derivative-based strategies

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos Total Return Bond Fund invests in the major sectors of the U.S. investment-grade bond market, including U.S. Treasurys, agency issues, mortgage-backed securities and corporate debt. The Fund emphasizes yield and capital preservation, and can provide income generation with a conservative total return approach, along with portfolio diversification when combined with other asset classes. To increase return potential and enhance risk management, we also can invest opportunistically in other sectors of the fixed income market, such as high yield corporate bonds, international bonds and currencies.

Q.  How has the Fund performed?

A.  Since its inception on June 27, 2007, Calamos Total Return Bond Fund has returned an average annualized 6.20% (Class A shares at net asset value), versus a 6.74% return in the Barclays U.S. Aggregate Bond Index. For the 12-month period ended October 31, 2012, the Fund returned 3.35%, versus a return of 5.25% for the index.

Q.  What factors influenced performance over the period?

A.  Falling rates during the period were a benefit to most segments of the bond market, but the longer-duration index received more of a boost from this factor than did our portfolio, resulting in a relative detraction from performance. The Fund is intentionally positioned with shorter duration, as we see downside risk in longer-dated bonds, especially Treasurys, if inflation begins to rise.

Currency movements also negatively affected relative performance, as some of the Fund’s non-dollar holdings were hurt by a stronger dollar. We continue to view currency diversification as an important element of our positioning and do not expect a persistently stronger dollar.

The portfolio overweight to corporate credit was a significant positive, as this was one of the better segments of the index. However, our use of shorter-dated corporate debt was a relative detraction from the longer-dated corporate debt in the index, as once again duration provided a boost to longer-dated corporate debt.

Q.  How is the Fund positioned?

A.  As always, Fund positioning takes both opportunity and risk into consideration. The heaviest portfolio weight and largest relative overweight is in corporate securities. We also have a relative overweight to sovereign debt securities, where we own very high-quality bonds which offer both yield and currency diversification. Within the corporate space, we have the heaviest weight in the information technology, industrials and energy sectors. We continue to find attractively priced securities in these sectors that we find to be well-supported by fundamental strength and forward-looking macroeconomic factors.

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

The portfolio is underweight to financials, utilities and telecommunication services, primarily as a function of finding better relative opportunities in the other sectors. We continue to find little value in U.S. Treasurys and remain underweight there. We are also positioned with underweight allocations to both mortgages and agencies relative the index. Our view is that inflation is likely to increase and put upward pressure on interest rates at some point in the future. While it is difficult to know when or how quickly this might happen, we believe it is appropriate to be positioned in advance, as markets can adjust quickly. To the extent that we are involved in Treasurys and government-related securities, we are keeping the maturities fairly short so as to reduce their sensitivity to rising rates and to allow us the opportunity to reposition should more attractive yield opportunities present themselves in the near future.

Q.  What is your outlook for fixed income and the Fund?

A.  We are finding businesses with strong balance sheets and growing cash flows that offer a real income stream to investors. We also continue to seek diversification and yield opportunities in sovereign debt, especially among countries that are not engaged in aggressively diluting their own currencies.

With interest rates on U.S. government bonds extremely low—offering little to no yield after inflation—we do not see this segment of the market as a haven for investment returns. Rather, we continue to believe that higher-quality corporate debt offers the most compelling and appropriate opportunity for this portfolio on a risk/reward basis.

As always, we continue to seek to balance the portfolio risk and opportunity for the Fund in the context of global macroeconomic trends.

ASSET ALLOCATION
Corporate Bonds	65.2%
Sovereign Bonds	19.4
U.S. Government and Agency Securities	11.1
Residential Mortgage-Backed Securities	3.1
Cash and Receivables/Payables	0.7
Convertible Bonds	0.5

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

calamos.com	49

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	3.35%	5.81%	6.20%
With Sales Charge	-0.49	5.00	5.44

Class B Shares – Inception 6/27/07
Without Sales Charge	2.59	5.03	5.42
With Sales Charge	-0.91	4.82	5.34

Class C Shares – Inception 6/27/07
Without Sales Charge	2.68	5.03	5.41
With Sales Charge	1.68	5.03	5.41

Class I Shares – Inception 6/27/07	3.70	6.10	6.48

Class R Shares – Inception 6/27/07	3.09	5.55	5.94

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

Q.  What is the Fund’s investment strategy?

A.  Calamos High Income Fund invests in diversified portfolio of high yield bonds of U.S. and non-U.S. companies that have the potential for income and capital appreciation. The Fund offers higher income, compared with investment-grade securities and government bonds, and invests in the higher quality portion of the high yield market. We emphasize companies that offer relatively better balance sheets, reliable cash flows and debt servicing, and the potential for credit upgrades. We also have the flexibility to include investment-grade bonds in the Fund, which we believe provides us with additional advantages in tailoring the risk and reward characteristics of the Fund.

Q.  How has the Fund performed?

A.  Because we believe high yield funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 2, 1999, Calamos High Income Fund has returned 6.89% on an annualized basis (Class A shares at net asset value), versus a 7.76% gain in the Credit Suisse High Yield Index. For the 12-month period ended October 31, 2012, the Fund earned 9.39%, versus 12.86% for the Credit Suisse High Yield Index.

Q.  What factors influenced performance over the period?

A.  Falling Treasury yields and tightening credit spreads both affected the Fund’s performance over the period. Credit quality was also a factor, as lower credit tiers outperformed.

Security selection within the energy sector was additive to returns during the period. In particular, portfolio holdings within the oil-and-gas refining and marketing industry outperformed. The Fund’s overweight to energy took away some of that contribution, however, as the sector underperformed its peers within the index. We continue to have a favorable outlook toward refining, as margins have firmed meaningfully in 2012. We also see the sector as the beneficiary of longer-term supply challenges and more liquid global monetary conditions that we expect will persist for the foreseeable future.

An underweight position and security selection within the utilities sector contributed to returns, as this was the second-weakest sector during the 12-month period. The Fund’s holdings within the electric utilities industry outperformed their peers. Overall, we have tended to be underweight the sector, as we find many of these businesses to be more cyclical and the market opportunity to be less attractive than elsewhere.

Portfolio positioning within the materials sector was the largest detractor from relative returns during the period, though the Fund’s holdings did post positive absolute returns. Portfolio holdings within the gold industry were relative underperformers. Longer term, we see this industry—and the sector overall—as a beneficiary of easier monetary conditions.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

FUND OBJECTIVE

Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

INVESTMENT STRATEGY

>	Conducts proprietary, in-depth credit analysis of individual issuers, taking a combination of quantitative and qualitative factors into consideration

>	Seeks companies with respectable balance sheets that offer a good yield, sustainable growth and reliable long-term debt servicing

>	Attempts to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations

>	Dynamically blends straight high yield bonds, higher-yielding convertible and synthetic high yield securities to construct a diversified portfolio with a consistent risk/reward profile

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A broader opportunity set of bonds and convertible securities designed to generate the highest yield potential and capital gain

>	Risk management that employs stringent credit analysis

calamos.com	51

Calamos High Income Fund

SECTOR WEIGHTINGS
Consumer Discretionary	22.2%
Energy	16.5
Industrials	13.5
Information Technology	11.5
Health Care	11.1
Materials	6.2
Financials	5.7
Consumer Staples	3.7
Utilities	2.5
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

An underweight to the telecommunication services sector also detracted from relative results, as this was the strongest sector during the period. As with utilities, we have tended to be underweight here as we have not seen as much opportunity as in other sectors.

Q.  How is the Fund positioned?

A.  The average credit quality of the portfolio is higher than that of the index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. We currently view the lowest credit tiers of the market as less attractive given their pricing and our outlook for a slower-growth global economy.

From a sector standpoint, the portfolio is allocated with overweight allocations to the information technology and health care sectors. Larger underweight exposures are to the financials, telecommunication services and materials sectors. On an industry level, we continue to find attractive opportunities in oil-and-gas exploration and production.

Additionally, where the risk/reward is compelling, we are investing in global businesses with the ability to seek out the best opportunities around the world and diversify their revenue streams. Overall, our portfolio companies are performing very well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

Q.  What is your outlook for high yield securities and the Fund?

A.  We see global credit markets as an attractive opportunity for investors, especially in this low-rate environment. The issuance environment for corporate borrowers remains favorable, which enables debt refinancing at attractive rates. Corporate fundamentals also continue to improve in many sectors of the market.

We view the mid-grade credit space as particularly well-priced, offering both attractive levels of income with less exposure to potential inflation and higher interest rates. In addition, the mid-grade credit space also offers far healthier companies than are available in the most speculative credit tiers. While the lowest-quality securities can offer higher yields, we find the healthier companies with improving credit profiles to be more suitable investments amid the current economic environment. As noted above, the Fund therefore maintains a higher average quality than the index as a result of this outlook.

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

calamos.com	53

Calamos High Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	9.39%	5.45%	8.82%
With Sales Charge	4.22	4.43	8.30

Class B Shares – Inception 12/21/00
Without Sales Charge	8.55	4.67	8.17
With Sales Charge	3.55	4.36	8.17

Class C Shares – Inception 12/21/00
Without Sales Charge	8.65	4.69	8.00
With Sales Charge	7.65	4.69	8.00

Class I Shares – Inception 3/1/02	9.63	5.72	9.09

Class R Shares – Inception 3/1/07	9.17	5.21	5.42^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses performance, strategy and positioning during the year ended October 31, 2012.

The Market Neutral Income Fund is currently limiting new investments to investors that own Fund shares, subject to exceptions enumerated in the prospectus.

Q.  What is the Fund’s investment strategy?

A.  Calamos Market Neutral Income Fund primarily utilizes two complementary income-producing strategies, covered call writing and convertible arbitrage. The Fund seeks to deliver steady and positive returns, regardless of whether the equity market is rising or falling.

In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance Fund returns by selling (“writing”) options on the Fund’s equities and market indexes. We believe that both strategies are advantageous through full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. The aim of this dynamic allocation approach is to provide attractive returns with a lower risk profile over full market cycles.

Q.  How has the Fund performed?

A.  Because we believe alternative funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 4, 1990, the Fund has returned 6.97% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index has earned 7.12%, while the Citigroup 30-Day U.S. Treasury Bill Index has earned 3.08%.

For the 12-month period ended October 31, 2012, the Fund earned 6.01%, versus a 5.90% gain for the Barclays U.S. Government/Credit Bond Index and a 0.04% return for the Citigroup 30-Day U.S. Treasury Bill Index.

Q.  How did the strategies on the whole contribute to performance?

A.  The covered call and convertible arbitrage strategies both contributed positively to performance during the reporting period. The rising equity market and falling volatility observed during the period was especially favorable to the covered call strategy, which outperformed convertible arbitrage.

Q.  How did the covered call strategy contribute to returns?

A.  The covered call strategy benefited from strong equity returns during the period, as reflected by the 15.21% gain in the S&P 500 Index. The strong equity market supported the return of the Fund’s equity basket, which is managed to closely match the S&P 500’s performance. During the reporting period, calls were written

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

FUND OBJECTIVE

High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

calamos.com	55

Calamos Market Neutral Income Fund

STRATEGY ALLOCATION

approximately 3% to 5% out of the money and capped much of the upside performance of the equity basket. At the same time, the strategy benefited from premiums collected on the written calls, as volatility declined significantly over the course of the 12-month period.

During the period, we saw a disparity between put and call premiums, with puts being much more expensive than calls. In response, we had implemented a Treasury hedge strategy that was negatively correlated with the equity markets to serve as a “synthetic put” position and to provide a positive yield carry. From the beginning of the reporting period through June 30, 2012, the spread between the two-year and 10-year Treasurys narrowed by 53 basis points, which was beneficial to returns. With the 10-year Treasury trading at historic lows, we subsequently sold out of the Treasury hedge strategy.

While volatility declined overall during the period, we observed significant “volatility in volatility” in the markets, and saw an increase in correlation and beta with our covered call strategy to the S&P 500. As an objective of the Fund is to provide lower overall volatility, we sought to reduce the correlation and beta by including a 5% position in a buy-write strategy in the SPDR Gold Trust (GLD). We expected gold, as a store of value, to provide a strong negative correlation with a swift downside equity market, as well as a positive response to the continued inflationary (dollar devaluing) pressure put on by the Federal Reserve’s reflation policies and deficit spending by Congress. The buy-write structure in GLD gave up immediate upside participation in exchange for income, limited downside participation and unlimited upside participation past 110% of the initial purchase price of GLD. During the reporting period, GLD declined just 0.57% and the position worked as designed to contribute positively as the net premiums received on the position more than offset the modest decline in GLD.

Q.  How did convertible arbitrage contribute to returns?

A.  The convertible arbitrage strategy performed well and also benefited from the rising equity market during the period. The convertible market, as measured by the BofA Merrill Lynch U.S. Convertible Securities Index, was up 11.60%. Credit spreads also tightened during the period and helped support the bond portion of the convertible. Two factors that provided a headwind to performance were declining volatility and the low interest rate environment. Declining volatility impacted the embedded option in the convertible, while the near-zero Fed Funds rate meant that there was no interest earned on the cash proceeds received from stocks sold short.

Q.  Did the allocations to convertible arbitrage and covered call writing change over the period?

A.  At the beginning of the 12-month period, covered call writing reflected 53.6% of the portfolio, while convertible arbitrage comprised 46.4%. by the end of the period, the weighting was 50.5% for covered calls and 49.5% for convertible arbitrage. While the allocations do show a slight increase to the covered call strategy, much of this was attributed to the outperformance of the covered calls versus convertible arbitrage during the period.

Q.  What is your outlook for the Fund?

A.  We expect volatile market conditions to persist as investors sort through many uncertainties including the fiscal cliff in the U.S., ongoing debt concerns in Europe and

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

global economic slowdown in general. As our strategies derive benefits from volatility, we expect the current environment to be supportive for the Fund. Convertible arbitrage should benefit from continued “volatility in volatility,” as this type of environment provides several hedge rebalancing opportunities that will be supportive to the Fund. Spikes in volatility may also provide opportunities for call writing to capture higher call premiums.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/12

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

calamos.com	57

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/12

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/12

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.01%	2.20%	4.04%
With Sales Charge	1.00	1.22	3.54

Class B Shares – Inception 9/11/00
Without Sales Charge	5.18	1.44	3.41
With Sales Charge	0.18	1.07	3.41

Class C Shares – Inception 2/16/00
Without Sales Charge	5.28	1.45	3.27
With Sales Charge	4.28	1.45	3.27

Class I Shares – Inception 5/10/00	6.25	2.45	4.31

Class R Shares – Inception 3/1/07	5.72	1.93	2.66	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Government/Credit Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2012 to October 31, 2012, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2012 to October 31, 2012, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	59

Expense Example

The actual and hypothetical exmaples shown assume a $1,000 investment at the beginning of the period, May 1, 2012 and held through October 31, 2012.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.33	$9.96	$9.96	$5.11	$7.54
Actual – Ending Balance	$936.00	$932.50	$932.60	$937.20	$934.90

Hypothetical Expenses per $1,000*	$6.60	$10.38	$10.38	$5.33	$7.86
Hypothetical – Ending Value	$1,018.60	$1,014.83	$1,014.83	$1,019.86	$1,017.34

Annualized Expense Ratio	1.30%	2.05%	2.05%	1.05%	1.55%
CALAMOS VALUE FUND
Actual Expenses per $1,000*	$5.82	$9.59	$9.59	$4.56	$7.08
Actual – Ending Balance	$1,012.50	$1,008.10	$1,008.10	$1,013.90	$1,010.90

Hypothetical Expenses per $1,000*	$5.84	$9.63	$9.63	$4.57	$7.10
Hypothetical – Ending Value	$1,019.36	$1,015.59	$1,015.59	$1,020.61	$1,018.10

Annualized Expense Ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS BLUE CHIP FUND
Actual Expenses per $1,000*	$5.66	$9.33	$9.33	$4.43	$6.88
Actual – Ending Balance	$956.90	$953.80	$953.10	$958.70	$955.80

Hypothetical Expenses per $1,000*	$5.84	$9.63	$9.63	$4.57	$7.10
Hypothetical – Ending Value	$1,019.36	$1,015.58	$1,015.58	$1,020.61	$1,018.10

Annualized Expense Ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.05	$10.55	$10.55	$5.89	$8.22
Actual – Ending Balance	$871.00	$864.50	$866.10	$874.60	$869.00

Hypothetical Expenses per $1,000*	$7.61	$11.39	$11.39	$6.34	$8.87
Hypothetical – Ending Value	$1,017.60	$1,013.83	$1,013.83	$1,018.85	$1,016.34

Annualized Expense Ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.03	$10.77	$10.77	$5.77	$8.27
Actual – Ending Balance	$996.50	$992.20	$992.10	$997.10	$994.80

Hypothetical Expenses per $1,000*	$7.10	$10.89	$10.89	$5.84	$8.36
Hypothetical – Ending Value	$1,018.10	$1,014.33	$1,014.33	$1,019.36	$1,016.84

Annualized Expense Ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.14	$11.86	$11.86	$6.89	$9.38
Actual – Ending Balance	$986.20	$982.80	$982.00	$987.00	$984.60

Hypothetical Expenses per $1,000*	$8.26	$12.04	$12.04	$7.00	$9.53
Hypothetical – Ending Value	$1,016.94	$1,013.17	$1,013.17	$1,018.20	$1,015.69

Annualized Expense Ratio	1.63%	2.38%	2.38%	1.38%	1.88%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.02	$10.76	$10.77	$5.77	$8.27
Actual – Ending Balance	$995.40	$991.30	$992.10	$997.00	$994.60

Hypothetical Expenses per $1,000*	$7.10	$10.89	$10.89	$5.84	$8.36
Hypothetical – Ending Value	$1,018.10	$1,014.33	$1,014.33	$1,019.36	$1,016.84

Annualized Expense Ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(1)	Annualized Expense Ratios for Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund and Calamos Global Equity are adjusted to reflect fee waiver.

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2012 and held through October 31, 2012.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.48	$8.04	$9.24	$4.23	$6.73
Actual – Ending Balance	$1,000.40	$997.90	$996.70	$1,001.70	$999.30

Hypothetical Expenses per $1,000*	$5.53	$8.11	$9.32	$4.27	$6.80
Hypothetical – Ending Value	$1,019.66	$1,017.09	$1,015.89	$1,020.91	$1,018.40

Annualized Expense Ratio	1.09%	1.60%	1.84%	0.84%	1.34%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$6.65	$10.41	$10.40	$5.39	$7.90
Actual – Ending Balance	$1,004.30	$1,000.30	$999.70	$1,004.90	$1,002.90

Hypothetical Expenses per $1,000*	$6.70	$10.48	$10.48	$5.43	$7.96
Hypothetical – Ending Value	$1,018.50	$1,014.73	$1,014.73	$1,019.76	$1,017.24

Annualized Expense Ratio	1.32%	2.07%	2.07%	1.07%	1.57%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.48	$9.23	$9.23	$4.22	$6.73
Actual - Ending Balance	$999.00	$995.30	$995.50	$1,000.90	$997.80

Hypothetical Expenses per $1,000*	$5.53	$9.32	$9.32	$4.27	$6.80
Hypothetical – Ending Value	$1,019.66	$1,015.89	$1,015.89	$1,020.91	$1,018.40

Annualized Expense Ratio	1.09%	1.84%	1.84%	0.84%	1.34%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.56	$8.35	$8.35	$3.30	$5.82
Actual - Ending Balance	$1,017.10	$1,013.30	$1,013.30	$1,018.40	$1,014.90

Hypothetical Expenses per $1,000*	$4.57	$8.36	$8.36	$3.30	$5.84
Hypothetical – Ending Value	$1,020.61	$1,016.84	$1,016.84	$1,021.87	$1,019.36

Annualized Expense Ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.06	$9.89	$9.89	$4.78	$7.34
Actual - Ending Balance	$1,043.10	$1,038.90	$1,039.40	$1,044.20	$1,042.10

Hypothetical Expenses per $1,000*	$5.99	$9.78	$9.78	$4.72	$7.25
Hypothetical – Ending Value	$1,019.20	$1,015.43	$1,015.43	$1,020.46	$1,017.95

Annualized Expense Ratio	1.18%	1.93%	1.93%	0.93%	1.43%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.87	$9.65	$9.65	$4.61	$7.13
Actual – Ending Balance	$1,014.00	$1,010.80	$1,010.70	$1,015.40	$1,013.00

Hypothetical Expenses per $1,000*	$5.89	$9.68	$9.68	$4.62	$7.15
Hypothetical – Ending Value	$1,019.30	$1,015.53	$1,015.53	$1,020.56	$1,018.05

Annualized Expense Ratio(2)	1.16%	1.91%	1.91%	0.91%	1.41%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366.

(1)	Annualized Expense Ratios for Calamos Total Return Bond Fund are adjusted to reflect fee waiver.

(2)	Includes 0.03% related to dividend expense on short positions.

calamos.com	61

Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

COMMON STOCKS (99.1%)
		Consumer Discretionary (14.9%)
1,297,500		Amazon.com, Inc.#~	$302,083,950
2,850,000		Chico’s FAS, Inc.	53,010,000
585,000	CHF	Compagnie Financière Richemont, SA	37,965,353
740,000		Expedia, Inc.	43,771,000
1,400,000		Gap, Inc.	50,008,000
870,894		Harman International Industries, Inc.	36,516,585
1,825,000		Michael Kors Holdings, Ltd.#	99,809,250
461,000		Panera Bread Company - Class A#	77,743,040
163,200		Priceline.com, Inc.#	93,639,264
500,000		Ross Stores, Inc.	30,475,000
590,000		Scripps Networks Interactive, Inc. - Class A	35,824,800
1,210,000		Starbucks Corp.	55,539,000
775,000		Williams-Sonoma, Inc.	35,828,250

			952,213,492

		Consumer Staples (3.9%)
430,000		Anheuser-Busch InBev, NV	36,034,000
1,410,000		Coca-Cola Company	52,423,800
2,700,000		Companhia de Bebidas das Americas	110,133,000
510,000		Costco Wholesale Corp.	50,199,300

			248,790,100

		Energy (7.4%)
725,000		Continental Resources, Inc.#	52,098,500
500,000		EOG Resources, Inc.	58,245,000
1,480,000		National Oilwell Varco, Inc.	109,076,000
800,000		Occidental Petroleum Corp.	63,168,000
490,000		Oil States International, Inc.#	35,819,000
1,500,000		Rowan Companies, Inc.#	47,565,000
1,535,000		Schlumberger, Ltd.	106,728,550

			472,700,050

		Financials (3.5%)
760,000		American Express Company	42,537,200
2,525,000		Discover Financial Services	103,525,000
600,000		IntercontinentalExchange, Inc.#	78,600,000

			224,662,200

		Health Care (12.9%)
520,000		Abbott Laboratories	34,070,400
320,000		Alexion Pharmaceuticals, Inc.#	28,921,600
419,000		Amgen, Inc.	36,262,355
740,000		Cerner Corp.#	56,380,600
975,000		Cubist Pharmaceuticals, Inc.#	41,827,500
400,000		Edwards Lifesciences Corp.#	34,732,000
1,515,000		Gilead Sciences, Inc.#	101,747,400
293,000		Intuitive Surgical, Inc.#	158,870,460

NUMBER OF SHARES			VALUE

632,000		Jazz Pharmaceuticals, PLC#	$33,957,360
1,110,000		Johnson & Johnson	78,610,200
575,000		Novo Nordisk, A/S	92,166,750
336,048	DKK	Novo Nordisk, A/S - Class B	53,873,708
257,000		Regeneron Pharmaceuticals, Inc.#	36,571,100
950,000		ResMed, Inc.	37,943,000

			825,934,433

		Industrials (8.2%)
4,000,000	CHF	ABB, Ltd.#	72,239,708
1,725,000		AGCO Corp.#	78,504,750
785,000		Caterpillar, Inc.	66,575,850
1,244,000		Dover Corp.	72,425,680
1,538,000		Eaton Corp.~	72,624,360
1,307,300		Fluor Corp.	73,012,705
645,000		Parker-Hannifin Corp.	50,735,700
370,000		Roper Industries, Inc.	40,392,900

			526,511,653

		Information Technology (41.1%)
1,989,000		Accenture, PLC - Class A~	134,078,490
504,350		Apple, Inc.	300,138,685
1,676,202		Aruba Networks, Inc.#	30,456,590
475,000		Citrix Systems, Inc.#	29,359,750
1,631,000		Cognizant Technology Solutions Corp. - Class A#	108,706,150
1,170,000		CommVault Systems, Inc.#	73,089,900
1,825,000		eBay, Inc.#~	88,129,250
2,750,000		EMC Corp.#~	67,155,000
2,795,000		Facebook, Inc.#	59,016,425
1,330,000		Fusion-io, Inc.#	31,388,000
444,850		Google, Inc.#	302,395,685
634,000		IPG Photonics Corp.#	33,652,720
353,000		MasterCard, Inc. - Class A	162,708,290
196,985		Mellanox Technologies, Ltd.#	15,161,935
1,550,000		Nuance Communications, Inc.#	34,503,000
7,745,000		Oracle Corp.	240,482,250
4,420,000		QUALCOMM, Inc.	258,901,500
550,000		Rackspace Hosting, Inc.#	35,029,500
615,000		Red Hat, Inc.#	30,239,550
645,000		Salesforce.com, Inc.#~	94,157,100
1,865,000		SAP, AG	135,958,500
1,290,000		Solarwinds, Inc.#	65,261,100
1,305,000		Teradata Corp.#	89,144,550
2,700,000		TIBCO Software, Inc.#	68,067,000
1,645,000		VMware, Inc. - Class A#	139,446,650

			2,626,627,570

		Materials (7.2%)
500,000		Agrium, Inc.	52,770,000
1,575,000	GBP	Anglo American, PLC	48,532,428

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

520,000	Barrick Gold Corp.	$21,060,000
635,000	Mosaic Company	33,235,900
1,250,000	Newmont Mining Corp.	68,187,500
780,000	Rio Tinto, PLC	38,984,400
1,030,000	Royal Gold, Inc.	90,722,400
5,100,000	Yamana Gold, Inc.	103,071,000

		456,563,628

	TOTAL COMMON STOCKS (Cost $5,105,089,436)	6,334,003,126

PURCHASED OPTION (0.0%)#
	Consumer Discretionary (0.0%)
3,250	Amazon.com, Inc. Put, 11/17/12, Strike $215.00 (Cost $1,914,693)	425,750

SHORT TERM INVESTMENT (0.7%)
41,282,498	Fidelity Prime Money Market Fund - Institutional Class (Cost $41,282,498)	41,282,498

TOTAL INVESTMENTS (99.8%) (Cost $5,148,286,627)		6,375,711,374

OTHER ASSETS, LESS LIABILITIES (0.2%)		15,961,864

NET ASSETS (100.0%)		$6,391,673,238

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%)#
	Consumer Discretionary (0.0%)
4,300	Amazon.com, Inc. Call, 11/17/12, Strike $250.00 (Premium $1,773,862)	(419,250)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
Barclays Bank PLC	Brazilian Real	01/17/13	139,643,000	$68,078,285	$(398,840)
UBS AG	British Pound Sterling	01/17/13	49,593,000	80,011,500	(439,829)
Citibank N.A.	Danish Krone	01/17/13	773,537,000	134,601,487	(206,539)
Citibank N.A.	European Monetary Unit	01/17/13	117,428,000	152,322,510	(252,193)
Northern Trust Company	Swiss Franc	01/17/13	98,153,000	105,523,840	(286,471)

					$(1,583,872)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $22,049,495.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	calamos.com	63

Value Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

COMMON STOCKS (94.7%)
		Consumer Discretionary (15.1%)
29,300		Marriott International, Inc. - Class A	$1,068,864
18,200		McGraw-Hill Companies, Inc.	1,006,096
63,052		Newell Rubbermaid, Inc.	1,301,393
39,435		Omnicom Group, Inc.	1,889,331
24,240		Target Corp.	1,545,300
26,235		Walt Disney Company~	1,287,352

			8,098,336

		Consumer Staples (5.1%)
40,500	GBP	Diageo, PLC	1,157,835
20,965		Wal-Mart Stores, Inc.	1,572,794

			2,730,629

		Energy (10.0%)
13,100		National Oilwell Varco, Inc.	965,470
27,100		Noble Corp.	1,022,754
17,300		Occidental Petroleum Corp.	1,366,008
58,770		Ocean Rig UDW, Inc.#	932,680
26,500		Seadrill, Ltd.	1,069,010

			5,355,922

		Financials (28.3%)
20,981		Berkshire Hathaway, Inc. - Class B#	1,811,709
28,775		Capital One Financial Corp.~	1,731,392
26,910		JPMorgan Chase & Company	1,121,609
88,400		KKR & Co., LP	1,330,420
73,645		Legg Mason, Inc.	1,876,475
36,960		MetLife, Inc.	1,311,710
4,803		National Bank Holdings Corp.#	91,257
91,000		Och-Ziff Capital Management Group, LLC - Class A	910,910
120,380		Oriental Financial Group, Inc.	1,418,076
18,170		PNC Financial Services Group, Inc.	1,057,312
13,375		Prudential Financial, Inc.	763,044
38,350		SunTrust Banks, Inc.	1,043,120
16,439		Westamerica BanCorp.	725,289

			15,192,323

		Health Care (7.3%)
18,845		Covidien, PLC	1,035,533
11,688		McKesson Corp.	1,090,607
45,100		Teva Pharmaceutical Industries, Ltd.	1,822,942

			3,949,082

		Industrials (18.9%)
60,911		Aecom Technology Corp.#	1,307,759
9,350		Deere & Company	798,864
13,700		General Dynamics Corp.	932,696
35,400		Raytheon Company	2,002,224

NUMBER OF SHARES		VALUE

49,160	Trinity Industries, Inc.	$1,537,725
7,160	Union Pacific Corp.	880,895
36,305	URS Corp.	1,215,491
61,890	Xylem Inc.	1,501,451

		10,177,105

	Information Technology (5.5%)
7,600	Alliance Data Systems Corp.#	1,087,180
65,160	Microsoft Corp.	1,859,341

		2,946,521

	Materials (4.5%)
35,000	Dow Chemical Company	1,025,500
35,305	Freeport-McMoRan Copper & Gold, Inc.	1,372,658

		2,398,158

	TOTAL COMMON STOCKS (Cost $49,374,865)	50,848,076

SHORT TERM INVESTMENT (2.6%)
1,409,132	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,409,132)	1,409,132

TOTAL INVESTMENTS (97.3%) (Cost $50,783,997)		52,257,208

OTHER ASSETS, LESS LIABILITIES (2.7%)		1,450,645

NET ASSETS (100.0%)		$53,707,853

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $163,860.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Blue Chip Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

COMMON STOCKS (98.0%)
		Consumer Discretionary (11.3%)
8,115		Amazon.com, Inc.#	$1,889,334
5,150	CHF	Compagnie Financière Richemont, SA	334,225
9,500		Gap, Inc.	339,340
6,550		Michael Kors Holdings, Ltd.#	358,220
8,200		Nike, Inc. - Class B	749,316
2,100		Panera Bread Company - Class A#	354,144
1,745		Polaris Industries, Inc.	147,453
1,070		Priceline.com, Inc.#	613,934
16,200		Starbucks Corp.	743,580
14,450		TJX Companies, Inc.	601,553
6,900		Yum! Brands, Inc.	483,759

			6,614,858

		Consumer Staples (7.3%)
7,900		Anheuser-Busch InBev, NV	662,020
50,200		Coca-Cola Company~	1,866,436
6,050		Colgate-Palmolive Company	635,008
4,600		Costco Wholesale Corp.	452,778
7,400	GBP	SABMiller, PLC	317,593
4,500		Wal-Mart Stores, Inc.	337,590

			4,271,425

		Energy (7.4%)
3,000		EOG Resources, Inc.	349,470
10,850		Exxon Mobil Corp.	989,195
14,550		National Oilwell Varco, Inc.	1,072,335
3,642		Occidental Petroleum Corp.	287,572
9,250		Rowan Companies, Inc.#	293,318
18,550		Schlumberger, Ltd.	1,289,781

			4,281,671

		Financials (2.6%)
12,100		American Express Company	677,237
6,500		Franklin Resources, Inc.	830,700

			1,507,937

		Health Care (15.4%)
7,100		Abbott Laboratories	465,192
2,950		Alexion Pharmaceuticals, Inc.#	266,621
13,450		Amgen, Inc.	1,164,030
3,800		Cerner Corp.#	289,522
17,750		Gilead Sciences, Inc.#	1,192,090
2,525		Intuitive Surgical, Inc.#	1,369,106
21,950		Johnson & Johnson	1,554,499
16,770		Novo Nordisk, A/S	2,688,063

			8,989,123

		Industrials (6.8%)
6,500		3M Company	569,400
32,250		ABB, Ltd.	582,435

NUMBER OF SHARES			VALUE

5,600		Caterpillar, Inc.	$474,936
8,000		Danaher Corp.	413,840
11,675		Dover Corp.	679,719
19,025		Eaton Corp.	898,360
6,100		Fluor Corp.	340,685

			3,959,375

		Information Technology (42.6%)
32,200		Accenture, PLC - Class A	2,170,602
4,600		Apple, Inc.~	2,737,460
30,950		Cisco Systems, Inc.	530,483
7,523		Cognizant Technology Solutions Corp. - Class A#	501,408
37,600		eBay, Inc.#	1,815,704
46,875		EMC Corp.#	1,144,688
25,250		Facebook, Inc.#	533,154
12,300		Fusion-io, Inc.#	290,280
3,420		Google, Inc.#	2,324,813
3,500		International Business Machines Corp.	680,855
4,700		MasterCard, Inc. - Class A	2,166,371
1,771		Mellanox Technologies, Ltd.#	136,314
52,500		Oracle Corp.	1,630,125
32,150		QUALCOMM, Inc.	1,883,186
8,425		Salesforce.com, Inc.#	1,229,882
870	KRW	Samsung Electronics Company, Ltd.	1,044,033
17,400		SAP, AG	1,268,460
238,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	725,200
5,500		Teradata Corp.#	375,705
10,600		TIBCO Software, Inc.#	267,226
16,750		VMware, Inc. - Class A#	1,419,897

			24,875,846

		Materials (4.6%)
13,750		Barrick Gold Corp.	556,875
26,650		Goldcorp, Inc.	1,205,379
11,150		Newmont Mining Corp.	608,233
6,400		Rio Tinto, PLC	319,872

			2,690,359

		TOTAL COMMON STOCKS (Cost $46,909,167)	57,190,594

SHORT TERM INVESTMENT (1.6%)
945,154		Fidelity Prime Money Market Fund - Institutional Class (Cost $945,154)	945,154

TOTAL INVESTMENTS (99.6%) (Cost $47,854,321)			58,135,748

OTHER ASSETS, LESS LIABILITIES (0.4%)			238,019

NET ASSETS (100.0%)			$58,373,767

See accompanying Notes to Schedule of Investments	calamos.com	65

Blue Chip Fund    Schedule of Investments October 31, 2012

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	British Pound Sterling	01/17/13	528,000	$851,856	$(4,683)
Citibank N.A.	Danish Krone	01/17/13	15,929,000	2,771,771	(4,253)
Citibank N.A.	European Monetary Unit	01/17/13	1,389,000	1,801,751	(2,983)
Northern Trust Company	New Taiwanese Dollar	01/17/13	12,938,000	443,018	1,801
Northern Trust Company	South Korean Won	01/17/13	803,907,000	734,183	(14,288)
Northern Trust Company	Swiss Franc	01/17/13	813,000	874,053	(2,373)

					$(26,779)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $151,907.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
GBP	British Pound Sterling
KRW	South Korean Won
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Discovery Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

COMMON STOCKS (94.3%)
	Consumer Discretionary (13.7%)
26,500	Aeropostale, Inc.#	$316,675
17,500	Ascena Retail Group, Inc.#	346,500
7,800	Cabela’s, Inc.#	349,518
4,200	Fossil, Inc.#	365,820
9,800	GNC Holdings, Inc.	378,966
11,300	Hanesbrands, Inc.#	378,211
41,000	LeapFrog Enterprises, Inc.#	362,440
9,800	Lennar Corp. - Class A	367,206
10,200	Meritage Homes Corp.#	377,196
2,600	Panera Bread Company - Class A#	438,464
6,900	Papa John’s International, Inc.#	367,908
13,500	Select Comfort Corp.#	375,705
6,100	Six Flags Entertainment Corp.	348,371

		4,772,980

	Consumer Staples (4.1%)
12,200	B&G Foods, Inc.	369,294
3,600	Boston Beer Company, Inc.#	387,288
5,800	Fresh Market, Inc.#	328,918
6,700	Herbalife, Ltd.	344,045

		1,429,545

	Energy (6.2%)
16,800	Atwood Oceanics, Inc.#	803,040
20,200	Northern Oil and Gas, Inc.#	306,232
12,100	Oasis Petroleum, Inc.#	355,377
7,100	Oceaneering International, Inc.	371,543
4,400	Oil States International, Inc.#	321,640

		2,157,832

	Financials (8.9%)
3,500	Credit Acceptance Corp.#	285,775
17,200	First Cash Financial Services, Inc.#	768,152
18,100	Homeowners Choice, Inc.	401,820
13,600	Main Street Capital Corp.	408,408
26,000	MarketAxess Holdings, Inc.	812,240
11,100	Zillow, Inc.#	414,696

		3,091,091

	Health Care (14.5%)
52,615	Achillion Pharmaceuticals, Inc.#	496,686
17,100	Align Technology, Inc.#	454,518
14,300	Bio-Reference Laboratories, Inc.#	396,968
7,300	Catamaran Corp.#	344,268
13,365	Cyberonics, Inc.#	618,131
25,000	HealthStream, Inc.#	638,500
57,300	ImmunoGen, Inc.#	634,884
38,000	NPS Pharmaceuticals, Inc.#	351,120

NUMBER OF SHARES			VALUE

5,000		Onyx Pharmaceuticals, Inc.#	$391,800
9,500		ResMed, Inc.	379,430
13,000		Team Health Holdings, Inc.#	345,930

			5,052,235

		Industrials (15.8%)
9,200		3D Systems Corp.#	400,200
11,900		Advisory Board Company#	565,250
5,400		Chart Industries, Inc.#	382,266
12,800		Deluxe Corp.	403,328
17,000		DigitalGlobe, Inc.#	440,980
23,000		Donaldson Company, Inc.	742,210
13,000		Fortune Brands Home & Security, Inc.#	369,720
39,000		GrafTech International, Ltd.#	409,890
16,000		Matson, Inc.	340,000
2,600		TransDigm Group, Inc.	346,346
4,200		Wabtec Corp.	343,980
27,100		Westport Innovations, Inc.#	760,426

			5,504,596

		Information Technology (24.3%)
2,600		Alliance Data Systems Corp.#	371,930
21,500		Aspen Technology, Inc.#	532,770
12,500		Cirrus Logic, Inc.#	509,500
4,500		CoStar Group, Inc.#	373,050
48,500		Global Cash Access Holdings, Inc.#	341,925
11,700		Heartland Payment Systems, Inc.	305,136
41,300		iGATE Corp.#	662,865
6,500		LinkedIn Corp.#	695,045
51,700		LSI Logic Corp.#	354,145
6,800		MAXIMUS, Inc.	375,224
15,600		Netscout Systems, Inc.#	385,788
13,900		NetSuite, Inc.#	882,789
4,900		OSI Systems, Inc.#	388,325
5,600		Palo Alto Networks, Inc.#	307,888
9,700		Sourcefire, Inc.#	415,063
18,400		TIBCO Software, Inc.#	463,864
7,700		Ultimate Software Group, Inc.#	780,472
7,700		VeriSign, Inc.#	285,439

			8,431,218

		Materials (6.8%)
7,000		Albemarle Corp.	385,770
9,900		Allied Nevada Gold Corp.#	365,508
10,300		American Vanguard Corp.	368,019
43,200	CAD	Argonaut Gold, Inc.#	459,791
26,400		Louisiana-Pacific Corp.#	416,856
6,400		Valspar Corp.	358,592

			2,354,536

		TOTAL COMMON STOCKS (Cost $30,995,009)	32,794,033

See accompanying Notes to Schedule of Investments	calamos.com	67

Discovery Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.9%)#
	Other (0.9%)
	iShares Russell 2000 Index Fund
2,100	Put, 11/17/12, Strike $70.00	$8,400
2,000	Put, 01/19/13, Strike $76.00	295,000

	TOTAL PURCHASED OPTIONS (Cost $726,966)	303,400

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (4.7%)
1,643,658	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,643,658)	1,643,658

TOTAL INVESTMENTS (99.9%) (Cost $33,365,633)		34,741,091

OTHER ASSETS, LESS LIABILITIES (0.1%)		37,018

NET ASSETS (100.0%)		$34,778,109

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

COMMON STOCKS (95.8%)
		Consumer Discretionary (5.6%)
70,000	GBP	ASOS, PLC#	$2,554,000
74,000	JPY	Benesse Holdings, Inc.	3,564,478
118,000	CHF	Compagnie Financière Richemont, SA	7,657,969
45,500	KRW	Hyundai Motor Company	9,351,101
73,500	CHF	Swatch Group, AG	30,423,641

			53,551,189

		Consumer Staples (12.0%)
209,000	EUR	Anheuser-Busch InBev, NV	17,478,904
771,100	BRL	Companhia de Bebidas das Americas	31,511,435
235,000	EUR	Danone, SA	14,454,220
350,000	GBP	Diageo, PLC	10,005,981
500,000	INR	Hindustan Unilever, Ltd.	5,069,924
352,000	BRL	Natura Cosméticos, SA	9,384,702
145,000	CHF	Nestlé, SA	9,205,793
260,000	GBP	SABMiller, PLC	11,158,693
1,360,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	7,336,444

			115,606,096

		Energy (11.7%)
196,000	CAD	Encana Corp.	4,415,519
286,000	CAD	Ensign Energy Services, Inc.	4,275,324
125,000	CAD	Pacific Rubiales Energy Corp.	2,939,925
415,000	GBP	Petrofac, Ltd.	10,774,265
746,000	NOK	Petroleum Geo-Services, ASA	12,890,523
222,000		Schlumberger, Ltd.	15,435,660
356,000	NOK	StatoilHydro, ASA	8,767,909
819,920	NOK	Subsea 7, SA	17,974,331
173,000	EUR	Technip, SA	19,512,825
465,000	NOK	TGS Nopec Geophysical Company, ASA	15,799,358

			112,785,639

		Financials (1.2%)
2,100,000	GBP	Aberdeen Asset Management, PLC	11,014,231

		Health Care (14.6%)
165,000	CHF	Actelion, Ltd.#	7,964,139
43,000	DKK	Coloplast, A/S - Class B	9,431,884
295,000		Covidien, PLC	16,210,250
208,000	AUD	CSL, Ltd.	10,258,706
8,872,000	MXN	Genomma Lab Internacional, SAB de CV#	17,752,131
160,000	SEK	Getinge, AB - B Shares	4,923,546
2,625	JPY	M3, Inc.	5,042,275
166,000	CHF	Novartis, AG	10,009,895
279,164	DKK	Novo Nordisk, A/S - Class B	44,754,320
317,000		QIAGEN, NV#	5,531,650

NUMBER OF SHARES			VALUE

80,200	JPY	Sawai Pharmaceutical Company, Ltd.	$8,859,406

			140,738,202

		Industrials (2.8%)
586,000	CHF	ABB, Ltd.#	10,583,117
160,000	INR	Larsen & Toubro, Ltd.	4,818,252
112,500	EUR	Siemens, AG	11,335,380

			26,736,749

		Information Technology (29.9%)
1,250,000	HKD	AAC Technologies Holdings, Inc.	4,450,608
612,500		Accenture, PLC - Class A	41,288,625
250,000		Allot Communications, Ltd.#~	5,840,000
220,000	GBP	Aveva Group, PLC	7,079,380
174,000		Check Point Software Technologies, Ltd.#	7,748,220
44,000	EUR	Dassault Systemes, SA	4,642,183
270,000	JPY	DeNA Company, Ltd.	8,426,937
438,000	EUR	Dialog Semiconductor, PLC#	8,722,433
1,136,000	INR	HCL Technologies Ltd.	12,802,346
3,500,200	TWD	Hon Hai Precision Industry Company, Ltd.	10,612,738
85,000	EUR	Ingenico, SA	4,500,622
65,000	JPY	Kakaku.com, Inc.	2,224,985
126,000		Mellanox Technologies, Ltd.#~	9,698,220
8,700,000	TWD	Pegatron Corp.	10,968,658
2,460,000	TWD	Quanta Computer, Inc.	5,614,407
1,442,000	TWD	Radiant Opto-Electronics Corp.	5,989,196
13,400	KRW	Samsung Electronics Company, Ltd.	16,080,504
640,000	EUR	SAP, AG	46,670,731
243,000	EUR	Software, AG	9,758,495
12,522,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	38,155,282
760,342	INR	Tata Consultancy Services, Ltd.	18,560,628
375,000	BRL	Totvs, SA	7,625,366

			287,460,564

		Materials (16.7%)
228,100	GBP	Anglo American, PLC	7,028,728
375,000	ZAR	AngloGold Ashanti, Ltd.	12,669,500
516,000	CAD	Barrick Gold Corp.	20,867,324
10,700	CHF	Givaudan, SA#	10,703,081
510,000	CAD	Goldcorp, Inc.	23,055,319
750,000	AUD	Newcrest Mining, Ltd.	20,684,956
65,000	CAD	Potash Corp. of Saskatchewan, Inc.	2,613,016
51,600	CHF	Syngenta, AG	20,118,300
1,360,500	CAD	Yamana Gold, Inc.	27,475,630
321,600	NOK	Yara International, ASA	15,156,656

			160,372,510

See accompanying Notes to Schedule of Investments	calamos.com	69

International Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

		Telecommunication Services (1.3%)
4,000,000	HKD	China Unicom Hong Kong, Ltd.	$6,448,507
316,000	CLP	ENTEL, SA	6,436,246

			12,884,753

		TOTAL COMMON STOCKS (Cost $848,946,869)	921,149,933

SHORT TERM INVESTMENT (3.6%)
34,928,697		Fidelity Prime Money Market Fund - Institutional Class (Cost $34,928,697)	34,928,697

TOTAL INVESTMENTS (99.4%) (Cost $883,875,566)			956,078,630

OTHER ASSETS, LESS LIABILITIES (0.6%)			6,078,923

NET ASSETS (100.0%)			$962,157,553

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $161,066.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2012

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$137,075,793	14.3%
US Dollar	136,681,322	14.3%
Swiss Franc	106,665,935	11.1%
Canadian Dollar	85,642,057	9.0%
New Taiwanese Dollar	71,340,281	7.5%
Norwegian Krone	70,588,777	7.4%
British Pound Sterling	59,615,278	6.2%
Danish Krone	54,186,204	5.7%
Brazilian Real	48,521,503	5.1%
Indian Rupee	41,251,150	4.3%
Australian Dollar	30,943,662	3.2%
Japanese Yen	28,118,081	2.9%
South Korean Won	25,431,605	2.7%
Hong Kong Dollar	18,235,559	1.9%
Mexican Peso	17,752,131	1.9%
South African Rand	12,669,500	1.3%
Chilean Peso	6,436,246	0.7%
Swedish Krona	4,923,546	0.5%
Total Investments	$956,078,630	100.0%

Currency exposure may vary over time.

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (20.1%)
		Energy (5.4%)
2,802,800	EUR	CGGVeritas 1.750%, 01/01/16	$1,185,661
41,800,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	6,380,527
5,700,000		Subsea 7, SA 2.250%, 10/11/13	6,389,100
		Technip, SA
2,000,000	EUR	0.250%, 01/01/17	2,832,086
1,140,000	EUR	0.500%, 01/01/16	1,483,813

			18,271,187

		Financials (1.8%)
7,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	6,271,520

		Health Care (0.6%)
10,380,000	SEK	Elekta, AB 2.750%, 04/25/17	1,913,568

		Industrials (1.8%)
3,200,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	3,409,157
2,750,000		Siemens, AG 1.050%, 08/16/17	2,746,562

			6,155,719

		Information Technology (4.3%)
6,800,000		Pegatron Corp. 0.000%, 02/06/17	7,400,962
3,000,000		Radiant Opto-Electronics Corp. 0.000%, 07/21/16	3,195,000
4,300,000		United Microelectronics Corp. 0.000%, 05/24/16	4,106,500

			14,702,462

		Materials (4.2%)
5,900,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	6,207,390
1,680,000		Goldcorp, Inc. 2.000%, 08/01/14	2,011,800
		Newmont Mining Corp.
2,880,000		1.625%, 07/15/17	4,093,200
1,475,000		1.250%, 07/15/14	1,943,312

			14,255,702

		Telecommunication Services (2.0%)
6,300,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	6,674,834

		TOTAL CONVERTIBLE BONDS (Cost $68,966,260)	68,244,992

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCK (0.5%)
		Materials (0.5%)
40,000		AngloGold Ashanti, Ltd. 6.000% (Cost $1,701,935)	$1,617,200

COMMON STOCKS (75.3%)
		Consumer Discretionary (4.0%)
55,000	BRL	Abril Educacao, SA	993,821
2,466,000	INR	DISH TV India, Ltd.#	3,448,477
55,000	BRL	Estacio Participacoes, SA	1,047,980
26,700	KRW	Hyundai Motor Company	5,487,350
6,200	CHF	Swatch Group, AG	2,566,348

			13,543,976

		Consumer Staples (18.3%)
750,000	HKD	Biostime International Holdings, Ltd.	1,918,486
138,000		Coca-Cola Company~	5,130,840
90,000	INR	Colgate-Palmolive India, Ltd.	2,147,140
405,000	BRL	Companhia de Bebidas das Americas	16,550,553
133,000	GBP	Diageo, PLC	3,802,273
539,000	INR	Hindustan Unilever, Ltd.	5,465,378
1,270,000	INR	ITC, Ltd.	6,657,077
231,500	BRL	Natura Cosméticos, SA	6,172,041
21,200	INR	Nestlé India, Ltd.	1,852,256
40,000	CHF	Nestlé, SA	2,539,529
95,000	GBP	SABMiller, PLC	4,077,215
1,036,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	5,588,644

			61,901,432

		Energy (8.5%)
3,100,000	HKD	CNOOC, Ltd.	6,379,728
80,000		National Oilwell Varco, Inc.	5,896,000
32,000		Occidental Petroleum Corp.	2,526,720
110,000	CAD	Pacific Rubiales Energy Corp.	2,587,134
102,000	GBP	Petrofac, Ltd.	2,648,132
113,000	NOK	Petroleum Geo-Services, ASA	1,952,586
35,000	ZAR	Sasol, Ltd.	1,491,003
78,000		Schlumberger, Ltd.	5,423,340

			28,904,643

		Health Care (8.6%)
8,400	DKK	Coloplast, A/S - Class B	1,842,508
3,953,000	MXN	Genomma Lab Internacional, SAB de CV#	7,909,623
225,000	INR	Glenmark Pharmaceuticals, Ltd.	1,791,160
91,800	DKK	Novo Nordisk, A/S - Class B	14,716,964
275,000	BRL	Qualicorp, SA#	2,821,693

			29,081,948

See accompanying Notes to Schedule of Investments	calamos.com	71

Evolving World Growth Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

		Industrials (1.7%)
145,000	CHF	ABB, Ltd.#	$2,618,689
130,000	HKD	Hutchison Whampoa, Ltd.	1,273,542
60,000	INR	Larsen & Toubro, Ltd.	1,806,844

			5,699,075

		Information Technology (23.7%)
1,475,000	HKD	AAC Technologies Holdings, Inc.	5,251,717
8,900		Apple, Inc.	5,296,390
1,100,000	TWD	Chipbond Technology Corp.	1,861,900
598,000	INR	HCL Technologies Ltd.	6,739,263
1,870,000	TWD	Hon Hai Precision Industry Company, Ltd.	5,669,910
144,500		QUALCOMM, Inc.	8,464,087
1,610,000	TWD	Quanta Computer, Inc.	3,674,470
10,100	KRW	Samsung Electronics Company, Ltd.	12,120,380
1,190,000	CLP	Sonda, SA	3,645,558
5,065,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	15,435,335
342,254	INR	Tata Consultancy Services, Ltd.	8,354,726
190,000	BRL	Totvs, SA	3,863,519

			80,377,255

		Materials (8.8%)
15,500	GBP	Anglo American, PLC	477,621
180,000	CAD	Argonaut Gold, Inc.#	1,915,795
178,300	CAD	Barrick Gold Corp.	7,210,550
1,600	CHF	Givaudan, SA#	1,600,461
100,000	CAD	Goldcorp, Inc.	4,520,651
26,000		Newmont Mining Corp.	1,418,300
487,500	CAD	Yamana Gold, Inc.	9,845,181
62,000	NOK	Yara International, ASA	2,921,992

			29,910,551

		Telecommunication Services (1.7%)
1,500,000	HKD	China Unicom Hong Kong, Ltd.	2,418,190
165,500	CLP	ENTEL, SA	3,370,882

			5,789,072

		TOTAL COMMON STOCKS (Cost $231,091,462)	255,207,952

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (4.7%)
15,907,165	Fidelity Prime Money Market Fund - Institutional Class (Cost $15,907,165)	$15,907,165

TOTAL INVESTMENTS (100.6%) (Cost $317,666,822)		340,977,309

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(2,009,654)

NET ASSETS (100.0%)		$338,967,655

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $334,620.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2012

CURRENCY EXPOSURE

OCTOBER 31, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$99,857,859	29.3%
Indian Rupee	38,262,321	11.2%
Brazilian Real	31,449,607	9.2%
Hong Kong Dollar	29,210,834	8.6%
New Taiwanese Dollar	26,641,615	7.8%
Canadian Dollar	26,079,311	7.7%
South Korean Won	17,607,730	5.2%
Danish Krone	16,559,472	4.9%
British Pound Sterling	11,005,241	3.2%
Swiss Franc	9,325,027	2.7%
Mexican Peso	7,909,623	2.3%
Chilean Peso	7,016,440	2.1%
Singapore Dollar	6,271,520	1.8%
European Monetary Unit	5,501,560	1.6%
Norwegian Krone	4,874,578	1.4%
Swedish Krona	1,913,568	0.6%
South African Rand	1,491,003	0.4%
Total Investments	$340,977,309	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	calamos.com	73

Global Equity Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

COMMON STOCKS (95.8%)
		Consumer Discretionary (6.1%)
36,600		Amazon.com, Inc.#	$8,521,212
36,500	CHF	Compagnie Financière Richemont, SA	2,368,778
11,000	KRW	Hyundai Motor Company	2,260,706
35,000		Michael Kors Holdings, Ltd.#	1,914,150
17,850	CHF	Swatch Group, AG	7,388,599

			22,453,445

		Consumer Staples (8.2%)
81,500	EUR	Anheuser-Busch InBev, NV	6,815,936
130,000		Coca-Cola Company	4,833,400
278,000	BRL	Companhia de Bebidas das Americas	11,360,627
11,000		Costco Wholesale Corp.	1,082,730
39,500	CHF	Nestlé, SA	2,507,785
79,300	GBP	SABMiller, PLC	3,403,401

			30,003,879

		Energy (9.0%)
15,500		EOG Resources, Inc.	1,805,595
74,100		National Oilwell Varco, Inc.	5,461,170
28,600		Occidental Petroleum Corp.	2,258,256
100,000	GBP	Petrofac, Ltd.	2,596,208
249,000	NOK	Petroleum Geo-Services, ASA	4,302,601
59,800		Schlumberger, Ltd.	4,157,894
111,076	NOK	Subsea 7, SA	2,435,014
52,150	EUR	Technip, SA	5,882,046
124,000	NOK	TGS Nopec Geophysical Company, ASA	4,213,162

			33,111,946

		Financials (2.2%)
24,500		American Express Company	1,371,265
33,600		Franklin Resources, Inc.	4,294,080
36,900		T. Rowe Price Group, Inc.	2,396,286

			8,061,631

		Health Care (15.4%)
93,800		Amgen, Inc.	8,117,921
8,300	DKK	Coloplast, A/S - Class B	1,820,573
99,200		Covidien, PLC	5,451,040
45,000	AUD	CSL, Ltd.	2,219,431
81,000		Cubist Pharmaceuticals, Inc.#	3,474,900
1,957,000	MXN	Genomma Lab Internacional, SAB de CV#	3,915,794
18,650		Intuitive Surgical, Inc.#	10,112,403
45,000		Johnson & Johnson	3,186,900
112,800	DKK	Novo Nordisk, A/S - Class B	18,083,590

			56,382,552

		Industrials (1.0%)
191,500	CHF	ABB, Ltd.#	3,458,476

NUMBER OF SHARES			VALUE

		Information Technology (39.3%)
225,900		Accenture, PLC - Class A	$15,227,919
77,300		Allot Communications, Ltd.#	1,805,728
30,075		Apple, Inc.~	17,897,632
86,000	GBP	Aveva Group, PLC	2,767,394
27,000		Cognizant Technology Solutions Corp. - Class A#	1,799,550
50,000	JPY	DeNA Company, Ltd.	1,560,544
55,000	EUR	Dialog Semiconductor, PLC#	1,095,283
145,000		eBay, Inc.#	7,002,050
75,000		EMC Corp.#	1,831,500
30,000		Facebook, Inc.#	633,450
17,825		Google, Inc.#~	12,116,900
6,800		MasterCard, Inc. - Class A	3,134,324
34,700		Mellanox Technologies, Ltd.#	2,670,859
149,500		Oracle Corp.	4,641,975
200,200		QUALCOMM, Inc.	11,726,715
45,500		Salesforce.com, Inc.#	6,642,090
5,500	KRW	Samsung Electronics Company, Ltd.	6,600,207
249,700	EUR	SAP, AG	18,208,877
50,000	EUR	Software, AG	2,007,921
75,300		Solarwinds, Inc.#	3,809,427
3,440,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	10,481,886
30,000		Teradata Corp.#	2,049,300
41,000		TIBCO Software, Inc.#	1,033,610
36,000		VeriSign, Inc.#	1,334,520
70,200		VMware, Inc. - Class A#	5,950,854

			144,030,515

		Materials (14.2%)
33,000	GBP	Anglo American, PLC	1,016,870
187,650		Barrick Gold Corp.	7,599,825
1,550	CHF	Givaudan, SA#	1,550,446
161,500	CAD	Goldcorp, Inc.	7,300,851
45,000		Mosaic Company	2,355,300
293,100	AUD	Newcrest Mining, Ltd.	8,083,680
137,800		Newmont Mining Corp.	7,516,990
9,100	CHF	Syngenta, AG	3,547,995
480,100	CAD	Yamana Gold, Inc.	9,695,737
73,800	NOK	Yara International, ASA	3,478,113

			52,145,807

		Telecommunication Services (0.4%)
1,000,000	HKD	China Unicom Hong Kong, Ltd.	1,612,127

		TOTAL COMMON STOCKS (Cost $322,044,810)	351,260,378

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (6.1%)
22,241,626	Fidelity Prime Money Market Fund - Institutional Class (Cost $22,241,626)	$22,241,626

TOTAL INVESTMENTS (101.9%) (Cost $344,286,436)		373,502,004

LIABILITIES, LESS OTHER ASSETS (-1.9%)		(6,915,977)

NET ASSETS (100.0%)		$366,586,027

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Australian Dollar	01/17/13	8,822,000	$9,102,412	$(144,235)
Barclays Bank PLC	Brazilian Real	01/17/13	12,857,000	6,268,001	(36,721)
UBS AG	British Pound Sterling	01/17/13	5,510,000	8,889,629	(48,867)
Citibank N.A.	Canadian Dollar	01/17/13	10,036,000	10,032,037	178,522
Citibank N.A.	Danish Krone	01/17/13	103,146,000	17,948,211	(27,541)
Citibank N.A.	European Monetary Unit	01/17/13	20,522,000	26,620,249	(44,074)
UBS AG	European Monetary Unit	01/17/13	3,208,000	4,161,279	287
Citibank N.A.	Hong Kong Dollar	01/17/13	8,997,000	1,161,074	(356)
Goldman Sachs Capital Markets LP	Japanese Yen	01/17/13	122,206,000	1,532,053	20,144
JPMorgan Chase Bank N.A.	Mexican Peso	01/17/13	46,386,000	3,516,737	66,522
Northern Trust Company	New Taiwanese Dollar	01/17/13	157,699,000	5,399,869	21,949
Barclays Bank PLC	Norwegian Krone	01/17/13	50,532,000	8,838,852	(26,107)
Northern Trust Company	South Korean Won	01/17/13	6,067,723,000	5,541,461	(107,841)
Northern Trust Company	Swiss Franc	01/17/13	18,093,000	19,451,701	(52,807)

					$(201,125)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $169,144.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$209,461,346	56.1%
European Monetary Unit	34,010,063	9.1%
Swiss Franc	20,822,079	5.6%
Danish Krone	19,904,163	5.3%
Canadian Dollar	16,996,588	4.6%
Norwegian Krone	14,428,890	3.9%
Brazilian Real	11,360,627	3.0%
New Taiwanese Dollar	10,481,886	2.8%
Australian Dollar	10,303,111	2.8%
British Pound Sterling	9,783,873	2.6%
South Korean Won	8,860,913	2.4%
Mexican Peso	3,915,794	1.0%
Hong Kong Dollar	1,612,127	0.4%
Japanese Yen	1,560,544	0.4%
Total Investments	$373,502,004	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	calamos.com	75

Growth and Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (32.4%)
		Consumer Discretionary (2.8%)
10,780,000		Jarden Corp.* 1.875%, 09/15/18	$10,833,900
27,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	25,042,500
31,980,000		Omnicom Group, Inc. 0.000%, 07/01/38	34,058,700
47,500,000		Priceline.com, Inc.* 1.000%, 03/15/18	50,082,812

			120,017,912

		Energy (3.4%)
21,650,000		Chesapeake Energy Corp. 2.500%, 05/15/37	20,134,500
23,500,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	26,026,250
22,250,000		Hornbeck Offshore Services, Inc.* 1.500%, 09/01/19	22,416,875
44,000,000		Subsea 7, SA 1.000%, 10/05/17	43,780,000
		Technip, SA
19,005,900	EUR	0.250%, 01/01/17	26,913,176
4,298,700	EUR	0.500%, 01/01/16	5,595,145

			144,865,946

		Financials (1.0%)
1,843,000		Ares Capital Corp. 5.750%, 02/01/16	1,963,947
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	18,955,511
27,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)*§ 0.000%, 10/24/14	22,995,573

			43,915,031

		Health Care (6.4%)
56,634,000		Amgen, Inc.~ 0.375%, 02/01/13	64,208,797
25,000,000		Gilead Sciences, Inc. 1.625%, 05/01/16	39,390,750
20,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	22,562,500
23,500,000		Medicines Company* 1.375%, 06/01/17	24,484,063
22,000,000		Medtronic, Inc. 1.625%, 04/15/13	22,233,750
23,500,000		Salix Pharmaceuticals, Ltd.* 1.500%, 03/15/19	22,471,875
40,000,000		Shire, PLC 2.750%, 05/09/14	44,135,732
32,000,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	34,100,000

			273,587,467

PRINCIPAL AMOUNT		VALUE

	Industrials (1.6%)
33,000,000	AGCO Corp.~ 1.250%, 12/15/36	$40,280,625
25,000,000	Siemens, AG 1.050%, 08/16/17	24,968,750

		65,249,375

	Information Technology (13.2%)
29,854,000	Electronic Arts, Inc. 0.750%, 07/15/16	27,223,116
98,780,000	EMC Corp. 1.750%, 12/01/13	153,356,444
62,500,000	Intel Corp. 2.950%, 12/15/35	68,125,000
	Lam Research Corp.
31,000,000	0.500%, 05/15/16	29,779,375
26,933,000	1.250%, 05/15/18	26,411,173
22,000,000	Linear Technology Corp. 3.000%, 05/01/27	22,935,000
45,000,000	Microsoft Corp.* 0.000%, 06/15/13	46,181,250
	Nuance Communications, Inc.
28,759,000	2.750%, 11/01/31	31,473,131
24,000,000	2.750%, 08/15/27	31,950,000
13,000,000	Salesforce.com, Inc. 0.750%, 01/15/15	23,335,000
31,500,000	SanDisk Corp. 1.500%, 08/15/17	35,142,188
20,500,000	Symantec Corp. 1.000%, 06/15/13	22,293,750
45,180,000	TIBCO Software, Inc.* 2.250%, 05/01/32	43,965,787

		562,171,214

	Materials (4.0%)
50,200,000	Goldcorp, Inc. 2.000%, 08/01/14	60,114,500
	Newmont Mining Corp.
33,689,000	1.250%, 07/15/14	44,385,257
28,500,000	1.625%, 07/15/17	40,505,625
21,500,000	Royal Gold, Inc. 2.875%, 06/15/19	24,778,750

		169,784,132

	TOTAL CONVERTIBLE BONDS (Cost $1,309,941,634)	1,379,591,077

SYNTHETIC CONVERTIBLE SECURITIES (15.6%)
Corporate Bonds (5.4%)
	Consumer Discretionary (3.0%)
22,600,000	DISH Network Corp. 5.875%, 07/15/22	23,843,000
23,500,000	Expedia, Inc. 5.950%, 08/15/20	25,968,275

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

23,500,000		Gap, Inc. 5.950%, 04/12/21	$26,729,699
11,000,000		Hanesbrands, Inc. 6.375%, 12/15/20	12,058,750
12,500,000		J.C. Penney Company, Inc. 7.650%, 08/15/16	13,171,875
23,000,000		Limited Brands, Inc. 5.625%, 02/15/22	24,926,250

			126,697,849

		Energy (1.1%)
25,000,000		Continental Resources Inc. 5.000%, 09/15/22	26,437,500
20,555,000		Oil States International, Inc. 6.500%, 06/01/19	21,942,462

			48,379,962

		Financials (0.4%)
5,205,000		Legg Mason, Inc.* 5.500%, 05/21/19	5,722,200
12,000,000		Neuberger Berman Group LLC* 5.875%, 03/15/22	12,840,000

			18,562,200

		Health Care (0.3%)
10,750,000		Endo Pharmaceuticals Holdings, Inc. 7.000%, 07/15/19	11,663,750

		Industrials (0.3%)
9,941,000		Actuant Corp. 5.625%, 06/15/22	10,313,788

		Information Technology (0.3%)
11,925,000		Anixter, Inc. 5.625%, 05/01/19	12,610,688

		TOTAL CORPORATE BONDS	228,228,237

Sovereign Bonds (10.1%)
9,700,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	50,685,097
		Government of Canada
75,000,000	CAD	2.000%, 12/01/14	76,503,379
13,000,000	CAD	2.000%, 06/01/16	13,364,195
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	22,740,273
25,000,000	NZD	6.500%, 04/15/13	20,932,779
		Government of Singapore
48,043,000	SGD	2.375%, 04/01/17	42,798,719
25,000,000	SGD	1.375%, 10/01/14	20,942,327
7,249,000	SGD	1.125%, 04/01/16	6,115,611
		Kingdom of Norway
240,000,000	NOK	4.250%, 05/19/17	47,142,091
100,000,000	NOK	5.000%, 05/15/15	19,088,629
97,000,000	NOK	6.500%, 05/15/13	17,443,939
560,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	90,798,450

		TOTAL SOVEREIGN BONDS	428,555,489

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.1%)#
	Information Technology (0.1%)
645	Apple, Inc. Call, 01/18/14, Strike $600.00	$5,327,700

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $625,809,700)	662,111,426

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (5.3%)
	Energy (2.0%)
1,064,172	Apache Corp. 6.000%	49,654,266
37,039	Chesapeake Energy Corp.* 5.750%	35,284,387

		84,938,653

	Financials (2.1%)
690,000	Affiliated Managers Group, Inc. 5.150%	32,688,750
53,762	Fifth Third Bancorp 8.500%	7,323,997
41,000	Wells Fargo & Company 7.500%	51,250,000

		91,262,747

	Industrials (1.2%)
900,000	United Technologies Corp. 7.500%	48,942,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $207,370,900)	225,143,400

COMMON STOCKS (44.4%)
	Consumer Discretionary (1.9%)
350,000	Amazon.com, Inc.~#	81,487,000

	Consumer Staples (3.3%)
2,850,000	Coca-Cola Company~	105,963,000
335,000	Costco Wholesale Corp.	32,974,050

		138,937,050

	Energy (4.3%)
1,097,762	Chesapeake Energy Corp.	22,240,658
560,000	Helmerich & Payne, Inc.	26,768,000
750,000	National Oilwell Varco, Inc.	55,275,000
480,000	Occidental Petroleum Corp.	37,900,800
590,000	Schlumberger, Ltd.	41,022,700

		183,207,158

	Financials (4.0%)
375,000	Franklin Resources, Inc.	47,925,000
1,000,000	JPMorgan Chase & Company	41,680,000

See accompanying Notes to Schedule of Investments	calamos.com	77

Growth and Income Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

1,275,000		T. Rowe Price Group, Inc.	$82,798,500

			172,403,500

		Health Care (4.9%)
925,000		Johnson & Johnson	65,508,500
1,850,000		Merck & Company, Inc.	84,415,500
360,000	DKK	Novo Nordisk, A/S - Class B	57,713,585

			207,637,585

		Industrials (2.9%)
385,000		Caterpillar, Inc.	32,651,850
765,000		Dover Corp.	44,538,300
1,000,000		Eaton Corp.	47,220,000

			124,410,150

		Information Technology (20.1%)
1,100,000		Accenture, PLC - Class A	74,151,000
3,000,000		Cisco Systems, Inc.~	51,420,000
1,925,000		eBay, Inc.#	92,958,250
1,575,000		Intel Corp.	34,059,375
130,000		MasterCard, Inc. - Class A	59,920,900
2,880,325		Microsoft Corp.	82,190,074
4,500,000		Oracle Corp.	139,725,000
1,910,000		QUALCOMM, Inc.	111,878,250
830,000		SAP, AG	60,507,000
1,250,000		Symantec Corp.#	22,737,500
1,100,000		Teradata Corp.#	75,141,000
3,150,000		Yahoo!, Inc.#	52,951,500

			857,639,849

		Materials (3.0%)
800,000		Mosaic Company	41,872,000
4,200,000		Yamana Gold, Inc.	84,882,000

			126,754,000

		TOTAL COMMON STOCKS (Cost $1,488,016,909)	1,892,476,292

NUMBER OF CONTRACTS			VALUE

PURCHASED OPTIONS (0.4%)#
		Information Technology (0.4%)
61,000		EMC Corp. Put, 04/20/13, Strike $25.00	14,396,000
1,520		Salesforce.com, Inc. Put, 01/18/14, Strike $120.00	2,280,000

		TOTAL PURCHASED OPTIONS (Cost $12,085,828)	16,676,000

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (1.5%)
65,702,488	Fidelity Prime Money Market Fund - Institutional Class (Cost $65,702,488)	$65,702,488

TOTAL INVESTMENTS (99.6%) (Cost $3,708,927,459)		4,241,700,683

OTHER ASSETS, LESS LIABILITIES (0.4%)		18,779,573

NET ASSETS (100.0%)		$4,260,480,256

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.1%)#
	Information Technology (-0.1%)
12,500	EMC Corp. Call, 01/18/14, Strike $30.00	(1,881,250)
1,520	Salesforce.com, Inc. Put, 01/18/14, Strike $85.00	(820,800)

	TOTAL WRITTEN OPTIONS (Premium $5,103,155)	(2,702,050)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
Citibank N.A.	British Pound Sterling	01/17/13	298,000	$480,782	$(784)
UBS AG	British Pound Sterling	01/17/13	27,510,000	44,383,610	(243,980)
Citibank N.A.	Danish Krone	01/17/13	305,153,000	53,099,008	(81,478)
Citibank N.A.	European Monetary Unit	01/17/13	81,211,000	105,343,388	(174,412)
Barclays Bank PLC	Norwegian Krone	01/17/13	124,920,000	21,850,499	(64,539)

					$(565,193)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
Northern Trust Company	Norwegian Krone	01/17/13	20,101,000	$3,515,985	$37,963

					$37,963

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $268,560,949 or 6.3% of net assets.

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments October 31, 2012

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $33,531,357.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	European Monetary Unit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	calamos.com	79

Global Growth and Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (35.2%)
		Consumer Discretionary (2.9%)
10,000,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)§ 3.250%, 03/15/31	$9,275,000
15,100,000		Omnicom Group, Inc. 0.000%, 07/01/38	16,081,500
18,000,000		Priceline.com, Inc.* 1.000%, 03/15/18	18,978,750

			44,335,250

		Consumer Staples (3.6%)
1,260,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	16,633,683
		Unicharm Corp.
2,060,000,000	JPY	0.000%, 09/24/15	30,334,407
640,000,000	JPY	0.000%, 09/24/13	9,192,167

			56,160,257

		Energy (4.4%)
14,808,300	EUR	CGGVeritas 1.750%, 01/01/16	6,264,317
		Subsea 7, SA
21,000,000		1.000%, 10/05/17	20,895,000
3,100,000		2.250%, 10/11/13	3,474,774
		Technip, SA
21,350,000	EUR	0.500%, 01/01/16	27,788,946
7,041,200	EUR	0.250%, 01/01/17	9,970,644

			68,393,681

		Financials (3.5%)
13,400,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	14,982,875
3,730,000		Leucadia National Corp. 3.750%, 04/15/14	4,221,894
41,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	34,702,410

			53,907,179

		Health Care (7.4%)
29,600,000		Amgen, Inc. 0.375%, 02/01/13	33,559,000
52,000,000	SEK	Elekta, AB 2.750%, 04/25/17	9,586,275
7,000,000		QIAGEN, NV 3.250%, 05/16/26	8,258,250
1,270,000,000	JPY	Sawai Pharmaceutical Company, Ltd. 0.000%, 09/17/15	17,625,615
24,800,000		Shire, PLC 2.750%, 05/09/14	27,364,154
7,725,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	8,231,953
5,800,000	EUR	UCB, SA 4.500%, 10/22/15	9,664,374

			114,289,621

PRINCIPAL AMOUNT			VALUE

		Industrials (1.2%)
17,750,000		Siemens, AG 1.050%, 08/16/17	$17,727,813

		Information Technology (5.3%)
4,000,000		Dialog Semiconductor, PLC 1.000%, 04/12/17	4,283,094
8,800,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 10/12/13	9,104,022
15,600,000		Microsoft Corp.* 0.000%, 06/15/13	16,009,500
16,300,000		Nuance Communications, Inc. 2.750%, 11/01/31	17,838,312
5,800,000		Pegatron Corp. 0.000%, 02/06/17	6,312,585
7,650,000		Symantec Corp. 1.000%, 06/15/13	8,319,375
17,000,000		TIBCO Software, Inc.* 2.250%, 05/01/32	16,543,125
4,300,000		United Microelectronics Corp. 0.000%, 05/24/16	4,106,500

			82,516,513

		Materials (5.1%)
14,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	14,729,400
22,000,000		Goldcorp, Inc. 2.000%, 08/01/14	26,345,000
18,600,000		Newmont Mining Corp. 1.625%, 07/15/17	26,435,250
8,300,000		1.250%, 07/15/14	10,935,250

			78,444,900

		Telecommunication Services (1.8%)
11,500,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	12,184,221
1,110,000,000	JPY	KDDI Corp. 0.000%, 12/14/15	15,941,087

			28,125,308

		TOTAL CONVERTIBLE BONDS (Cost $536,736,222)	543,900,522

SYNTHETIC CONVERTIBLE SECURITIES (14.9%)
Corporate Bonds (3.4%)
		Consumer Discretionary (1.2%)
25,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	3,956,856
4,400,000		Expedia, Inc. 5.950%, 08/15/20	4,862,145
4,500,000		Gap, Inc. 5.950%, 04/12/21	5,118,453

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

4,400,000		Limited Brands, Inc. 5.625%, 02/15/22	$4,768,500

			18,705,954

		Consumer Staples (0.3%)
27,000,000	CNY	Tesco, PLC 1.750%, 09/01/14	4,222,774

		Energy (0.6%)
4,500,000		Continental Resources, Inc. 5.000%, 09/15/22	4,758,750
4,100,000		Oil States International, Inc. 6.500%, 06/01/19	4,376,750

			9,135,500

		Financials (1.0%)
100,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	15,837,523

		Telecommunication Services (0.3%)
28,000,000	CNY	America Movil, SAB de CV 3.500%, 02/08/15	4,521,785

		TOTAL CORPORATE BONDS	52,423,536

Sovereign Bonds (11.3%)
2,640,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	13,794,707
		Government of Canada
27,000,000	CAD	2.000%, 12/01/14	27,541,216
14,100,000	CAD	2.000%, 06/01/16	14,495,012
		Government of New Zealand
10,000,000	NZD	6.000%, 04/15/15	8,917,754
7,800,000	NZD	6.500%, 04/15/13	6,531,027
		Government of Singapore
19,800,000	SGD	1.375%, 10/01/14	16,586,322
17,628,000	SGD	2.375%, 04/01/17	15,703,762
4,404,000	SGD	1.125%, 04/01/16	3,715,430
		Kingdom of Norway
112,500,000	NOK	4.250%, 05/19/17	22,097,855
32,000,000	NOK	5.000%, 05/15/15	6,108,361
30,000,000	NOK	6.500%, 05/15/13	5,395,033
213,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	34,535,839

		TOTAL SOVEREIGN BONDS	175,422,318

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.2%)#
		Health Care (0.1%)
1,830		Gilead Sciences, Inc. Call, 01/18/14, Strike $70.00	1,345,050

		Information Technology (0.1%)
235		Apple, Inc. Call, 01/18/14, Strike $600.00	1,941,100

		TOTAL PURCHASED OPTIONS	3,286,150

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $217,620,870)	231,132,004

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (3.0%)
		Energy (1.7%)
26,911		Chesapeake Energy Corp.* 5.750%	$25,704,956

		Materials (0.5%)
195,000		AngloGold Ashanti, Ltd. 6.000%	7,883,850

		Utilities (0.8%)
245,000		NextEra Energy, Inc. 5.599%	12,585,650

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $47,816,103)	46,174,456

COMMON STOCKS (45.9%)
		Consumer Discretionary (3.1%)
117,000	CHF	Swatch Group, AG	48,429,469

		Consumer Staples (6.1%)
1,070,000		Coca-Cola Company~	39,782,600
810,000	GBP	Diageo, PLC	23,156,698
310,000	CHF	Nestlé, SA	19,681,352
280,000	GBP	SABMiller, PLC	12,017,054

			94,637,704

		Energy (2.6%)
257,673		Chesapeake Energy Corp.	5,220,455
182,000		Murphy Oil Corp.	10,920,000
203,000		National Oilwell Varco, Inc.	14,961,100
474,932	NOK	Petroleum Geo-Services, ASA	8,206,598

			39,308,153

		Financials (2.5%)
163,000		Franklin Resources, Inc.	20,831,400
188,000		JPMorgan Chase & Company	7,835,840
162,000		T. Rowe Price Group, Inc.	10,520,280

			39,187,520

		Health Care (10.3%)
210,000		Amgen, Inc.	18,174,450
329,000		Covidien, PLC	18,078,550
345,000		Johnson & Johnson	24,432,900
285,000	CHF	Novartis, AG	17,185,664
477,100	DKK	Novo Nordisk, A/S - Class B	76,486,532
42,300	JPY	Sawai Pharmaceutical Company, Ltd.	4,672,729

			159,030,825

		Industrials (1.0%)
835,000	CHF	ABB, Ltd.#	15,080,039

		Information Technology (15.3%)
116,000		Accenture, PLC - Class A	7,819,560
1,105,000		Cisco Systems, Inc.	18,939,700

See accompanying Notes to Schedule of Investments	calamos.com	81

Global Growth and Income Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES			VALUE

187,000	EUR	Dialog Semiconductor, PLC#	$3,723,961
628,000		eBay, Inc.#	30,326,120
4,510,000	TWD	Hon Hai Precision Industry Company, Ltd.	13,674,490
622,500		QUALCOMM, Inc.	36,462,937
6,000	KRW	Samsung Electronics Company, Ltd.	7,200,226
982,000	EUR	SAP, AG	71,610,403
8,500,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	25,900,008
1,250,000		Yahoo!, Inc.~#	21,012,500

			236,669,905

		Materials (5.0%)
658,000	CAD	Barrick Gold Corp.	26,609,882
8,325	CHF	Givaudan, SA#	8,327,398
210,000	AUD	Newcrest Mining, Ltd.	5,791,788
1,825,000	CAD	Yamana Gold, Inc.	36,856,320

			77,585,388

		TOTAL COMMON STOCKS (Cost $609,425,157)	709,929,003

SHORT TERM INVESTMENT (0.9%)
14,788,408		Fidelity Prime Money Market Fund - Institutional Class (Cost $14,788,408)	14,788,408

TOTAL INVESTMENTS (99.9%) (Cost $1,426,386,760)			1,545,924,393

OTHER ASSETS, LESS LIABILITIES (0.1%)			868,031

NET ASSETS (100.0%)			$1,546,792,424

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
Citibank N.A.	Australian Dollar	01/17/13	37,024,000	$38,200,827	$(605,325)
UBS AG	British Pound Sterling	01/17/13	51,319,000	82,796,164	(455,136)
Citibank N.A.	Canadian Dollar	01/17/13	36,999,000	36,984,391	529,623
Citibank N.A.	Danish Krone	01/17/13	427,243,000	74,343,623	(114,075)
Citibank N.A.	European Monetary Unit	01/17/13	126,678,000	164,321,209	(272,059)
Citibank N.A.	Hong Kong Dollar	01/17/13	44,156,000	5,698,387	(1,749)
Goldman Sachs Capital Markets LP	Japanese Yen	01/17/13	6,551,949,000	82,139,422	1,080,009
Northern Trust Company	New Taiwanese Dollar	01/17/13	958,960,000	32,836,342	133,471
Barclays Bank PLC	Norwegian Krone	01/17/13	80,834,000	14,139,155	(41,762)
Citibank N.A.	Norwegian Krone	01/17/13	21,215,000	3,710,842	45,177
Northern Trust Company	South Korean Won	01/17/13	5,544,184,000	5,063,329	(98,536)
Goldman Sachs Capital Markets LP	Swedish Krona	01/17/13	40,040,000	6,023,379	(35,525)
Northern Trust Company	Swiss Franc	01/17/13	96,648,000	103,905,822	(282,079)

					$(117,966)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Barclays Bank PLC	Australian Dollar	01/17/13	7,795,000	$8,042,768	$11,665
Citibank N.A.	Australian Dollar	01/17/13	17,976,000	18,547,376	43,278
Citibank N.A.	British Pound Sterling	01/17/13	5,041,000	8,132,962	6,129
UBS AG	European Monetary Unit	01/17/13	23,166,000	30,049,931	(2,070)

					$59,002

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $77,236,331 or 5.0% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,707,726.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2012

CURRENCY EXPOSURE

OCTOBER 31, 2012

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$729,648,601	47.2%
European Monetary Unit	129,022,645	8.3%
Swiss Franc	108,703,922	7.0%
Canadian Dollar	105,502,430	6.8%
Japanese Yen	94,399,688	6.1%
Danish Krone	76,486,532	4.9%
Singapore Dollar	70,707,924	4.6%
Swedish Krona	44,122,114	2.9%
Norwegian Krone	41,807,847	2.7%
New Taiwanese Dollar	39,574,498	2.6%
British Pound Sterling	35,173,752	2.3%
Chinese Yuan Renminbi	28,538,938	1.8%
New Zealand Dollar	15,448,781	1.0%
Brazilian Real	13,794,707	0.9%
South Korean Won	7,200,226	0.5%
Australian Dollar	5,791,788	0.4%
Total Investments	$1,545,924,393	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	calamos.com	83

Convertible Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

CONVERTIBLE BONDS (58.2%)
		Consumer Discretionary (6.3%)
8,384,000		Jarden Corp.* 1.875%, 09/15/18	$8,425,920
13,675,000		Liberty Media Corp. (Time Warner, Inc.)§ 3.125%, 03/30/23	18,845,859
		Omnicom Group, Inc.
19,400,000		0.000%, 07/01/38	20,661,000
12,000,000		0.000%, 07/31/32	12,457,500
34,500,000		Priceline.com, Inc.* 1.000%, 03/15/18	36,375,938

			96,766,217

		Consumer Staples (1.1%)
1,200,000,000	JPY	Unicharm Corp. 0.000%, 09/24/13	17,235,313

		Energy (4.6%)
18,000,000		Chesapeake Energy Corp. 2.750%, 11/15/35	17,471,250
		Hornbeck Offshore Services, Inc.
13,400,000		1.625%, 11/15/26‡	13,752,420
9,000,000		1.500%, 09/01/19*	9,067,500
16,000,000		Subsea 7, SA 1.000%, 10/05/17	15,920,000
10,391,900	EUR	Technip, SA 0.250%, 01/01/17	14,715,379

			70,926,549

		Financials (4.0%)
3,168,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,542,220
6,522,000		Ares Capital Corp.* 4.750%, 01/15/18	6,550,534
18,150,000		Fidelity National Financial, Inc. 4.250%, 08/15/18	21,995,531
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	16,129,219
16,000,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	13,379,242

			61,596,746

		Health Care (12.9%)
54,650,000		Amgen, Inc. 0.375%, 02/01/13	61,959,437
29,600,000		Gilead Sciences, Inc. 1.625%, 05/01/16	46,638,648
14,000,000		Medicines Company* 1.375%, 06/01/17	14,586,250
16,500,000		Salix Pharmaceuticals, Ltd.* 1.500%, 03/15/19	15,778,125
13,225,000		Teleflex, Inc. 3.875%, 08/01/17	16,341,141

PRINCIPAL AMOUNT		VALUE

12,500,000	Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	$13,320,313
18,968,000	WellPoint, Inc.* 2.750%, 10/15/42	19,868,980
9,000,000	Wright Medical Group, Inc.* 2.000%, 08/15/17	9,455,625

		197,948,519

	Industrials (3.0%)
22,000,000	Siemens, AG 1.050%, 08/16/17	21,972,500
22,000,000	Trinity Industries, Inc. 3.875%, 06/01/36	23,443,750

		45,416,250

	Information Technology (19.5%)
15,150,000	Anixter International, Inc.~ 1.000%, 02/15/13	16,343,063
18,000,000	Arris Group, Inc. 2.000%, 11/15/26	18,945,000
32,600,000	EMC Corp. 1.750%, 12/01/13	50,611,663
39,000,000	Intel Corp. 2.950%, 12/15/35	42,510,000
14,500,000	Ixia 3.000%, 12/15/15	15,877,500
15,000,000	Linear Technology Corp. 3.000%, 05/01/27	15,637,500
37,429,000	Microsoft Corp.* 0.000%, 06/15/13	38,411,511
26,300,000	Nuance Communications, Inc. 2.750%, 11/01/31	28,782,062
5,300,000	Salesforce.com, Inc. 0.750%, 01/15/15	9,513,500
19,300,000	SanDisk Corp. 1.500%, 08/15/17	21,531,562
19,097,000	Symantec Corp. 1.000%, 06/15/13	20,767,988
21,000,000	TIBCO Software, Inc.* 2.250%, 05/01/32	20,435,625

		299,366,974

	Materials (5.6%)
18,000,000	AngloGold Ashanti, Ltd. 3.500%, 05/22/14	18,937,800
16,977,000	Goldcorp, Inc. 2.000%, 08/01/14	20,329,957
18,750,000	Newmont Mining Corp. 1.250%, 07/15/14	24,703,125
18,950,000	Royal Gold, Inc. 2.875%, 06/15/19	21,839,875

		85,810,757

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

		Telecommunication Services (1.2%)
16,500,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	$17,481,708

		TOTAL CONVERTIBLE BONDS (Cost $863,241,015)	892,549,033

SYNTHETIC CONVERTIBLE SECURITIES (13.8%)
Corporate Bonds (2.2%)
		Consumer Discretionary (0.7%)
10,000,000		DISH Network Corp. 5.875%, 07/15/22	10,550,000

		Energy (0.6%)
9,100,000		Oil States International, Inc. 6.500%, 06/01/19	9,714,250

		Financials (0.2%)
2,370,000		Legg Mason, Inc.* 5.500%, 05/21/19	2,605,498

		Information Technology (0.7%)
10,000,000		Anixter, Inc.~ 5.625%, 05/01/19	10,575,000

		TOTAL CORPORATE BONDS	33,444,748

Sovereign Bonds (10.1%)
32,850,000	CAD	Government of Canada 2.000%, 12/01/14	33,508,480
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	19,619,059
9,500,000	NZD	6.500%, 04/15/13	7,954,456
42,000,000	SGD	Government of Singapore 1.375%, 10/01/14	35,183,109
130,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	25,535,299
206,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	33,400,858

		TOTAL SOVEREIGN BONDS	155,201,261

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.5%)#
		Health Care (0.1%)
860		Regeneron Pharmaceuticals, Inc. Call, 01/18/14, Strike $160.00	1,780,200

		Information Technology (1.4%)
5,000		Accenture, PLC Call, 01/18/14, Strike $65.00	4,150,000
275		Apple, Inc. Call, 01/18/14, Strike $600.00	2,271,500
2,250		eBay, Inc. Call, 01/18/14, Strike $40.00	2,728,125
500		MasterCard, Inc. Call, 01/18/14, Strike $420.00	4,047,500

NUMBER OF CONTRACTS			VALUE

6,300	EUR	SAP, AG Call, 06/21/13, Strike 47.64	$7,972,446

			21,169,571

		TOTAL PURCHASED OPTIONS	22,949,771

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $191,534,304)	211,595,780

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (9.3%)
		Energy (2.6%)
325,000		Apache Corp.~ 6.000%	15,164,500
25,800		Chesapeake Energy Corp.* 5.750%	24,577,575

			39,742,075

		Financials (3.8%)
		Affiliated Managers Group, Inc.
425,000		5.150%	20,134,375
232,551		5.100%	12,361,528
38,154		Fifth Third Bancorp 8.500%	5,197,719
17,000		Wells Fargo & Company 7.500%	21,250,000

			58,943,622

		Industrials (1.7%)
480,000		United Technologies Corp. 7.500%	26,102,400

		Utilities (1.2%)
355,000		NextEra Energy, Inc. 5.599%	18,236,350

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $137,003,031)	143,024,447

COMMON STOCKS (16.1%)
		Consumer Discretionary (1.4%)
53,450	CHF	Swatch Group, AG	22,124,403

		Energy (0.9%)
190,000		National Oilwell Varco, Inc.	14,003,000

		Financials (3.3%)
150,000		Franklin Resources, Inc.	19,170,000
375,000		JPMorgan Chase & Company	15,630,000
250,000		T. Rowe Price Group, Inc.	16,235,000

			51,035,000

		Health Care (2.5%)
215,000		Johnson & Johnson	15,226,300
140,000		Novo Nordisk, A/S	22,440,600

			37,666,900

See accompanying Notes to Schedule of Investments	calamos.com	85

Convertible Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

	Industrials (1.7%)
170,000	Eaton Corp.	$8,027,400
325,000	Fluor Corp.	18,151,250

		26,178,650

	Information Technology (6.3%)
550,000	Microsoft Corp.	15,694,250
600,000	Oracle Corp.	18,630,000
535,000	QUALCOMM, Inc.	31,337,625
300,000	SAP, AG	21,870,000
500,000	Symantec Corp.#	9,095,000

		96,626,875

	TOTAL COMMON STOCKS (Cost $221,653,693)	247,634,828

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.4%)#
	Health Care (0.1%)
6,000	Gilead Sciences, Inc. Put, 02/16/13, Strike $62.50	1,506,000

	Information Technology (0.3%)
19,250	EMC Corp. Put, 01/19/13, Strike $25.00	3,108,875
620	Salesforce.com, Inc. Put, 01/18/14, Strike $120.00	930,000

		4,038,875

	TOTAL PURCHASED OPTIONS (Cost $5,409,388)	5,544,875

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.3%)
35,008,309	Fidelity Prime Money Market Fund - Institutional Class (Cost $35,008,309)	35,008,309

	TOTAL INVESTMENTS (100.1%) (Cost $1,453,849,740)	1,535,357,272

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(1,572,786)

NET ASSETS (100.0%)		$1,533,784,486

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%)#
	Health Care (-0.1%)
6,000	Gilead Sciences, Inc. Put, 02/16/13, Strike $55.00	(549,000)

NUMBER OF CONTRACTS		VALUE

	Information Technology (-0.1%)
9,500	EMC Corp. Call, 01/18/14, Strike $30.00	$(1,429,750)
620	Salesforce.com, Inc. Put, 01/18/14, Strike $85.00	(334,800)

		(1,764,550)

	TOTAL WRITTEN OPTIONS (Premium $3,544,111)	(2,313,550)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
UBS AG	British Pound Sterling	01/17/13	5,566,000	$8,979,977	$(49,363)
Citibank N.A.	Danish Krone	01/17/13	117,970,000	20,527,702	(31,499)
Citibank N.A.	European Monetary Unit	01/17/13	37,252,000	48,321,679	(80,004)
Citibank N.A.	Hong Kong Dollar	01/17/13	68,037,000	8,780,260	(2,397)
Goldman Sachs Capital Markets LP	Japanese Yen	01/17/13	1,344,002,000	16,849,268	221,542
Barclays Bank PLC	Norwegian Krone	01/17/13	45,426,000	7,945,732	(23,469)
Northern Trust Company	Swiss Franc	01/17/13	19,114,000	20,549,374	(55,786)

					$(20,976)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/ LOSS
Northern Trust Company	Norwegian Krone	01/17/13	7,310,000	$1,278,636	$13,806

					$13,806

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $203,533,583 or 13.3% of net assets.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $7,267,345.

#	Non-income producing security.

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments October 31, 2012

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	calamos.com	87

Total Return Bond Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

CORPORATE BONDS (65.2%)
		Consumer Discretionary (8.2%)
4,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	$633,097
1,000,000		Darden Restaurants, Inc. 3.350%, 11/01/22	1,002,236
1,000,000		DIRECTV Financing Company, Inc. 4.750%, 10/01/14	1,074,346
1,000,000		DIRECTV Holdings, LLC 3.550%, 03/15/15	1,061,087
2,000,000		DISH Network Corp. 4.625%, 07/15/17	2,072,500
2,000,000		Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	2,010,808
1,500,000		Hasbro, Inc. 6.125%, 05/15/14	1,617,454
500,000		Interpublic Group of Companies, Inc. 4.000%, 03/15/22	524,970
1,500,000		Kohl’s Corp. 3.250%, 02/01/23	1,503,515
2,000,000		Lowe’s Companies, Inc. 1.625%, 04/15/17	2,055,030
2,000,000		Macy’s Retail Holdings, Inc. 3.875%, 01/15/22	2,200,148
2,000,000		Mattel, Inc. 2.500%, 11/01/16	2,085,138
500,000		Time Warner, Inc. 3.150%, 07/15/15	532,527
1,000,000		Walt Disney Company 0.875%, 12/01/14	1,011,038

			19,383,894

		Consumer Staples (3.7%)
338,000		Altria Group, Inc. 9.250%, 08/06/19	477,308
1,000,000		Anheuser-Busch InBev, NV 0.800%, 07/15/15	1,003,517
1,000,000		ConAgra Foods, Inc. 1.350%, 09/10/15	1,008,728
2,000,000		Diageo, PLC 1.500%, 05/11/17	2,040,578
1,000,000		Kellogg Company 4.450%, 05/30/16	1,125,209
1,000,000		Philip Morris International, Inc. 6.875%, 03/17/14	1,086,856
		Reynolds American, Inc.
1,000,000		3.250%, 11/01/22	1,012,540
1,000,000		1.050%, 10/30/15	1,003,585

			8,758,321

		Energy (7.6%)
1,000,000		Chesapeake Energy Corp. 6.500%, 08/15/17	1,066,250

PRINCIPAL AMOUNT			VALUE

1,000,000		ConocoPhillips 5.750%, 02/01/19	$1,252,670
1,000,000		Continental Resources, Inc. 5.000%, 09/15/22	1,057,500
1,000,000		EOG Resources, Inc. 2.625%, 03/15/23	1,024,862
2,000,000		FMC Technologies, Inc. 2.000%, 10/01/17	2,028,198
814,000		Frontier Oil Corp. 6.875%, 11/15/18	870,980
1,000,000		Hess Corp. 8.125%, 02/15/19	1,333,597
1,000,000		Noble Holding International, Ltd. 3.450%, 08/01/15	1,060,210
2,000,000		Occidental Petroleum Corp. 1.750%, 02/15/17	2,069,550
1,000,000		Rowan Companies, Inc. 7.875%, 08/01/19	1,250,782
2,000,000		Schlumberger Investment, SA* 1.950%, 09/14/16	2,057,220
1,000,000		SESI, LLC 6.375%, 05/01/19	1,075,000
500,000		Tennessee Gas Pipeline Company 8.000%, 02/01/16	602,671
1,200,000		Tesoro Corp. 4.250%, 10/01/17	1,251,000

			18,000,490

		Financials (5.9%)
1,000,000		AON Corp. 5.000%, 09/30/20	1,153,213
1,500,000		Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,554,492
1,000,000		BlackRock, Inc. 3.500%, 12/10/14	1,061,858
13,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	2,058,878
250,000		CME Group Index Services, LLC* 4.400%, 03/15/18	279,962
1,000,000		CME Group, Inc. 5.750%, 02/15/14	1,065,312
1,000,000		Franklin Resources, Inc. 3.125%, 05/20/15	1,053,764
1,500,000		JPMorgan Chase & Company‡ 1.116%, 01/24/14	1,509,903
1,000,000		PACCAR Financial Corp. 1.600%, 03/15/17	1,017,840
1,000,000		Prudential Financial, Inc. 4.750%, 09/17/15	1,105,462
2,000,000		Xstrata Canada Financial Corp.* 3.600%, 01/15/17	2,103,428

			13,964,112

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

	Health Care (8.5%)
1,500,000	Biogen Idec, Inc. 6.000%, 03/01/13	$1,525,914
2,000,000	Celgene Corp. 1.900%, 08/15/17	2,032,188
1,000,000	CR Bard, Inc. 1.375%, 01/15/18	1,007,312
1,000,000	Gilead Sciences, Inc. 2.400%, 12/01/14	1,034,700
2,000,000	Laboratory Corp. of America Holdings 2.200%, 08/23/17	2,062,800
	Mylan, Inc.*
1,000,000	6.000%, 11/15/18	1,070,000
500,000	7.625%, 07/15/17	560,000
1,000,000	Quest Diagnostics, Inc.‡ 1.223%, 03/24/14	1,007,235
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,592,398
	Thermo Fisher Scientific, Inc.
1,500,000	2.250%, 08/15/16	1,562,571
1,000,000	1.850%, 01/15/18	1,018,985
500,000	2.050%, 02/21/14	509,333
2,000,000	UnitedHealth Group, Inc. 1.400%, 10/15/17	2,014,436
	Watson Pharmaceuticals Inc.
2,000,000	1.875%, 10/01/17	2,028,776
1,000,000	3.250%, 10/01/22	1,031,598

		20,058,246

	Industrials (9.8%)
1,000,000	AGCO Corp. 5.875%, 12/01/21	1,087,866
3,000,000	Danaher Corp. 1.300%, 06/23/14	3,043,416
1,500,000	Emerson Electric Company 4.125%, 04/15/15	1,624,371
2,000,000	Express Scripts Holding Co.* 2.650%, 02/15/17	2,089,088
2,000,000	General Electric Company 0.850%, 10/09/15	2,005,316
1,500,000	Goodrich Corp. 6.125%, 03/01/19	1,867,416
	Joy Global, Inc.
1,500,000	6.000%, 11/15/16	1,718,607
1,500,000	5.125%, 10/15/21	1,658,712
1,500,000	Nielsen Finance, LLC* 4.500%, 10/01/20	1,500,000
1,000,000	Northrop Grumman Corp. 3.700%, 08/01/14	1,051,574
1,495,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,802,360
1,500,000	United Parcel Service, Inc. 3.875%, 04/01/14	1,575,155

PRINCIPAL AMOUNT		VALUE

2,000,000	Verisk Analytics, Inc. 4.125%, 09/12/22	$2,044,168

		23,068,049

	Information Technology (14.0%)
1,000,000	Adobe Systems, Inc. 3.250%, 02/01/15	1,056,358
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,683,024
500,000	6.500%, 11/01/17	612,210
500,000	2.500%, 07/15/13	505,886
250,000	3.200%, 10/01/22	253,888
	Amphenol Corp.
2,000,000	4.750%, 11/15/14	2,139,306
2,000,000	4.000%, 02/01/22	2,104,450
1,500,000	Analog Devices, Inc. 3.000%, 04/15/16	1,608,850
1,000,000	Anixter International, Inc. 5.950%, 03/01/15	1,062,500
1,000,000	Anixter, Inc. 5.625%, 05/01/19	1,057,500
2,000,000	BMC Software, Inc. 4.250%, 02/15/22	1,973,788
	Brocade Communications Systems, Inc.
500,000	6.625%, 01/15/18	521,250
100,000	6.875%, 01/15/20	108,750
1,000,000	CA, Inc. 5.375%, 12/01/19	1,164,640
	eBay, Inc.
3,000,000	3.250%, 10/15/20	3,272,277
2,000,000	1.350%, 07/15/17	2,032,110
1,500,000	Fiserv, Inc. 3.500%, 10/01/22	1,527,990
1,000,000	International Business Machines Corp. 2.000%, 01/05/16	1,042,274
1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,563,351
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,621,446
1,500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	1,537,500
3,000,000	Symantec Corp. 2.750%, 09/15/15	3,099,654
	Xerox Corp.
1,000,000	4.250%, 02/15/15	1,062,773
250,000	1.257%, 05/16/14‡	249,787

		32,861,562

	Materials (6.8%)
2,000,000	ADT Corp.* 2.250%, 07/15/17	2,017,874
2,000,000	Agrium, Inc. 3.150%, 10/01/22	2,038,768
	Anglo American, PLC*
1,000,000	9.375%, 04/08/14	1,110,378
1,000,000	4.450%, 09/27/20	1,045,816

See accompanying Notes to Schedule of Investments	calamos.com	89

Total Return Bond Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

		Barrick Gold Corp.
1,000,000		6.950%, 04/01/19	$1,253,576
1,000,000		1.750%, 05/30/14	1,016,989
2,000,000		Ecolab, Inc. 2.375%, 12/08/14	2,073,676
1,500,000		Newmont Mining Corp. 5.125%, 10/01/19	1,740,741
1,500,000		Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	1,639,333
2,000,000		Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	2,058,150

			15,995,301

		Telecommunication Services (0.5%)
1,000,000		American Tower Corp. 5.900%, 11/01/21	1,198,831

		Utilities (0.2%)
500,000		NextEra Energy, Inc. 1.200%, 06/01/15	502,940

		TOTAL CORPORATE BONDS (Cost $146,348,574)	153,791,746

CONVERTIBLE BOND (0.5%)
		Information Technology (0.5%)
1,000,000		Nuance Communications, Inc. 2.750%, 11/01/31 (Cost $1,064,086)	1,094,375

SOVEREIGN BONDS (19.4%)
255,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	1,332,443
8,150,000	CAD	Government of Canada 3.000%, 06/01/14	8,407,128
11,350,000	NZD	Government of New Zealand 6.000%, 04/15/15	10,121,651
10,000,000	SGD	Government of Singapore 2.375%, 04/01/17	8,908,419
45,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	8,839,142
50,800,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	8,236,717

		TOTAL SOVEREIGN BONDS (Cost $40,804,163)	45,845,500

U.S. GOVERNMENT AND AGENCY SECURITIES (11.1%)
		United States Treasury Note
9,000,000		0.250%, 11/30/13	9,003,519
8,000,000		0.250%, 01/15/15	7,988,752
3,500,000		1.375%, 02/15/13	3,512,715
3,000,000		2.625%, 07/31/14	3,123,048
2,500,000		0.250%, 12/15/14	2,497,265

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $26,008,546)	26,125,299

PRINCIPAL AMOUNT		VALUE

RESIDENTIAL MORTGAGE BACKED SECURITIES (3.1%)
	Federal National Mortgage Association
2,622,258	6.000%, 06/01/37	$2,958,602
1,172,444	5.572%, 11/01/37‡	1,264,798
995,665	5.500%, 06/01/37	1,091,910
630,555	6.000%, 05/01/37	710,192
583,823	6.500%, 03/01/38	663,414
272,674	6.500%, 06/01/36	309,769
181,700	4.594%, 05/01/38‡	194,017

	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $6,552,681)	7,192,702

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.1%)
270,931	Fidelity Prime Money Market Fund - Institutional Class (Cost $270,931)	270,931

TOTAL INVESTMENTS (99.4%) (Cost $221,048,981)		234,320,553

OTHER ASSETS, LESS LIABILITIES (0.6%)		1,502,271

NET ASSETS (100.0%)		$235,822,824

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $11,775,112 or 5.0% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (91.7%)
	Consumer Discretionary (22.2%)
3,000,000	American Axle & Manufacturing, Inc. 6.625%, 10/15/22	$2,981,250
3,600,000	Brunswick Corporation 7.125%, 08/01/27	3,663,000
3,691,000	Dana Holding Corp. 6.750%, 02/15/21	3,921,687
1,318,000	Dillard’s, Inc. 7.130%, 08/01/18	1,458,038
3,000,000	DISH Network Corp. 5.875%, 07/15/22	3,165,000
1,700,000	Dufry Finance SCA* 5.500%, 10/15/20	1,738,250
2,500,000	Gap, Inc. 5.950%, 04/12/21	2,843,585
4,800,000	Goodyear Tire & Rubber Company~ 8.250%, 08/15/20	5,238,000
4,500,000	Icahn Enterprises, LP* 8.000%, 01/15/18	4,860,000
2,847,000	J.C. Penney Company, Inc. 6.375%, 10/15/36	2,359,451
	Jaguar Land Rover, PLC*
3,000,000	7.750%, 05/15/18	3,210,000
2,700,000	8.125%, 05/15/21	2,922,750
	Liberty Media Corp.
3,300,000	8.250%, 02/01/30	3,547,500
1,400,000	8.500%, 07/15/29	1,512,000
5,000,000	Limited Brands, Inc. 6.950%, 03/01/33	5,081,250
	Meritage Homes Corp.
2,175,000	7.000%, 04/01/22	2,359,875
1,000,000	7.150%, 04/15/20	1,100,000
	Royal Caribbean Cruises, Ltd.
2,750,000	7.500%, 10/15/27	2,963,125
1,000,000	7.250%, 03/15/18~	1,118,750
	Ryland Group, Inc.
4,628,000	6.625%, 05/01/20	5,090,800
1,535,000	5.375%, 10/01/22	1,561,863
1,520,000	Sirius XM Radio, Inc.* 5.250%, 08/15/22	1,527,600
1,600,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	1,660,000
161,000	Wolverine World Wide, Inc.* 6.125%, 10/15/20	168,446

		66,052,220

	Consumer Staples (3.7%)
2,500,000	Dean Foods Company 9.750%, 12/15/18	2,827,500
2,482,000	JBS USA, LLC* 7.250%, 06/01/21	2,439,806
5,537,000	Post Holdings, Inc.* 7.375%, 02/15/22	5,903,826

		11,171,132

PRINCIPAL AMOUNT			VALUE

		Energy (16.3%)
		Aker Solutions, ASA‡
17,000,000	NOK	6.150%, 10/09/19	$2,996,685
9,500,000	NOK	6.290%, 06/06/17	1,716,275
1,829,000		Bristow Group, Inc. 6.250%, 10/15/22	1,920,450
4,620,000		Calfrac Holdings, LP* 7.500%, 12/01/20	4,596,900
		Calumet Specialty Products, LP
5,455,000		9.375%, 05/01/19	5,891,400
1,500,000		9.625%, 08/01/20*	1,638,750
		Carrizo Oil & Gas, Inc.
4,000,000		8.625%, 10/15/18	4,330,000
1,460,000		7.500%, 09/15/20	1,496,500
1,655,000		Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,655,000
2,303,000		Frontier Oil Corp. 6.875%, 11/15/18	2,464,210
2,875,000		GulfMark Offshore, Inc.* 6.375%, 03/15/22	3,004,375
		Oasis Petroleum, Inc.
2,215,000		6.500%, 11/01/21	2,353,438
2,000,000		6.875%, 01/15/23	2,130,000
2,800,000		Parker Drilling Company 9.125%, 04/01/18	3,010,000
3,000,000		Pioneer Drilling Company 9.875%, 03/15/18	3,262,500
2,850,000		Samson Investment Company* 9.750%, 02/15/20	3,021,000
2,900,000		W&T Offshore, Inc. 8.500%, 06/15/19	3,066,750

			48,554,233

		Financials (4.4%)
2,134,000		AON Corp. 8.205%, 01/01/27	2,682,086
1,390,000		Chesapeake Oilfield Finance, Inc.* 6.625%, 11/15/19	1,330,925
1,305,000		Legg Mason, Inc.* 5.500%, 05/21/19	1,434,673
3,000,000		Neuberger Berman Group LLC* 5.875%, 03/15/22	3,210,000
4,450,000		Nuveen Investments, Inc.* 9.500%, 10/15/20	4,505,625

			13,163,309

		Health Care (11.1%)
96,000		AMERIGROUP Corp. 7.500%, 11/15/19	112,560
4,600,000		Community Health Systems, Inc. 7.125%, 07/15/20	4,870,250
5,750,000		Grifols, SA 8.250%, 02/01/18	6,411,250
3,300,000		HCA Holdings, Inc. 7.750%, 05/15/21	3,572,250

See accompanying Notes to Schedule of Investments	calamos.com	91

High Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

1,300,000	Health Management Associates Inc. 7.375%, 01/15/20	$1,407,250
2,155,000	Hologic, Inc.* 6.250%, 08/01/20	2,295,075
2,383,000	Teleflex, Inc. 6.875%, 06/01/19	2,573,640
1,590,000	Tenet Healthcare Corp.* 6.750%, 02/01/20	1,586,025
6,500,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	7,068,750
3,000,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	3,180,000

		33,077,050

	Industrials (13.5%)
2,500,000	Belden, Inc.* 5.500%, 09/01/22	2,556,250
5,600,000	Deluxe Corp. 7.000%, 03/15/19	5,936,000
2,825,000	Edgen Murray Corp.* 8.750%, 11/01/20	2,817,937
2,071,000	General Cable Corp.* 5.750%, 10/01/22	2,117,598
3,000,000	H&E Equipment Services, Inc.* 7.000%, 09/01/22	3,135,000
2,900,000	Iron Mountain, Inc. 5.750%, 08/15/24	2,907,250
3,170,000	Manitowoc Company, Inc. 5.875%, 10/15/22	3,185,850
1,655,000	Monaco SpinCo, Inc.* 6.750%, 04/30/20	1,698,444
	Nortek, Inc.
395,000	8.500%, 04/15/21*	424,625
341,000	8.500%, 04/15/21	368,280
2,950,000	Rexel, SA* 6.125%, 12/15/19	3,038,500
3,000,000	Sensata Technologies Holding, B.V.* 6.500%, 05/15/19	3,180,000
4,260,000	Titan International, Inc. 7.875%, 10/01/17	4,526,250
1,200,000	United Rentals North America, Inc. 6.125%, 06/15/23	1,218,000
3,000,000	UR Financing Escrow Corp.* 7.625%, 04/15/22	3,296,250

		40,406,234

	Information Technology (11.5%)
	Amkor Technology, Inc.
2,500,000	6.625%, 06/01/21	2,393,750
1,460,000	6.375%, 10/01/22*	1,361,450
3,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	3,352,500
4,800,000	iGATE Corp. 9.000%, 05/01/16	5,268,000

PRINCIPAL AMOUNT		VALUE

2,895,000	Lender Process Services Company, Inc. 5.750%, 04/15/23	$3,075,937
3,000,000	Nuance Communications, Inc.* 5.375%, 08/15/20	3,075,000
5,405,000	Sanmina-SCI Corp.* 7.000%, 05/15/19	5,323,925
5,800,000	Seagate Technology 6.875%, 05/01/20	6,075,500
1,550,000	SunGard Data Systems, Inc.*† 6.625%, 11/01/19	1,571,313
2,900,000	Viasystems, Inc.* 7.875%, 05/01/19	2,849,250

		34,346,625

	Materials (6.2%)
4,500,000	AngloGold Holdings, PLC 5.125%, 08/01/22	4,593,753
1,255,000	Crown Cork & Seal Company, Inc. 7.375%, 12/15/26	1,377,362
2,175,000	FMG Resources* 8.250%, 11/01/19	2,185,875
3,700,000	Greif, Inc. 7.750%, 08/01/19	4,264,250
1,630,000	IAMGOLD Corp.* 6.750%, 10/01/20	1,630,000
2,800,000	Inmet Mining Corp.* 8.750%, 06/01/20	2,919,000
	Steel Dynamics, Inc.*
941,000	6.125%, 08/15/19	988,050
430,000	6.375%, 08/15/22	451,500

		18,409,790

	Telecommunication Services (1.3%)
2,050,000	Crown Castle International Corp.* 5.250%, 01/15/23	2,129,437
1,584,000	tw telecom, Inc.* 5.375%, 10/01/22	1,633,500

		3,762,937

	Utilities (1.5%)
1,400,000	AES Corp. 7.375%, 07/01/21	1,571,500
2,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	2,837,250

		4,408,750

	TOTAL CORPORATE BONDS (Cost $262,760,185)	273,352,280

CONVERTIBLE BOND (0.1%)
	Financials (0.1%)
251,000	Ares Capital Corp. 5.750%, 02/01/16 (Cost $267,682)	267,472

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

SOVEREIGN BONDS (1.4%)
		Other (1.4%)
		Federative Republic of Brazil
645,600	BRL	10.000%, 01/01/14	$3,373,433
130,000	BRL	10.000%, 01/01/13	664,595

		TOTAL SOVEREIGN BONDS (Cost $4,267,818)	4,038,028

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (2.4%)
		Energy (0.2%)
10,113		Apache Corp. 6.000%	471,873

		Financials (1.2%)
60,000		Affiliated Managers Group, Inc. 5.100%	3,189,372
3,746		Fifth Third Bancorp 8.500%	510,317

			3,699,689

		Utilities (1.0%)
60,000		NextEra Energy, Inc. 5.599%	3,082,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,025,359)	7,253,762

SHORT TERM INVESTMENT (3.7%)
11,071,124		Fidelity Prime Money Market Fund - Institutional Class (Cost $11,071,124)	11,071,124

TOTAL INVESTMENTS (99.3%) (Cost $285,392,168)			295,982,666

OTHER ASSETS, LESS LIABILITIES (0.7%)			2,075,597

NET ASSETS (100.0%)			$298,058,263

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $59,604,793 or 20.0% of net assets.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,658.
‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	calamos.com	93

Market Neutral Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (27.4%)
	Consumer Discretionary (4.5%)
7,100,000	Coinstar, Inc.~ 4.000%, 09/01/14	$9,434,125
5,600,000	D.R. Horton, Inc.~ 2.000%, 05/15/14	9,264,500
8,500,000	Gaylord Entertainment Company* 3.750%, 10/01/14	12,819,063
3,000,000	Jarden Corp.* 1.875%, 09/15/18	3,015,000
4,000,000	Meritage Homes Corp. 1.875%, 09/15/32	3,995,000
4,500,000	MGM Resorts International~ 4.250%, 04/15/15	4,623,750
7,000,000	Sirius XM Radio, Inc.* 7.000%, 12/01/14	11,585,000
7,000,000	Sotheby’s 3.125%, 06/15/13	7,625,625
5,000,000	Standard Pacific Corp. 1.250%, 08/01/32	5,678,125
11,300,000	tw telecom, Inc. 2.375%, 04/01/26	15,601,062
14,800,000	Virgin Media, Inc. 6.500%, 11/15/16	27,666,750

		111,308,000

	Consumer Staples (0.5%)
9,500,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	10,729,063
3,000,000	Walgreen Company 1.000%, 03/13/15	3,013,407

		13,742,470

	Energy (1.3%)
2,500,000	Cameron International Corp. 1.600%, 04/30/15	2,542,457
5,000,000	Carrizo Oil & Gas, Inc. 4.375%, 06/01/28	5,075,000
7,500,000	Newpark Resources, Inc. 4.000%, 10/01/17	7,490,625
10,000,000	Petroleum Development Corp.* 3.250%, 05/15/16	10,525,000
6,000,000	Stone Energy Corp.* 1.750%, 03/01/17	5,628,750

		31,261,832

	Financials (0.4%)
3,000,000	Amtrust Financial Services, Inc.* 5.500%, 12/15/21	3,376,875
5,000,000	Walter Investment Management Corp. 4.500%, 11/01/19	5,612,500

		8,989,375

	Health Care (2.5%)
4,151,000	HCA, Inc. 6.250%, 02/15/13	4,221,048

PRINCIPAL AMOUNT		VALUE

12,000,000	LifePoint Hospitals, Inc. 3.500%, 05/15/14	$12,390,000
2,000,000	Medivation, Inc. 2.625%, 04/01/17	2,542,500
9,000,000	Molina Healthcare, Inc. 3.750%, 10/01/14	10,091,250
11,500,000	PSS World Medical, Inc.* 3.125%, 08/01/14	16,135,938
5,000,000	Volcano Corp. 2.875%, 09/01/15	6,068,750
5,000,000	WellPoint, Inc. 1.250%, 09/10/15	5,052,175
5,000,000	Wright Medical Group, Inc.* 2.000%, 08/15/17	5,253,125

		61,754,786

	Industrials (1.5%)
2,400,000	Altra Holdings, Inc. 2.750%, 03/01/31	2,412,000
4,000,000	Chart Industries, Inc. 2.000%, 08/01/18	5,115,000
13,000,000	EnerSys‡ 3.375%, 06/01/38	14,649,375
9,500,000	General Cable Corp. 0.875%, 11/15/13	9,464,375
5,000,000	Penske Truck Leasing Company, LP* 2.500%, 03/15/16	4,985,720

		36,626,470

	Information Technology (12.4%)
17,800,000	Alliance Data Systems Corp.~ 1.750%, 08/01/13	32,462,750
6,000,000	Arris Group, Inc.~ 2.000%, 11/15/26	6,315,000
5,500,000	Broadsoft, Inc. 1.500%, 07/01/18	6,338,750
20,000,000	CACI International, Inc.~ 2.125%, 05/01/14	22,150,000
10,900,000	Ciena Corp.~* 3.750%, 10/15/18	11,083,937
5,625,000	Comtech Telecommunications Corp.~ 3.000%, 05/01/29	5,790,234
18,605,000	Concur Technologies, Inc.~* 2.500%, 04/15/15	26,186,537
5,000,000	DealerTrack Holdings, Inc.* 1.500%, 03/15/17	5,221,875
9,300,000	Equinix, Inc. 3.000%, 10/15/14	15,792,562
8,150,000	FEI Company~ 2.875%, 06/01/13	15,464,625
3,500,000	GT Advanced Technologies, Inc. 3.000%, 10/01/17	3,182,813
35,000,000	JDS Uniphase Corp. 1.000%, 05/15/26	35,131,250

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

7,500,000	Lam Research Corp. 0.500%, 05/15/16	$7,204,688
5,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	5,684,375
6,332,000	Micron Technology, Inc. 1.875%, 06/01/27	5,496,968
20,000,000	Microsoft Corp.~* 0.000%, 06/15/13	20,525,000
22,000,000	NetApp, Inc. 1.750%, 06/01/13	23,237,500
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,040,750
5,500,000	Rovi Corp. 2.625%, 02/15/40	5,475,938
	SanDisk Corp.
20,000,000	1.000%, 05/15/13	20,000,000
7,700,000	1.500%, 08/15/17	8,590,312
5,000,000	Symantec Corp. 1.000%, 06/15/13	5,437,500
4,500,000	SYNNEX Corp. 4.000%, 05/15/18	5,234,063
3,500,000	Take-Two Interactive Software, Inc.* 1.750%, 12/01/16	3,344,688
7,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	7,386,687

		307,778,802

	Materials (3.4%)
5,000,000	Allegheny Technologies, Inc. 4.250%, 06/01/14	5,496,875
7,000,000	Goldcorp, Inc. 2.000%, 08/01/14	8,382,500
2,950,000	Horsehead Holding Corp. 3.800%, 07/01/17	2,736,125
26,242,000	Kinross Gold Corp. 1.750%, 03/15/28	26,406,012
6,125,000	RTI International Metals, Inc. 3.000%, 12/01/15	6,381,484
10,700,000	Steel Dynamics, Inc. 5.125%, 06/15/14	11,428,938
5,000,000	Stillwater Mining Company 1.750%, 10/15/32	5,178,125
19,000,000	United States Steel Corp.~ 4.000%, 05/15/14	19,486,875

		85,496,934

	Telecommunication Services (0.9%)
14,500,000	SBA Communications Corp. 1.875%, 05/01/13	23,408,438

	TOTAL CONVERTIBLE BONDS (Cost $638,923,528)	680,367,107

PRINCIPAL AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (20.7%)
Corporate Bonds (10.8%)
	Consumer Discretionary (2.6%)
5,000,000	American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$5,193,750
2,190,000	D.R. Horton, Inc. 6.875%, 05/01/13	2,255,700
5,000,000	Daimler Finance North America, LLC* 1.300%, 07/31/15	5,039,325
3,000,000	DISH Network Corp. 6.625%, 10/01/14	3,262,500
2,200,000	Express, LLC 8.750%, 03/01/18	2,392,500
5,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	5,027,020
1,000,000	Honda Motor Co Ltd.* 1.000%, 08/11/15	1,001,961
4,000,000	Hyundai Capital America* 1.625%, 10/02/15	4,027,352
6,000,000	Jarden Corp. 8.000%, 05/01/16	6,442,500
8,480,000	Liberty Media Corp. 5.700%, 05/15/13	8,681,400
	Royal Caribbean Cruises, Ltd.
9,150,000	7.000%, 06/15/13	9,470,250
1,675,000	6.875%, 12/01/13	1,767,125
2,500,000	Time Warner, Inc. 3.150%, 07/15/15	2,662,635
6,750,000	Viacom, Inc. 1.250%, 02/27/15	6,819,397

		64,043,415

	Consumer Staples (1.3%)
5,000,000	Anheuser-Busch InBev, NV 0.800%, 07/15/15	5,017,585
2,000,000	Campbell Soup‡ 0.743%, 08/01/14	2,009,532
5,000,000	ConAgra Foods, Inc. 1.350%, 09/10/15	5,043,640
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,640,000
5,000,000	Kellogg Company 1.125%, 05/15/15	5,045,855
3,000,000	Kraft Foods Group, Inc.* 1.625%, 06/04/15	3,062,463
5,000,000	PepsiCo, Inc. 0.700%, 08/13/15	5,022,255
800,000	Reynolds American, Inc. 1.050%, 10/30/15	802,868
1,000,000	Unilever Capital Corp. 0.450%, 07/30/15	997,956

		31,642,154

See accompanying Notes to Schedule of Investments	calamos.com	95

Market Neutral Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT		VALUE

	Energy (1.1%)
2,087,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	$2,162,654
2,330,000	HollyFrontier Corp. 9.875%, 06/15/17	2,551,350
8,000,000	Marathon Oil Corp. 0.900%, 11/01/15	8,033,504
3,053,000	SESI, LLC~ 6.875%, 06/01/14	3,058,709
800,000	Tesoro Corp. 4.250%, 10/01/17	834,000
10,000,000	Whiting Petroleum Corp. 7.000%, 02/01/14	10,550,000

		27,190,217

	Financials (0.8%)
5,585,000	BlackRock, Inc. 1.375%, 06/01/15	5,692,718
5,000,000	JPMorgan Chase & Company 1.100%, 10/15/15	4,997,395
5,000,000	Leucadia National Corp. 8.125%, 09/15/15	5,656,250
3,915,000	7.000%, 08/15/13	4,091,175

		20,437,538

	Health Care (1.7%)
14,193,000	Amgen, Inc. 1.875%, 11/15/14	14,592,050
640,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	702,400
2,130,000	Community Health Systems, Inc. 5.125%, 08/15/18	2,215,200
4,400,000	Gilead Sciences, Inc. 2.400%, 12/01/14	4,552,680
4,000,000	Mylan, Inc.* 7.625%, 07/15/17	4,480,000
7,772,000	Teva Pharmaceutical Industries, Ltd. 1.700%, 11/10/14	7,947,702
3,050,000	Thermo Fisher Scientific, Inc. 3.200%, 05/01/15	3,211,601
3,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	3,172,500

		40,874,133

	Industrials (1.7%)
5,000,000	Caterpillar, Inc. 0.950%, 06/26/15	5,046,055
4,000,000	CNH Capital, LLC* 3.875%, 11/01/15	4,110,000
	Deluxe Corp.
4,000,000	7.375%, 06/01/15	4,095,000
3,010,000	5.125%, 10/01/14	3,168,025
10,000,000	General Electric Capital Corp. 1.625%, 07/02/15	10,177,260

PRINCIPAL AMOUNT			VALUE

1,400,000		General Electric Company 0.850%, 10/09/15	$1,403,721
5,000,000		John Deere Capital Corp. 0.950%, 06/29/15	5,051,480
4,440,000		Titan International, Inc. 7.875%, 10/01/17	4,717,500
1,500,000		Triumph Group, Inc. 8.000%, 11/15/17	1,653,750
3,710,000		WESCO Distribution, Inc. 7.500%, 10/15/17	3,779,563

			43,202,354

		Information Technology (1.2%)
10,000,000		Anixter International, Inc.~ 5.950%, 03/01/15	10,625,000
1,000,000		eBay, Inc. 0.700%, 07/15/15	1,004,595
5,000,000		International Business Machines Corp. 0.550%, 02/06/15	5,014,780
5,000,000		Jabil Circuit, Inc. 7.750%, 07/15/16	5,800,000
2,766,000		Seagate Technology* 10.000%, 05/01/14	3,014,940
3,000,000		Texas Instruments, Inc. 0.450%, 08/03/15	2,999,343

			28,458,658

		Materials (0.3%)
5,000,000		Ball Corp. 7.125%, 09/01/16	5,400,000
3,000,000		Ecolab, Inc. 1.000%, 08/09/15	3,015,690

			8,415,690

		Utilities (0.1%)
2,500,000		NextEra Energy, Inc. 1.200%, 06/01/15	2,514,702

		TOTAL CORPORATE BONDS	266,778,861

Sovereign Bonds (9.6%)
1,800,000	BRL	Federative Republic of Brazil 10.000%, 01/01/13	9,202,089
		Government of Canada
20,000,000	CAD	2.000%, 06/01/16	20,560,300
15,000,000	CAD	1.750%, 03/01/13	15,056,470
5,000,000	CAD	2.000%, 03/01/14	5,068,586
5,000,000	CAD	1.500%, 11/01/13	5,028,736
		Government of New Zealand
32,000,000	NZD	6.500%, 04/15/13	26,793,957
16,000,000	NZD	6.000%, 04/15/15	14,268,407
		Government of Singapore
21,000,000	SGD	1.625%, 04/01/13	17,314,085
19,493,000	SGD	1.125%, 04/01/16	16,445,249
12,000,000	SGD	1.375%, 10/01/14	10,052,317
6,434,000	SGD	2.375%, 04/01/17	5,731,677

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2012

PRINCIPAL AMOUNT			VALUE

		Kingdom of Norway
127,000,000	NOK	4.250%, 05/19/17	$24,946,023
110,000,000	NOK	5.000%, 05/15/15	20,997,492
287,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	46,615,276

		TOTAL SOVEREIGN BONDS	238,080,664

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.3%)#
		Financials (0.2%)
9,800		Bank of America Corp. Call, 01/18/14, Strike $7.00	2,900,800
2,900		Citigroup, Inc. Call, 01/18/14, Strike $30.00	2,943,500

			5,844,300

		Materials (0.1%)
2,000		Cliffs Natural Resources, Inc. Call, 01/18/14, Strike $45.00	820,000
6,400		SPDR Gold Trust Call, 01/19/13, Strike $186.00	297,600

			1,117,600

		TOTAL PURCHASED OPTIONS	6,961,900

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $493,391,475)	511,821,425

NUMBER OF SHARES			VALUE
COMMON STOCKS (47.1%)
		Consumer Discretionary (4.0%)
72,000		Amazon.com, Inc.~#	16,763,040
55,000		CBS Corp. - Class B	1,782,000
94,000		Coach, Inc.	5,268,700
270,500		Comcast Corp. - Class A	10,146,455
70,000		DIRECTV - Class A#	3,577,700
250,000		Ford Motor Company	2,790,000
78,000		Home Depot, Inc.	4,787,640
75,000		Johnson Controls, Inc.	1,931,250
40,000		Kohl’s Corp.	2,131,200
57,500		Macy’s, Inc.	2,189,025
100,000		McDonald’s Corp.	8,680,000
30,000		Nike, Inc. - Class B	2,741,400
5,500		Priceline.com, Inc.#	3,155,735
127,500		Starbucks Corp.	5,852,250
60,000		Target Corp.	3,825,000
30,000		Time Warner Cable, Inc.	2,973,300
85,000		Time Warner, Inc.	3,693,250
66,000		TJX Companies, Inc.	2,747,580
213,300		Walt Disney Company	10,466,631

NUMBER OF SHARES		VALUE

40,000	Yum! Brands, Inc.	$2,804,400

		98,306,556

	Consumer Staples (5.2%)
357,000	Altria Group, Inc.	11,352,600
170,000	Archer-Daniels-Midland Company	4,562,800
720,000	Coca-Cola Company~	26,769,600
55,000	Colgate-Palmolive Company	5,772,800
37,000	Costco Wholesale Corp.	3,641,910
195,000	CVS Caremark Corp.	9,048,000
35,000	General Mills, Inc.	1,402,800
50,000	Kellogg Company	2,616,000
75,000	Kimberly-Clark Corp.	6,258,750
33,333	Kraft Foods Group, Inc.#	1,515,985
45,000	Kroger Co.	1,134,900
32,000	Mead Johnson Nutrition Company	1,973,120
100,000	Mondelez International, Inc.	2,654,000
160,800	PepsiCo, Inc.	11,133,792
115,000	Philip Morris International, Inc.	10,184,400
272,800	Procter & Gamble Company	18,888,672
146,500	Wal-Mart Stores, Inc.~	10,990,430

		129,900,559

	Energy (5.8%)
23,700	Anadarko Petroleum Corp.	1,630,797
67,500	Apache Corp.	5,585,625
40,000	Baker Hughes, Inc.	1,678,800
125,000	Chesapeake Energy Corp.	2,532,500
197,500	Chevron Corp.	21,766,475
186,500	ConocoPhillips	10,789,025
58,000	Devon Energy Corp.	3,376,180
37,500	EOG Resources, Inc.	4,368,375
450,820	Exxon Mobil Corp.	41,101,259
89,000	Halliburton Company	2,873,810
25,000	Helmerich & Payne, Inc.	1,195,000
105,000	Marathon Oil Corp.	3,156,300
52,500	Marathon Petroleum Corp.	2,883,825
55,000	Nabors Industries, Ltd.#	741,950
75,000	National Oilwell Varco, Inc.	5,527,500
35,000	Noble Corp.	1,320,900
20,000	Noble Energy, Inc.	1,900,200
140,000	Occidental Petroleum Corp.	11,054,400
65,750	Phillips 66	3,100,770
247,000	Schlumberger, Ltd.	17,173,910

		143,757,601

	Financials (5.5%)
77,000	Aflac, Inc.	3,833,060
95,000	Allstate Corp.	3,798,100
135,000	American Express Company~	7,555,950
200,000	Bank of New York Mellon Corp.	4,942,000

See accompanying Notes to Schedule of Investments	calamos.com	97

Market Neutral Income Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

85,000	BB&T Corp.	$2,460,750
200,000	Berkshire Hathaway, Inc. - Class B~#	17,270,000
23,000	BlackRock, Inc.	4,362,640
45,000	Capital One Financial Corp.	2,707,650
25,100	Franklin Resources, Inc.	3,207,780
73,000	Goldman Sachs Group, Inc.	8,934,470
517,700	JPMorgan Chase & Company	21,577,736
126,140	MetLife, Inc.	4,476,709
29,000	Prudential Financial, Inc.	1,654,450
61,000	State Street Corp.	2,718,770
83,000	T. Rowe Price Group, Inc.	5,390,020
91,000	Travelers Companies, Inc.	6,455,540
342,500	US Bancorp	11,374,425
30,000	Vornado Realty Trust	2,406,300
625,000	Wells Fargo & Company	21,056,250

		136,182,600

	Health Care (5.3%)
210,800	Abbott Laboratories	13,811,616
35,000	Agilent Technologies, Inc.	1,259,650
36,000	Allergan, Inc.	3,237,120
99,645	AmerisourceBergen Corp.	3,929,999
109,000	Amgen, Inc.	9,433,405
60,000	Baxter International, Inc.	3,757,800
200,200	Bristol-Myers Squibb Company	6,656,650
85,000	Celgene Corp.#	6,232,200
45,000	Covidien, PLC	2,472,750
4,000	Intuitive Surgical, Inc.#	2,168,880
315,750	Johnson & Johnson	22,361,415
21,500	Laboratory Corp. of America Holdings#	1,821,695
90,000	Medtronic, Inc.	3,742,200
344,200	Merck & Company, Inc.	15,705,846
883,600	Pfizer, Inc.	21,975,132
30,000	St. Jude Medical, Inc.	1,147,800
85,000	Stryker Corp.	4,471,000
45,000	Thermo Fisher Scientific, Inc.	2,747,700
65,000	UnitedHealth Group, Inc.	3,640,000

		130,572,858

	Industrials (3.9%)
136,000	3M Company	11,913,600
35,000	Boeing Company	2,465,400
111,000	Caterpillar, Inc.	9,413,910
85,000	CSX Corp.	1,739,950
32,500	Cummins, Inc.	3,041,350
40,000	Danaher Corp.	2,069,200
50,000	Eaton Corp.	2,361,000
60,000	Emerson Electric Company	2,905,800

NUMBER OF SHARES		VALUE

29,000	FedEx Corp.	$2,667,710
33,000	Fluor Corp.	1,843,050
1,227,500	General Electric Company	25,851,150
72,500	Honeywell International, Inc.	4,439,900
46,000	Norfolk Southern Corp.	2,822,100
15,000	Precision Castparts Corp.	2,596,050
35,000	Union Pacific Corp.	4,306,050
82,500	United Parcel Service, Inc.	6,043,125
150,000	United Technologies Corp.	11,724,000

		98,203,345

	Information Technology (9.2%)
75,000	Accenture, PLC - Class A	5,055,750
78,650	Apple, Inc.	46,804,615
44,934	Autodesk, Inc.#	1,430,699
42,000	Automatic Data Processing, Inc.	2,427,180
90,000	Broadcom Corp. - Class A#	2,838,150
825,000	Cisco Systems, Inc.	14,140,500
18,500	Citrix Systems, Inc.#	1,143,485
57,000	Cognizant Technology Solutions Corp. - Class A#	3,799,050
210,000	Dell, Inc.	1,938,300
95,000	eBay, Inc.#	4,587,550
270,000	EMC Corp.#	6,593,400
32,400	Google, Inc.#	22,024,548
856,500	Intel Corp.	18,521,812
114,200	International Business Machines Corp.	22,215,326
9,500	MasterCard, Inc. - Class A	4,378,835
703,400	Microsoft Corp.	20,071,519
110,000	NVIDIA Corp.#	1,316,700
649,500	Oracle Corp.	20,166,975
356,100	QUALCOMM, Inc.	20,858,557
12,500	Salesforce.com, Inc.#	1,824,750
90,000	Symantec Corp.#	1,637,100
30,000	Teradata Corp.#	2,049,300
120,000	Texas Instruments, Inc.	3,370,800

		229,194,901

	Materials (6.2%)
26,000	Cliffs Natural Resources, Inc.	943,020
130,000	Dow Chemical Company	3,809,000
123,000	E.I. du Pont de Nemours and Company	5,475,960
218,000	Freeport-McMoRan Copper & Gold, Inc.	8,475,840
52,000	Monsanto Company	4,475,640
90,000	Mosaic Company	4,710,600
104,000	Newmont Mining Corp.	5,673,200
25,000	PPG Industries, Inc.	2,927,000

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

707,900	SPDR Gold Trust#	$118,120,194

		154,610,454

	Telecommunication Services (1.4%)
600,100	AT&T, Inc.	20,757,459
54,000	CenturyLink, Inc.	2,072,520
255,000	Verizon Communications, Inc.	11,383,200

		34,213,179

	Utilities (0.6%)
65,000	American Electric Power Co., Inc.	2,888,600
90,000	Exelon Corp.	3,220,200
55,000	NextEra Energy, Inc.	3,853,300
40,000	Public Service Enterprise Group, Inc.	1,281,600
75,000	Southern Company	3,513,000

		14,756,700

	TOTAL COMMON STOCKS (Cost $1,152,268,328)	1,169,698,753

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.5%)#
	Materials (0.0%)
7,000	SPDR Gold Trust Put, 11/17/12, Strike $131.00	10,500

	Other (0.5%)
	S & P 500 Index
1,900	Put, 12/22/12, Strike $1,400.00	5,861,500
1,300	Put, 01/19/13, Strike $1,380.00	4,296,500
500	Put, 11/17/12, Strike $1,360.00	315,000
500	Put, 01/19/13, Strike $1,375.00	1,572,500

		12,045,500

	TOTAL PURCHASED OPTIONS (Cost $10,723,156)	12,056,000

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.1%)
77,848,748	Fidelity Prime Money Market Fund - Institutional Class (Cost $77,848,748)	77,848,748

TOTAL INVESTMENTS (98.8%) (Cost $2,373,155,235)		2,451,792,033

OTHER ASSETS, LESS LIABILITIES (1.2%)		29,875,699

NET ASSETS (100.0%)		$2,481,667,732

COMMON STOCKS SOLD SHORT (-11.5%)#
	Consumer Discretionary (-2.4%)
(110,100)	Coinstar, Inc.	(5,168,094)
(247,700)	D.R. Horton, Inc.	(5,191,792)
(25,400)	Jarden Corp.	(1,264,920)

NUMBER OF SHARES		VALUE

(38,000)	Meritage Homes Corp.	$(1,405,240)
(124,600)	MGM Resorts International	(1,284,626)
(252,700)	Ryman Hospitality Properties, Inc.	(9,857,827)
(3,000,000)	Sirius XM Radio, Inc.	(8,400,000)
(92,000)	Sotheby’s	(2,863,960)
(450,000)	Standard Pacific Corp.	(3,105,000)
(635,500)	Virgin Media, Inc.	(20,806,270)

		(59,347,729)

	Consumer Staples (-0.2%)
(268,300)	Tyson Foods, Inc. - Class A	(4,510,123)

	Energy (-0.3%)
(370,873)	Newpark Resources, Inc.	(2,518,228)
(137,000)	PDC Energy, Inc.	(4,146,990)
(63,500)	Stone Energy Corp.	(1,497,965)

		(8,163,183)

	Financials (-0.6%)
(65,450)	Amtrust Financial Services, Inc.	(1,583,890)
(581,300)	Bank of America Corp.	(5,417,716)
(175,000)	Citigroup, Inc.	(6,543,250)
(48,000)	Walter Investment Management Corp.	(2,319,840)

		(15,864,696)

	Health Care (-0.9%)
(68,150)	LifePoint Hospitals, Inc.	(2,408,421)
(26,200)	Medivation, Inc.	(1,339,344)
(111,700)	Molina Healthcare, Inc.	(2,800,319)
(377,850)	PSS World Medical, Inc.	(10,814,067)
(111,600)	Volcano Corp.	(3,193,992)
(100,000)	Wright Medical Group, Inc.	(2,032,000)

		(22,588,143)

	Industrials (-0.5%)
(40,825)	Altra Holdings, Inc.	(735,667)
(39,500)	Chart Industries, Inc.	(2,796,205)
(206,000)	EnerSys	(7,102,880)
(12,750)	General Cable Corp.	(363,757)

		(10,998,509)

	Information Technology (-4.7%)
(216,400)	Alliance Data Systems Corp.	(30,956,020)
(159,000)	Arris Group, Inc.	(2,184,660)
(97,000)	BroadSoft, Inc.	(3,707,340)
(146,000)	CACI International, Inc. - Class A	(7,362,780)
(335,400)	Ciena Corp.	(4,162,314)
(40,300)	Comtech Telecommunications Corp.	(1,014,351)
(269,500)	Concur Technologies, Inc.	(17,848,985)
(70,000)	DealerTrack Holdings, Inc.	(1,913,100)
(66,000)	Equinix, Inc.	(11,907,060)
(264,680)	FEI Company	(14,570,634)

See accompanying Notes to Schedule of Investments	calamos.com	99

Market Neutral Income Fund    Schedule of Investments October 31, 2012

NUMBER OF SHARES		VALUE

(235,575)	GT Advanced Technologies, Inc.	$(1,022,395)
(11,900)	Lam Research Corp.	(421,260)
(171,200)	Mentor Graphics Corp.	(2,657,024)
(228,976)	Micron Technology, Inc.	(1,242,195)
(207,500)	NetApp, Inc.	(5,581,750)
(224,480)	Photronics, Inc.	(1,097,707)
(85,300)	SanDisk Corp.	(3,562,128)
(97,500)	SYNNEX Corp.	(3,158,025)
(61,600)	Take-Two Interactive Software, Inc.	(686,840)
(154,900)	TTM Technologies, Inc.	(1,394,100)

		(116,450,668)

	Materials (-0.6%)
(23,500)	Allegheny Technologies, Inc.	(619,225)
(61,900)	Goldcorp, Inc.	(2,799,737)
(118,000)	Horsehead Holding Corp.	(1,067,900)
(93,600)	RTI International Metals, Inc.	(2,133,144)
(242,800)	Steel Dynamics, Inc.	(3,071,420)
(150,000)	Stillwater Mining Company	(1,561,500)
(193,500)	United States Steel Corp.	(3,945,465)

		(15,198,391)

	Telecommunication Services (-1.3%)
(263,500)	SBA Communications Corp.	(17,557,005)
(544,700)	tw telecom, Inc.	(13,873,509)

		(31,430,514)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $239,522,060)	(284,551,956)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.8%)#
	Consumer Discretionary (-0.1%)
400	Amazon.com, Inc. Call, 01/19/13, Strike $245.00	(304,000)
850	D.R. Horton, Inc. Call, 01/19/13, Strike $12.50	(720,375)
35	Priceline.com, Inc. Put, 01/19/13, Strike $555.00	(109,200)

		(1,133,575)

	Information Technology (0.0%)
	Apple, Inc.
220	Call, 11/17/12, Strike $715.00	(3,190)
200	Call, 11/17/12, Strike $760.00	(1,500)
500	eBay, Inc. Put, 01/19/13, Strike $41.00	(35,000)
5,800	Microsoft Corp. Call, 01/19/13, Strike $32.50	(72,500)
2,000	Symantec Corp. Call, 01/19/13, Strike $19.00	(147,000)

		(259,190)

NUMBER OF CONTRACTS		VALUE

	Materials (-0.1%)
2,000	Cliffs Natural Resources, Inc. Call, 01/18/14, Strike $65.00	$(235,000)
7,000	SPDR Gold Trust Call, 01/19/13, Strike $169.00	(2,485,000)

		(2,720,000)

	Other (-0.6%)
	S & P 500 Index
1,900	Call, 01/19/13, Strike $1,460.00	(3,116,000)
1,200	Call, 11/17/12, Strike $1,405.00	(2,682,000)
1,200	Call, 12/22/12, Strike $1,475.00	(768,000)
875	Call, 11/17/12, Strike $1,400.00	(2,218,125)
800	Call, 12/31/12, Strike $1,430.00	(1,908,000)
500	Call, 12/22/12, Strike $1,425.00	(1,187,500)
500	Call, 12/22/12, Strike $1,400.00	(1,882,500)
400	Call, 01/19/13, Strike $1,450.00	(802,000)

		(14,564,125)

	TOTAL WRITTEN OPTIONS (Premium $27,086,654)	(18,676,890)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $173,026,747.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At October 31, 2012, the value of 144A securities that could not be exchanged to the registered form is $165,449,606 or 6.7% of net assets.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2012.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2012

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
ASSETS
Investments in securities, at cost	$5,148,286,627	$50,783,997	$47,854,321	$33,365,633	$883,875,566

Investments in securities, at value	$6,375,711,374	$52,257,208	$58,135,748	$34,741,091	$956,078,630
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	28,762	19,847	7,853	184,234
Foreign currency (cost $1,111,967)	—	—	—	—	1,111,967
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	3,511,180	79,562	60,793	36,855	1,008,949
Investments sold	53,975,923	1,017,430	745,903	—	1,751,243
Fund shares sold	5,527,309	1,002,923	47,926	33,769	6,957,961
Prepaid expenses	121,195	20,143	18,030	27,558	55,184
Other assets	754,840	71,544	64,652	7,730	65,176

Total assets	6,439,601,821	54,477,572	59,092,899	34,854,856	967,213,344

LIABILITIES
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $1,773,862)	419,250	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	1,583,872	—	26,779	—	—
Payables:
Investments purchased	7,958,091	583,367	512,590	—	2,104,783
Fund shares redeemed	28,840,163	48,638	39,954	20,529	1,714,314
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	4,662,234	44,376	51,119	30,473	882,273
Distribution fees	185,772	1,193	1,362	780	15,912
Deferred compensation to trustees	754,840	71,544	64,652	7,730	65,176
Financial accounting fees	64,919	507	584	349	9,300
Trustees’ fees and officer compensation	19,329	1,190	1,237	1,178	2,548
Other accounts payable and accrued liabilities	3,440,113	18,904	20,855	15,708	261,485

Total liabilities	47,928,583	769,719	719,132	76,747	5,055,791

NET ASSETS	$6,391,673,238	$53,707,853	$58,373,767	$34,778,109	$962,157,553

COMPOSITION OF NET ASSETS
Paid in capital	$4,727,075,788	$53,032,494	$58,440,869	$33,581,936	$935,213,372
Undistributed net investment income (loss)	947,946	594,547	241,834	(67,968)	2,602,492
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	436,452,986	(1,391,832)	(10,563,593)	(111,317)	(47,805,723)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,227,196,518	1,472,644	10,254,657	1,375,458	72,147,412	*

NET ASSETS	$6,391,673,238	$53,707,853	$58,373,767	$34,778,109	$962,157,553

CLASS A SHARES†
Net assets applicable to shares outstanding	$3,241,594,853	$38,991,576	$22,389,468	$21,383,568	$459,515,626
Shares outstanding	64,963,780	3,209,887	1,709,017	1,808,655	26,612,630
Net asset value and redemption price per share	$49.90	$12.15	$13.10	$11.82	$17.27

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$52.39	$12.76	$13.75	$12.41	$18.13

CLASS B SHARES†**
Net assets applicable to shares outstanding	$171,356,990	$1,195,066	$1,661,959	$1,337,725	$9,542,121
Shares outstanding	3,504,373	106,307	134,158	114,996	579,933
Net asset value and redemption price per share	$48.90	$11.24	$12.39	$11.63	$16.45

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,272,103,771	$3,752,503	$9,287,344	$2,273,858	$65,620,951
Shares outstanding	28,549,748	334,010	749,326	195,427	3,993,379
Net asset value and redemption price per share	$44.56	$11.23	$12.39	$11.64	$16.43

CLASS I SHARES†
Net assets applicable to shares outstanding	$1,690,739,101	$9,670,621	$24,863,370	$8,607,998	$415,462,573
Shares outstanding	30,848,138	779,542	1,879,701	723,979	23,777,656
Net asset value and redemption price per share	$54.81	$12.41	$13.23	$11.89	$17.47

CLASS R SHARES†
Net assets applicable to shares outstanding	$15,878,523	$98,087	$171,626	$1,174,960	$12,016,282
Shares outstanding	323,080	8,158	13,230	99,835	704,487
Net asset value and redemption price per share	$49.15	$12.02	$12.97	$11.77	$17.06

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $50,477.

See accompanying Notes to Financial Statements	calamos.com	101

Statements of Assets and Liabilities    October 31, 2012

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$317,666,822		$344,286,436	$3,708,927,459	$1,426,386,760	$1,453,849,740

Investments in securities, at value	$340,977,309		$373,502,004	$4,241,700,683	$1,545,924,393	$1,535,357,272
Cash with custodian (interest bearing)	—		—	—	—	—
Restricted cash for short positions (interest bearing)	—		—	—	—	—
Due from investment advisor	—		50,552	130,000	—	—
Foreign currency (cost $528,535)	528,535		—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—		265,475	37,963	1,704,216	221,542
Receivables:
Accrued interest and dividends	184,596		256,056	17,911,558	4,788,070	7,832,788
Investments sold	866,733		1,207,827	16,385,056	—	2,667,257
Fund shares sold	2,183,758		1,435,580	3,856,720	4,365,021	247,579
Prepaid expenses	46,313		33,796	92,609	60,267	70,331
Other assets	26,532		37,113	357,848	129,348	179,239

Total assets	344,813,776		376,788,403	4,280,472,437	1,556,971,315	1,546,576,008

LIABILITIES
Securities sold short, at value (proceeds $-)	—		—	—	—	—
Options written, at value (premium $5,103,155; $3,544,111)	—		—	2,702,050	—	2,313,550
Unrealized depreciation on forward foreign currency contracts	—		466,600	565,193	1,763,180	228,712
Payables:
Investments purchased	2,612,527		1,773,091	—	1,762,340	—
Fund shares redeemed	2,485,462		7,534,830	12,536,042	4,938,529	8,533,038
Dividends payable	—		—	—	—	—
Affiliates:
Investment advisory fees	321,612		321,795	2,460,975	1,265,675	935,255
Distribution fees	4,780		4,933	151,861	27,093	46,790
Deferred compensation to trustees	26,532		37,113	357,848	129,348	179,239
Financial accounting fees	3,339		3,457	42,126	15,256	15,318
Trustees’ fees and officer compensation	1,656		1,493	11,859	5,148	7,054
Other accounts payable and accrued liabilities	390,213		59,064	1,164,227	272,322	532,566

Total liabilities	5,846,121		10,202,376	19,992,181	10,178,891	12,791,522

NET ASSETS	$338,967,655		$366,586,027	$4,260,480,256	$1,546,792,424	$1,533,784,486

COMPOSITION OF NET ASSETS
Paid in capital	$321,713,346		$347,927,705	$3,597,505,129	$1,395,572,863	$1,330,180,497
Undistributed net investment income (loss)	328,181		1,138,825	(9,298,366)	(4,327,694)	(17,480,835)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(6,073,369)		(11,496,698)	137,559,428	36,043,052	138,334,042
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	22,999,497	*	29,016,195	534,714,065	119,504,203	82,750,782

NET ASSETS	$338,967,655		$366,586,027	$4,260,480,256	$1,546,792,424	$1,533,784,486

CLASS A SHARES†
Net assets applicable to shares outstanding	$138,717,748		$113,259,811	$1,974,534,724	$304,913,840	$650,099,885
Shares outstanding	10,811,634		8,714,750	60,487,835	28,023,738	36,721,683
Net asset value and redemption price per share	$12.83		$13.00	$32.64	$10.88	$17.70

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.47		$13.65	$34.27	$11.42	$18.58

CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,595,153		$2,519,081	$92,657,697	$16,653,675	$14,255,993
Shares outstanding	126,850		200,541	2,486,481	1,517,923	668,893
Net asset value and redemption price per share	$12.58		$12.56	$37.26	$10.97	$21.31

CLASS C SHARES†**
Net assets applicable to shares outstanding	$21,527,360		$25,749,387	$1,255,629,232	$235,193,971	$390,649,380
Shares outstanding	1,712,476		2,053,759	38,328,323	22,943,022	22,234,925
Net asset value and redemption price per share	$12.57		$12.54	$32.76	$10.25	$17.57

CLASS I SHARES†
Net assets applicable to shares outstanding	$175,572,120		$220,364,383	$915,393,729	$986,986,427	$475,526,395
Shares outstanding	13,589,879		16,810,067	28,686,664	89,233,198	28,805,564
Net asset value and redemption price per share	$12.92		$13.11	$31.91	$11.06	$16.51

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,555,274		$4,693,365	$22,264,874	$3,044,511	$3,252,833
Shares outstanding	121,665		365,883	685,822	282,203	184,489
Net asset value and redemption price per share	$12.78		$12.83	$32.46	$10.79	$17.63

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $308,663.

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2012

	TOTAL RETURN BOND FUND		HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
ASSETS
Investments in securities, at cost	$221,048,981		$285,392,168	$2,373,155,235

Investments in securities, at value	$234,320,553		$295,982,666	$2,451,792,033
Cash with custodian (interest bearing)	—		—	41,596,419
Restricted cash for short positions (interest bearing)	—		—	283,759,822
Due from investment advisor	16,257		—	—
Foreign currency (cost $-)	—		—	—
Unrealized appreciation on forward foreign currency contracts	—		—	—
Receivables:
Accrued interest and dividends	1,653,867		4,995,371	10,369,425
Investments sold	—		—	—
Fund shares sold	888,652		555,131	8,968,697
Prepaid expenses	34,960		44,796	103,119
Other assets	41,397		81,694	162,302

Total assets	236,955,686		301,659,658	2,796,751,817

LIABILITIES
Securities sold short, at value (proceeds $239,522,060)	—		—	284,551,956
Options written, at value (premium $27,086,654)	—		—	18,676,890
Unrealized depreciation on forward foreign currency contracts	—		—	—
Payables:
Investments purchased	—		1,565,200	1,647,284
Fund shares redeemed	571,463		1,684,520	7,763,817
Dividends payable	354,069		—	—
Affiliates:
Investment advisory fees	109,873		190,093	1,441,882
Distribution fees	7,225		8,468	46,927
Deferred compensation to trustees	41,397		81,694	162,302
Financial accounting fees	2,281		2,895	24,212
Trustees’ fees and officer compensation	1,642		1,725	6,891
Other accounts payable and accrued liabilities	44,912		66,800	761,924

Total liabilities	1,132,862		3,601,395	315,084,085

NET ASSETS	$235,822,824		$298,058,263	$2,481,667,732

COMPOSITION OF NET ASSETS
Paid in capital	$222,234,839		$282,731,935	$2,478,996,947
Undistributed net investment income (loss)	391,405		1,053,369	3,773,769
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(81,166)		3,682,376	(43,152,757)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	13,277,746		10,590,583	42,049,773

NET ASSETS	$235,822,824		$298,058,263	$2,481,667,732

CLASS A SHARES†
Net assets applicable to shares outstanding	$137,671,506		$215,299,326	$1,155,160,662
Shares outstanding	12,347,613		21,698,060	91,066,367
Net asset value and redemption price per share	$11.15		$9.92	$12.68

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.58	#	$10.41	$13.31

CLASS B SHARES†**
Net assets applicable to shares outstanding	$9,108,470		$5,973,345	$12,940,356
Shares outstanding	816,965		576,314	968,361
Net asset value and redemption price per share	$11.15		$10.36	$13.36

CLASS C SHARES†**
Net assets applicable to shares outstanding	$43,822,776		$43,141,475	$267,645,625
Shares outstanding	3,931,783		4,197,307	20,780,969
Net asset value and redemption price per share	$11.15		$10.28	$12.88

CLASS I SHARES†
Net assets applicable to shares outstanding	$43,463,865		$33,270,715	$1,040,721,692
Shares outstanding	3,899,603		3,352,254	82,846,584
Net asset value and redemption price per share	$11.15		$9.92	$12.56

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,756,207		$373,402	$5,199,397
Shares outstanding	157,490		37,679	411,192
Net asset value and redemption price per share	$11.15		$9.91	$12.64

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	calamos.com	103

Statements of Operations    Year Ended October 31, 2012

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
INVESTMENT INCOME
Interest	$1,280,428	$—	$269	$92	$3,822
Dividends	61,876,735	867,978	783,802	153,416	14,347,931
Securities lending income	139,729	—	—	—	—
Dividend taxes withheld	(1,504,067)	(26,249)	(21,796)	(244)	(1,523,973)

Total investment income	61,792,825	841,729	762,275	153,264	12,827,780

EXPENSES
Investment advisory fees	59,537,152	417,280	630,797	375,558	7,189,612
Performance fees	—	—	—	—	881,142
Distribution fees
Class A	9,600,664	63,735	63,261	60,408	852,006
Class B	2,473,841	16,789	22,025	14,332	110,924
Class C	14,271,010	38,194	101,062	24,830	585,966
Class R	77,498	468	579	5,996	34,635
Transfer agent fees	12,210,530	40,648	47,634	32,477	941,443
Printing and mailing fees	1,236,088	16,246	15,467	21,618	115,148
Financial accounting fees	831,776	4,764	7,201	4,287	83,389
Accounting fees	367,271	18,252	20,252	18,730	54,539
Trustees’ fees and officer compensation	249,732	15,496	16,219	15,402	35,958
Registration fees	193,618	56,832	59,127	61,700	106,769
Audit fees	171,384	12,378	12,863	12,258	31,108
Custodian fees	169,089	8,093	11,685	6,645	274,265
Legal fees	146,092	16,118	9,505	9,064	20,887
Dividend or interest expense on short positions	—	—	—	—	—
Other	322,372	9,075	4,892	3,501	66,217

Total expenses	101,858,117	734,368	1,022,569	666,806	11,384,008
Less expense reductions	—	(239,508)	(267,633)	(91,769)	(1,399,892)

Net expenses	101,858,117	494,860	754,936	575,037	9,984,116

NET INVESTMENT INCOME (LOSS)	(40,065,292)	346,869	7,339	(421,773)	2,843,664

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	516,385,331	4,701,774	2,845,938	1,863,209	12,494,915
Purchased options	(43,205,555)	(184,816)	(363,795)	—	—
Foreign currency transactions	14,264,496	324,724	288,314	(11,262)	(157,336)
Written options	(37,529,396)	20,777	(290,739)	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(237,637,352)	(2,455,577)	1,374,351	(1,584,369)	29,329,800 *
Purchased options	(1,488,943)	—	—	(423,566)	—
Foreign currency translations	1,618,981	(15,540)	(25,683)	—	(20,081)
Written options	1,354,612	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS)	213,762,174	2,391,342	3,828,386	(155,988)	41,647,298

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$173,696,882	$2,738,211	$3,835,725	$(577,761)	$44,490,962

*	Net of change of $50,477 in deferred capital gains tax.

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2012

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$1,112,671	$692	$72,250,931	$23,079,365	$52,428,694
Dividends	5,064,133	3,377,224	49,057,326	17,861,448	13,721,291
Securities lending income	—	—	—	—	—
Dividend taxes withheld	(421,086)	(266,695)	(566,530)	(1,372,995)	(142,860)

Total investment income	5,755,718	3,111,221	120,741,727	39,567,818	66,007,125

EXPENSES
Investment advisory fees	3,284,187	2,451,143	29,756,355	15,688,408	14,266,514
Performance fees	—	168,386	—	—	—
Distribution fees
Class A	323,620	213,533	5,153,993	868,649	2,394,347
Class B	16,876	25,356	1,168,912	227,595	174,372
Class C	163,492	170,355	13,232,223	2,622,606	4,892,755
Class R	7,092	12,042	96,550	11,193	19,411
Transfer agent fees	274,446	200,161	5,220,589	1,131,453	2,348,376
Printing and mailing fees	48,393	35,239	614,804	126,095	263,533
Financial accounting fees	34,080	27,982	509,396	189,467	237,365
Accounting fees	33,909	31,033	242,054	105,713	123,486
Trustees’ fees and officer compensation	23,205	21,276	156,704	67,439	84,640
Registration fees	88,116	66,084	177,399	104,399	111,787
Audit fees	19,493	18,567	113,210	48,598	50,168
Custodian fees	189,213	64,917	218,014	191,566	85,463
Legal fees	13,577	12,445	90,127	39,093	51,361
Dividend or interest expense on short positions	—	—	—	—	—
Other	17,633	16,000	173,299	129,921	119,017

Total expenses	4,537,332	3,534,519	56,923,629	21,552,195	25,222,595
Less expense reductions	—	(294,421)	—	—	—

Net expenses	4,537,332	3,240,098	56,923,629	21,552,195	25,222,595

NET INVESTMENT INCOME (LOSS)	1,218,386	(128,877)	63,818,098	18,015,623	40,784,530

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(6,427,218)	(4,266,364)	146,077,417	34,498,705	158,477,679
Purchased options	(408,485)	(1,087,950)	9,730,391	3,249,635	(5,082,142)
Foreign currency transactions	(312,787)	947,830	6,861,501	16,311,600	1,894,850
Written options	—	(627,499)	4,834,662	—	401,591
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	12,838,163 *	21,461,272	(73,332,698)	(20,823,610)	(197,214,622)
Purchased options	—	—	(1,699,733)	(1,059,519)	2,737,404
Foreign currency translations	(10,621)	139,643	2,815,950	2,047,603	733,979
Written options	—	—	(1,178,069)	—	1,230,561
Short positions	—	—	—	—	—

NET GAIN (LOSS)	5,679,052	16,566,932	94,109,421	34,224,414	(36,820,700)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,897,438	$16,438,055	$157,927,519	$52,240,037	$3,963,830

*	Net of change of $305,321 in deferred capital gains tax.

See accompanying Notes to Financial Statements	calamos.com	105

Statements of Operations    Year Ended October 31, 2012

	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
INVESTMENT INCOME
Interest	$6,687,682	$17,989,284	$44,660,803
Dividends	14,855	632,173	23,655,991
Securities lending income	—	—	—
Dividend taxes withheld	—	—	—

Total investment income	6,702,537	18,621,457	68,316,794

EXPENSES
Investment advisory fees	1,276,419	2,099,802	16,531,943
Performance fees	—	—	—
Distribution fees
Class A	324,773	504,456	2,975,673
Class B	112,878	72,475	156,518
Class C	472,368	416,453	2,849,978
Class R	8,554	1,620	21,888
Transfer agent fees	168,689	256,155	3,459,550
Printing and mailing fees	29,240	45,087	387,782
Financial accounting fees	26,492	31,960	277,153
Accounting fees	43,932	42,924	187,892
Trustees’ fees and officer compensation	21,597	23,058	91,059
Registration fees	77,747	68,658	195,077
Audit fees	16,669	18,291	67,459
Custodian fees	16,477	18,856	96,549
Legal fees	12,526	14,638	53,547
Dividend or interest expense on short positions	—	—	838,396
Other	9,913	15,626	126,904

Total expenses	2,618,274	3,630,059	28,317,368
Less expense reductions	(191,199)	—	—

Net expenses	2,427,075	3,630,059	28,317,368

NET INVESTMENT INCOME (LOSS)	4,275,462	14,991,398	39,999,426

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,484,162	4,789,467	93,635,078
Purchased options	—	—	(53,054,735)
Foreign currency transactions	(8,221)	26,940	100,035
Written options	—	—	(13,449,893)
Short positions	—	—	(11,843,567)
Change in net unrealized appreciation/(depreciation) on:
Investments	1,747,838	4,634,911	78,489,335
Purchased options	—	—	15,724,676
Foreign currency translations	8,024	474	49,297
Written options	—	—	19,991,228
Short positions	—	—	(28,156,942)

NET GAIN (LOSS)	3,231,803	9,451,792	101,484,512

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,507,265	$24,443,190	$141,483,938

106	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		BLUE CHIP FUND
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$(40,065,292)	$(65,349,605)	$346,869	$26,436	$7,339	$(224,982)
Net realized gain (loss)	449,914,876	222,317,790	4,862,459	2,251,488	2,479,718	3,943,064
Change in unrealized appreciation/(depreciation)	(236,152,702)	176,380,543	(2,471,117)	(478,748)	1,348,668	(1,338,504)

Net increase (decrease) in net assets resulting from operations	173,696,882	333,348,728	2,738,211	1,799,176	3,835,725	2,379,578

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Net realized gains
Class A	(171,056,925)	—	—	—	—	—
Class B	(13,005,728)	—	—	—	—	—
Class C	(68,697,929)	—	—	—	—	—
Class I	(63,002,615)	—	—	—	—	—
Class R	(557,225)	—	—	—	—	—

Total distributions	(316,320,422)	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS	(1,192,705,308)	(900,316,614)	9,405,927	(19,038,248)	(5,859,476)	(4,840,062)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,335,328,848)	(566,967,886)	12,144,138	(17,239,072)	(2,023,751)	(2,460,484)

NET ASSETS
Beginning of year	$7,727,002,086	$8,293,969,972	$41,563,715	$58,802,787	$60,397,518	$62,858,002

End of year	6,391,673,238	7,727,002,086	53,707,853	41,563,715	58,373,767	60,397,518

Undistributed net investment income (loss)	$947,946	$2,634,811	$594,547	$(75,979)	$241,834	$(52,661)

See accompanying Notes to Financial Statements	calamos.com	107

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$(421,773)	$(364,497)	$2,843,664	$(982,131)	$1,218,386	$254,563
Net realized gain (loss)	1,851,947	(1,799,462)	12,337,579	24,328,585	(7,148,490)	2,173,782
Change in unrealized appreciation/(depreciation)	(2,007,935)	733,494	29,309,719	(15,716,383)	12,827,542	(7,599,126)

Net increase (decrease) in net assets resulting from operations	(577,761)	(1,430,465)	44,490,962	7,630,071	6,897,438	(5,170,781)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(17,972)	—	—	—	(162,959)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	(3)
Class I	—	(6,039)	—	—	(75,083)	(240,077)
Class R	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	(24,011)	—	—	(75,083)	(403,039)

CAPITAL SHARE TRANSACTIONS	(1,020,812)	16,865,867	382,083,636	229,257,961	126,572,110	106,833,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,598,573)	15,411,391	426,574,598	236,888,032	133,394,465	101,260,075

NET ASSETS
Beginning of year	$36,376,682	$20,965,291	$535,582,955	$298,694,923	$205,573,190	$104,313,115

End of year	34,778,109	36,376,682	962,157,553	535,582,955	338,967,655	205,573,190

Undistributed net investment income (loss)	$(67,968)	$(69,829)	$2,602,492	$(82,658)	$328,181	$(136,359)

108	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$(128,877)	$(522,850)	$63,818,098	$60,221,479	$18,015,623	$16,284,884
Net realized gain (loss)	(5,033,983)	4,413,804	167,503,971	248,182,074	54,059,940	102,075,393
Change in unrealized appreciation/(depreciation)	21,600,915	(2,329,495)	(73,394,550)	(3,482,786)	(19,835,526)	(34,843,830)

Net increase (decrease) in net assets resulting from operations	16,438,055	1,561,459	157,927,519	304,920,767	52,240,037	83,516,447

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(42,063,518)	(25,957,322)	(7,009,422)	—
Class B	—	—	(1,291,507)	(1,619,274)	(267,238)	—
Class C	—	—	(17,074,300)	(10,595,096)	(3,459,438)	—
Class I	—	—	(21,721,909)	(12,473,313)	(24,269,976)	—
Class R	—	—	(346,535)	(154,174)	(30,943)	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—

Total distributions	—	—	(82,497,769)	(50,799,179)	(35,037,017)	—

CAPITAL SHARE TRANSACTIONS	220,388,324	75,692,471	(234,011,464)	170,193,154	(137,655,545)	180,939,135

TOTAL INCREASE (DECREASE) IN NET ASSETS	236,826,379	77,253,930	(158,581,714)	424,314,742	(120,452,525)	264,455,582

NET ASSETS
Beginning of year	$129,759,648	$52,505,718	$4,419,061,970	$3,994,747,228	$1,667,244,949	$1,402,789,367

End of year	366,586,027	129,759,648	4,260,480,256	4,419,061,970	1,546,792,424	1,667,244,949

Undistributed net investment income (loss)	$1,138,825	$320,943	$(9,298,366)	$(6,636,236)	$(4,327,694)	$(1,171,050)

See accompanying Notes to Financial Statements	calamos.com	109

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$40,784,530	$63,114,151	$4,275,462	$4,718,422	$14,991,398	$16,094,252
Net realized gain (loss)	155,691,978	237,820,727	1,475,941	3,118,207	4,816,407	9,423,856
Change in unrealized appreciation/(depreciation)	(192,512,678)	(198,086,013)	1,755,862	(3,258,667)	4,635,385	(16,708,082)

Net increase (decrease) in net assets resulting from operations	3,963,830	102,848,865	7,507,265	4,577,962	24,443,190	8,810,026

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(8,359,078)	(20,535,534)	(3,592,146)	(2,766,649)	(10,509,844)	(11,829,284)
Class B	(170)	(147,375)	(257,383)	(310,482)	(312,056)	(710,814)
Class C	(305,060)	(4,920,598)	(1,014,357)	(803,600)	(1,812,604)	(2,409,652)
Class I	(7,272,171)	(14,980,646)	(1,291,953)	(1,197,027)	(1,583,127)	(2,094,172)
Class R	(22,737)	(41,109)	(43,844)	(33,900)	(16,155)	(16,309)
Net realized gains
Class A	(92,347,672)	(54,633,170)	(417,256)	(924,221)	(2,568,614)	—
Class B	(1,293,102)	(1,239,349)	(47,389)	(170,079)	(111,731)	—
Class C	(43,373,641)	(21,557,539)	(174,376)	(396,193)	(520,378)	—
Class I	(56,490,063)	(30,982,002)	(144,946)	(391,713)	(312,122)	—
Class R	(317,644)	(105,836)	(5,793)	(11,594)	(3,959)	—

Total distributions	(209,781,338)	(149,143,158)	(6,989,443)	(7,005,458)	(17,750,590)	(17,060,231)

CAPITAL SHARE TRANSACTIONS	(899,392,771)	(704,942,659)	14,133,319	(11,531,073)	37,625,231	(59,999,470)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,105,210,279)	(751,236,952)	14,651,141	(13,958,569)	44,317,831	(68,249,675)

NET ASSETS
Beginning of year	$2,638,994,765	$3,390,231,717	$221,171,683	$235,130,252	$253,740,432	$321,990,107

End of year	1,533,784,486	2,638,994,765	235,822,824	221,171,683	298,058,263	253,740,432

Undistributed net investment income (loss)	$(17,480,835)	$(32,059,394)	$391,405	$1,713,165	$1,053,369	$(262,466)

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND
	YEAR ENDED OCTOBER 31, 2012	YEAR ENDED OCTOBER 31, 2011
OPERATIONS
Net investment income (loss)	$39,999,426	$40,558,813
Net realized gain (loss)	15,386,918	39,779,544
Change in unrealized appreciation/(depreciation)	86,097,594	(7,255,563)

Net increase (decrease) in net assets resulting from operations	141,483,938	73,082,794

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(14,727,966)	(21,334,226)
Class B	(60,598)	(165,280)
Class C	(1,290,576)	(2,811,375)
Class I	(13,818,404)	(12,657,072)
Class R	(44,158)	(41,268)
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—

Total distributions	(29,941,702)	(37,009,221)

CAPITAL SHARE TRANSACTIONS	28,271,460	199,946,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,813,696	236,019,851

NET ASSETS
Beginning of year	$2,341,854,036	$2,105,834,185

End of year	2,481,667,732	2,341,854,036

Undistributed net investment income (loss)	$3,773,769	$460,291

See accompanying Notes to Financial Statements	calamos.com	111

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Value Fund, Blue Chip Fund, Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund (formerly High Yield Fund) and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 – 2011 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure

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Notes to Financial Statements

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	VALUE FUND, BLUE CHIP FUND, DISCOVERY GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, AND MARKET NEUTRAL INCOME FUND ANNUAL RATE
First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARE
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Blue Chip Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%

These agreements are binding on Calamos Advisors through June 30, 2013. For the year ended October 31, 2012, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Value Fund	$239,508
Blue Chip Fund	267,633
Discovery Growth Fund	91,769
International Growth Fund	1,399,892
Global Equity Fund	294,421
Total Return Bond Fund	191,199

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

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Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year ended October 31, 2012, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$240,385
Value Fund	2,815
Blue Chip Fund	5,950
Discovery Growth Fund	13,270
International Growth Fund	58,240
Evolving World Growth Fund	32,170
Global Equity Fund	66,199
Growth and Income Fund	268,351
Global Growth and Income Fund	24,231
Convertible Fund	820
Total Return Bond Fund	15,483
High Income Fund	30,577
Market Neutral Income Fund	23,017

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2012, they held 27% and 51% of the outstanding shares of Blue Chip Fund and Discovery Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

At October 31, 2012, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$754,840
Value Fund	71,544
Blue Chip Fund	64,652
Discovery Growth Fund	7,730
International Growth Fund	65,176
Evolving World Growth Fund	26,532
Global Equity Fund	37,113
Growth and Income Fund	357,848
Global Growth and Income Fund	129,348
Convertible Fund	179,239
Total Return Bond Fund	41,397
High Income Fund	81,694
Market Neutral Income Fund	162,302

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2012.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2012 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$4,043,203,798	$—	$5,666,465,485
Value Fund	—	90,358,110	—	83,055,675
Blue Chip Fund	—	29,208,252	—	36,346,936
Discovery Growth Fund	—	50,273,342	—	53,126,908
International Growth Fund	—	767,756,154	—	386,651,279
Evolving World Growth Fund	—	279,221,715	—	139,677,502
Global Equity Fund	—	316,704,381	—	103,150,209
Growth and Income Fund	—	1,839,920,493	—	2,083,463,252
Global Growth and Income Fund	—	885,295,629	—	1,047,914,882
Convertible Fund	—	1,134,197,173	—	2,202,179,134
Total Return Bond Fund	23,018,237	71,179,376	1,923,243	75,050,139
High Income Fund	—	233,069,940	—	195,905,082
Market Neutral Income Fund	610,607,743	1,599,542,468	597,247,852	1,601,136,268

The following information is presented on a federal income tax basis as of October 31, 2012. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2012 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$5,148,065,716	$1,343,470,461	$(115,824,803)	$1,227,645,658
Value Fund	50,994,171	2,347,939	(1,084,902)	1,263,037
Blue Chip Fund	47,854,321	11,641,778	(1,360,351)	10,281,427
Discovery Growth Fund	33,365,633	2,995,058	(1,619,600)	1,375,458
International Growth Fund	883,982,442	103,773,010	(31,676,822)	72,096,188
Evolving World Growth Fund	317,067,404	32,666,183	(8,756,278)	23,909,905
Global Equity Fund	344,341,529	38,601,441	(9,440,966)	29,160,475
Growth and Income Fund	3,705,366,992	619,096,398	(82,762,707)	536,333,691
Global Growth and Income Fund	1,427,951,878	142,149,843	(24,177,328)	117,972,515
Convertible Fund	1,453,292,036	116,181,568	(34,116,332)	82,065,236
Total Return Bond Fund	222,214,699	12,393,822	(287,968)	12,105,854
High Income Fund	285,908,738	11,184,228	(1,110,300)	10,073,928
Market Neutral Income Fund	2,364,104,517	165,959,256	(78,271,740)	87,687,516

Note 4 – Income Taxes

For the fiscal year ended October 31, 2012, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$(24,916,701)	$38,378,427	$(13,461,726)
Value Fund	—	323,657	(323,657)
Blue Chip Fund	—	287,156	(287,156)
Discovery Growth Fund	(435,474)	423,634	11,840
International Growth Fund	—	(158,514)	158,514
Evolving World Growth Fund	—	(678,763)	678,763
Global Equity Fund	—	946,759	(946,759)
Growth and Income Fund	14,896,606	16,017,541	(30,914,147)
Global Growth and Income Fund	3,269,489	13,864,750	(17,134,239)
Convertible Fund	60,320,144	(10,246,755)	(50,073,389)
Total Return Bond Fund	65,799	602,461	(668,260)
High Income Fund	549,525	558,223	(1,107,748)
Market Neutral Income Fund	—	(6,744,246)	6,744,246

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2012		YEAR ENDED OCTOBER 31, 2011
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$—	$316,320,422	$—	$—
Value Fund	—	—	—	—
Blue Chip Fund	—	—	—	—
Discovery Growth Fund	—	—	24,011	—
International Growth Fund	1,523,973	—	374,669	—
Evolving World Growth Fund	496,169	—	559,421	241,388
Global Equity Fund	—	—	—	—
Growth and Income Fund	97,394,375	—	50,799,179	—
Global Growth and Income Fund	39,679,501	—	—	—
Convertible Fund	56,524,060	213,577,422	88,153,788	130,552,557
Total Return Bond Fund	5,946,236	789,760	6,253,408	1,364,565
High Income Fund	14,840,208	3,613,655	18,466,898	—
Market Neutral Income Fund	29,941,702	—	37,009,221	—

As of October 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$836,307	$274,716	$—	$2,791,467
Undistributed capital gains	436,452,986	—	—	—	—

Total undistributed earnings	436,452,986	836,307	274,716	—	2,791,467
Accumulated capital and other losses	—	(1,359,857)	(10,563,593)	(111,317)	(47,803,936)
Net unrealized gain/(losses)	1,227,417,429	1,262,470	10,254,657	1,375,458	72,040,536

Total accumulated earnings/(losses)	1,663,870,415	738,920	(34,220)	1,264,141	27,028,067
Other	727,035	(63,561)	(32,882)	(67,968)	(83,886)
Paid-in capital	4,727,075,788	53,032,494	58,440,869	33,581,936	935,213,372

	$6,391,673,238	$53,707,853	$58,373,767	$34,778,109	$962,157,553

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
Undistributed ordinary income	$417,295	$996,824	$17,253,063	$9,388,895	$—
Undistributed capital gains	—	—	107,460,840	29,534,155	122,075,792

Total undistributed earnings	417,295	996,824	124,713,903	38,923,050	122,075,792
Accumulated capital and other losses	(6,680,965)	(11,461,198)	—	—	—
Net unrealized gain/(losses)	23,598,915	28,961,102	538,274,532	117,939,085	83,308,486

Total accumulated earnings/(losses)	17,335,245	18,496,728	662,988,435	156,862,135	205,384,278
Other	(80,936)	161,594	(13,308)	(5,642,574)	(1,780,289)
Paid-in capital	321,713,346	347,927,705	3,597,505,129	1,395,572,863	1,330,180,497

	$338,967,655	$366,586,027	$4,260,480,256	$1,546,792,424	$1,533,784,486

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Notes to Financial Statements

	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income	$1,245,581	$1,354,043	$5,145,592
Undistributed capital gains	620,757	3,971,662	—

Total undistributed earnings	1,866,338	5,325,705	5,145,592
Accumulated capital and other losses	—	—	(39,055,896)
Net unrealized gain/(losses)	12,112,028	10,074,013	51,100,491

Total accumulated earnings/(losses)	13,978,366	15,399,718	17,190,187
Other	(390,381)	(73,390)	(14,519,402)
Paid-in capital	222,234,839	282,731,935	2,478,996,947

	$235,822,824	$298,058,263	$2,481,667,732

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2012, the Funds had pre-Act capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Value Fund	$—	$(1,359,857)	$—
Blue Chip Fund	(9,348,298)	(1,215,295)	—
Discovery Growth Fund	—	—	(111,317)
International Growth Fund	(47,803,936)	—	—
Global Equity Fund	(3,358,510)	(1,960,075)	—
Market Neutral Income Fund	(6,964,603)	(32,091,293)	—

In addition, the funds below had post-Act capital losses as follows:

FUND	Short-Term	Long-Term
Evolving World Growth Fund	$(6,680,965)	$—
Global Equity Fund	(6,142,613)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Funds engaged in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

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things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2012, the Funds had outstanding forward foreign currency contracts as listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of October 31, 2012, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year ended October 31, 2012, the Funds had the following transactions in options written:

	GROWTH FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	—	$—	—	$—
Options written	17,200	19,869,143	200	20,777
Options closed	(12,900)	(18,095,281)	—	—
Options exercised	—	—	—	—
Options expired	—	—	(200)	(20,777)

Options outstanding at October 31, 2012	4,300	$1,773,862	—	$—

	BLUE CHIP FUND		GLOBAL EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	—	$—	—	$—
Options written	100	140,261	260	339,711
Options closed	(100)	(140,261)	(260)	(339,711)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2012	—	$—	—	$—

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	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011	59,500	$12,790,925	—	$—
Options written	35,170	16,945,568	22,120	4,083,901
Options closed	(80,650)	(24,633,338)	(6,000)	(539,790)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2012	14,020	$5,103,155	16,120	$3,544,111

			MARKET NEUTRAL INCOME FUND
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2011			22,380	$26,271,461
Options written			83,000	110,956,031
Options closed			(75,214)	(109,587,236)
Options exercised			(486)	(221,953)
Options expired			(3,300)	(331,649)

Options outstanding at October 31, 2012			26,380	$27,086,654

As of October 31, 2012, the Funds had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTION PURCHASED[2] FAIR VALUE	OPTIONS WRITTEN[3] FAIR VALUE
Growth Fund	$—	$425,750	$—
Blue Chip Fund	1,801	—	—
Discovery Growth Fund	—	303,400	—
Global Equity Fund	287,424	—	—
Growth and Income Fund	41,644	22,003,700	—
Global Growth and Income Fund	1,849,352	3,286,150	—
Convertible Fund	235,348	28,494,646	—
Market Neutral Income Fund	—	19,017,900	—

	LIABILITY DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTION PURCHASED[2] FAIR VALUE	OPTIONS WRITTEN[3] FAIR VALUE
Growth Fund	$1,583,872	$—	$419,250
Blue Chip Fund	28,580	—	—
Global Equity Fund	488,549	—	—
Growth and Income Fund	568,874	—	2,702,050
Global Growth and Income Fund	1,908,316	—	—
Convertible Fund	242,518	—	2,313,550
Market Neutral Income Fund	—	—	18,676,890

(1)	Generally, the balance sheet location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the balance sheet location for Options purchased is Investment in securities.

(3)	Generally, the balance sheet location for Options written is Options written.

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Notes to Financial Statements

For the twelve months ended October 31, 2012, the volume of derivative activity for the Funds is reflected below*

	DERIVATIVE TYPE
	FORWARD CONTRACTS	OPTION PURCHASED	OPTIONS WRITTEN
Growth Fund	2,717,051,937	35,400	17,200
Value Fund	21,433,428	13,750	200
Blue Chip Fund	36,673,041	258	100
Discovery Growth Fund	—	4,100	—
Evolving World Growth Fund	—	172	—
Global Equity Fund	448,909,456	758	260
Growth and Income Fund	1,008,779,036	128,990	35,170
Global Growth and Income Fund	2,853,395,696	3,180	—
Convertible Fund	689,818,854	69,325	22,120
Market Neutral Income Fund	—	105,775	83,000

*Activity	during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 7 – Synthetic Convertible Securities

A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

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Notes to Financial Statements

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks	$6,121,391,929	$212,611,197	$—	$6,334,003,126
Purchased Options	425,750			425,750
Short Term Investment	41,282,498			41,282,498

Total	$6,163,100,177	$212,611,197	$—	$6,375,711,374

Liabilities:
Written Options	$419,250	$—	$—	$419,250
Forward Foreign Currency Contracts		1,583,872		1,583,872

Total	$419,250	$1,583,872	$—	$2,003,122

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$49,690,241	$1,157,835	$—	$50,848,076
Short Term Investment	1,409,132			1,409,132

Total	$51,099,373	$1,157,835	$—	$52,257,208

	BLUE CHIP FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$54,769,543	$2,421,051	$—	$57,190,594
Short Term Investment	945,154			945,154
Forward Foreign Currency Contracts		1,801		1,801

Total	$55,714,697	$2,422,852	$—	$58,137,549

Liabilities:
Forward Foreign Currency Contracts	$—	$28,580	$—	$28,580

Total	$—	$28,580	$—	$28,580

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$32,794,033	$—	$—	$32,794,033
Purchased Options	303,400			303,400
Short Term Investment	1,643,658			1,643,658

Total	$34,741,091	$—	$—	$34,741,091

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$260,104,562	$661,045,371	$—	$921,149,933
Short Term Investment	34,928,697			34,928,697

Total	$295,033,259	$661,045,371	$—	$956,078,630

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Notes to Financial Statements

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$68,244,992	$—	$68,244,992
Convertible Preferred Stocks	1,617,200			1,617,200
Common Stocks	108,462,914	146,745,038		255,207,952
Short Term Investment	15,907,165			15,907,165

Total	$125,987,279	$214,990,030	$—	$340,977,309

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments, at Value:
Common Stocks	$1,852,256	$—	$—	$1,852,256

Total	$1,852,256	$—	$—	$1,852,256

* Transfer from Level 2 to Level 1 was due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$219,492,729	$131,767,649	$—	$351,260,378
Short Term Investment	22,241,626			22,241,626
Forward Foreign Currency Contracts		287,424		287,424

Total	$241,734,355	$132,055,073	$—	$373,789,428

Liabilities:
Forward Foreign Currency Contracts	$—	$488,549	$—	$488,549

Total	$—	$488,549	$—	$488,549

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,379,591,077	$—	$1,379,591,077
Synthetic Convertible Securities (Corporate Bonds)		228,228,237		228,228,237
Synthetic Convertible Securities (Sovereign Bonds)		428,555,489		428,555,489
Synthetic Convertible Securities (Purchased Options)	5,327,700			5,327,700
Convertible Preferred Stocks	157,170,263	67,973,137		225,143,400
Common Stocks	1,834,762,707	57,713,585		1,892,476,292
Purchased Options	16,676,000			16,676,000
Short Term Investment	65,702,488			65,702,488
Forward Foreign Currency Contracts		41,644		41,644

Total	$2,079,639,158	$2,162,103,169	$—	$4,241,742,327

Liabilities:
Written Options	$2,702,050	$—	$—	$2,702,050
Forward Foreign Currency Contracts		568,874		568,874

Total	$2,702,050	$568,874	$—	$3,270,924

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	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Convertible Bonds	$—	$543,900,522	$—	$543,900,522
Synthetic Convertible Securities (Corporate Bonds)		52,423,536		52,423,536
Synthetic Convertible Securities (Sovereign Bonds)		175,422,318		175,422,318
Synthetic Convertible Securities (Purchased Options)	3,286,150			3,286,150
Convertible Preferred Stocks	7,883,850	38,290,606		46,174,456
Common Stocks	348,784,594	361,144,409		709,929,003
Short Term Investment	14,788,408			14,788,408
Forward Foreign Currency Contracts		1,849,352		1,849,352

Total	$374,743,002	$1,173,030,743	$—	$1,547,773,745

Liabilities:
Forward Foreign Currency Contracts	$—	$1,908,316	$—	$1,908,316

Total	$—	$1,908,316	$—	$1,908,316

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$892,549,033	$—	$892,549,033
Synthetic Convertible Securities (Corporate Bonds)		33,444,748		33,444,748
Synthetic Convertible Securities (Sovereign Bonds)		155,201,261		155,201,261
Synthetic Convertible Securities (Purchased Options)	22,949,771			22,949,771
Convertible Preferred Stocks	67,714,619	75,309,828		143,024,447
Common Stocks	225,510,425	22,124,403		247,634,828
Purchased Options	5,544,875			5,544,875
Short Term Investment	35,008,309			35,008,309
Forward Foreign Currency Contracts		235,348		235,348

Total	$356,727,999	$1,178,864,621	$—	$1,535,592,620

Liabilities:
Written Options	$2,313,550	$—	$—	$2,313,550
Forward Foreign Currency Contracts		242,518		242,518

Total	$2,313,550	$242,518	$—	$2,556,068

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$153,791,746	$—	$153,791,746
Convertible Bonds		1,094,375		1,094,375
Sovereign Bonds		45,845,500		45,845,500
U.S. Government and Agency Securities		26,125,299		26,125,299
Residential Mortgage Backed Securities		7,192,702		7,192,702
Short Term Investment	270,931			270,931

Total	$270,931	$234,049,622	$—	$234,320,553

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	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Corporate Bonds	$—	$273,352,280	$—	$273,352,280
Convertible Bonds		267,472		267,472
Sovereign Bonds		4,038,028		4,038,028
Convertible Preferred Stocks	982,190	6,271,572		7,253,762
Short Term Investment	11,071,124			11,071,124

Total	$12,053,314	$283,929,352	$—	$295,982,666

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$680,367,107	$—	$680,367,107
Synthetic Convertible Securities (Corporate Bonds)		266,778,861		266,778,861
Synthetic Convertible Securities (Sovereign Bonds)		238,080,664		238,080,664
Synthetic Convertible Securities (Purchased Options)	6,961,900			6,961,900
Common Stocks	1,169,698,753			1,169,698,753
Purchased Options	12,056,000			12,056,000
Short Term Investment	77,848,748			77,848,748

Total	$1,266,565,401	$1,185,226,632	$—	$2,451,792,033

Liabilities:
Common Stocks Sold Short	$284,551,956	$—	$—	$284,551,956
Written Options	18,676,890			18,676,890

Total	$303,228,846	$—	$—	$303,228,846

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Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2012
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,505,496	$536,106,065	1,614,207	$19,571,310	1,824,153	$24,189,889	1,026,286	$12,703,946
Shares issued as reinvestment of distributions	3,461,089	160,594,515	—	—	—	—	—	—
Less shares redeemed	(31,910,904)	(1,619,007,303)	(534,682)	(6,210,081)	(1,950,433)	(26,139,424)	(1,166,091)	(14,464,424)

Net increase (decrease)	(17,944,319)	$(922,306,723)	1,079,525	$13,361,229	(126,280)	$(1,949,535)	(139,805)	$(1,760,478)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	39,046	$1,860,390	7,339	$77,704	25,962	$322,461	5,436	$65,795
Shares issued as reinvestment of distributions	252,072	11,534,817	—	—	—	—	—	—
Less shares redeemed	(3,444,150)	(172,863,101)	(121,116)	(1,304,967)	(137,293)	(1,674,526)	(12,085)	(145,283)

Net increase (decrease)	(3,153,032)	$(159,467,894)	(113,777)	$(1,227,263)	(111,331)	$(1,352,065)	(6,649)	$(79,488)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,609,590	$72,213,342	45,158	$479,648	102,668	$1,232,774	124,386	$1,488,155
Shares issued as reinvestment of distributions	1,249,989	52,124,549	—	—	—	—	—	—
Less shares redeemed	(7,172,450)	(326,005,316)	(90,299)	(971,280)	(214,474)	(2,632,941)	(140,534)	(1,653,651)

Net increase (decrease)	(4,312,871)	$(201,667,425)	(45,141)	$(491,632)	(111,806)	$(1,400,167)	(16,148)	$(165,496)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,646,873	$536,691,413	234,109	$2,873,701	54,048	$706,266	144,518	$1,723,197
Shares issued as reinvestment of distributions	1,131,951	57,571,037	—	—	—	—	—	—
Less shares redeemed	(9,150,156)	(506,817,860)	(434,411)	(5,110,108)	(144,853)	(1,928,116)	(61,618)	(738,547)

Net increase (decrease)	1,628,668	$87,444,590	(200,302)	$(2,236,407)	(90,805)	$(1,221,850)	82,900	$984,650

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	180,292	$9,115,937	—	$—	4,845	$64,219	99,835	$1,220,500
Shares issued as reinvestment of distributions	11,656	533,852	—	—	—	—	—	—
Less shares redeemed	(127,174)	(6,357,645)	—	—	(6)	(78)	(100,000)	(1,220,500)

Net increase (decrease)	64,774	$3,292,144	—	$—	4,839	$64,141	(165)	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

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	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,839,314	$330,824,530	7,620,647	$96,714,741	10,430,802	$133,580,273	11,969,866	$385,671,825
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,194,455	38,239,507
Less shares redeemed	(7,857,038)	(130,638,683)	(5,176,075)	(65,500,409)	(5,959,616)	(77,031,653)	(15,486,100)	(500,117,210)

Net increase (decrease)	11,982,276	$200,185,847	2,444,572	$31,214,332	4,471,186	$56,548,620	(2,321,779)	$(76,205,878)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	10,240	$164,697	4,589	$57,209	32,925	$401,096	48,217	$1,750,016
Shares issued as reinvestment of distributions	—	—	—	—	—	—	29,365	1,062,145
Less shares redeemed	(291,874)	(4,647,688)	(25,077)	(306,796)	(52,544)	(638,753)	(2,662,878)	(98,273,664)

Net increase (decrease)	(281,634)	$(4,482,991)	(20,488)	$(249,587)	(19,619)	$(237,657)	(2,585,296)	$(95,461,503)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,438,948	$22,952,276	1,325,152	$16,534,845	1,526,421	$18,726,273	2,900,544	$92,829,831
Shares issued as reinvestment of distributions	—	—	—	—	—	—	405,454	13,007,195
Less shares redeemed	(855,098)	(13,467,356)	(336,606)	(4,120,600)	(350,362)	(4,245,525)	(6,706,848)	(217,623,204)

Net increase (decrease)	583,850	$9,484,920	988,546	$12,414,245	1,176,059	$14,480,748	(3,400,850)	$(111,786,178)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,663,962	$298,680,890	9,650,910	$123,049,925	14,224,507	$180,301,786	10,305,880	$324,868,298
Shares issued as reinvestment of distributions	—	—	5,596	67,606	—	—	577,286	18,084,699
Less shares redeemed	(7,623,930)	(129,698,251)	(3,181,855)	(40,171,605)	(2,617,770)	(33,574,169)	(9,468,738)	(299,903,926)

Net increase (decrease)	10,040,032	$168,982,639	6,474,651	$82,945,926	11,606,737	$146,727,617	1,414,428	$43,049,071

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	629,808	$10,394,017	121,288	$1,515,936	381,541	$4,808,402	372,524	$11,924,841
Shares issued as reinvestment of distributions	—	—	—	—	—	—	9,344	298,328
Less shares redeemed	(152,172)	(2,480,796)	(101,942)	(1,268,742)	(157,851)	(1,939,406)	(180,708)	(5,830,145)

Net increase (decrease)	477,636	$7,913,221	19,346	$247,194	223,690	$2,868,996	201,160	$6,393,024

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

calamos.com	129

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,676,073	$50,328,371	1,073,871	$18,893,724	4,806,703	$53,045,894	10,720,162	$104,172,343
Shares issued as reinvestment of distributions	599,749	6,448,673	5,004,285	85,735,396	327,974	3,606,008	1,294,883	12,565,688
Less shares redeemed	(11,948,284)	(128,788,943)	(35,199,945)	(626,466,657)	(3,120,800)	(34,524,972)	(9,171,270)	(88,585,514)

Net increase (decrease)	(6,672,462)	$(72,011,899)	(29,121,789)	$(521,837,537)	2,013,877	$22,126,930	2,843,775	$28,152,517

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	30,208	$326,329	16,248	$336,236	149,324	$1,650,230	91,332	$933,602
Shares issued as reinvestment of distributions	20,274	223,707	40,979	845,807	19,465	213,491	33,210	336,058
Less shares redeemed	(1,369,061)	(14,951,390)	(328,432)	(7,087,546)	(626,291)	(6,916,304)	(516,080)	(5,229,875)

Net increase (decrease)	(1,318,579)	$(14,401,354)	(271,205)	$(5,905,503)	(457,502)	$(5,052,583)	(391,538)	$(3,960,215)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,483,744	$14,991,375	684,833	$11,697,985	1,160,218	$12,803,118	913,283	$9,202,045
Shares issued as reinvestment of distributions	248,159	2,553,416	1,756,623	29,909,980	71,364	782,679	166,088	1,668,719
Less shares redeemed	(6,647,293)	(67,471,674)	(10,731,968)	(189,705,588)	(1,666,163)	(18,395,787)	(852,991)	(8,611,697)

Net increase (decrease)	(4,915,390)	$(49,926,883)	(8,290,512)	$(148,097,623)	(434,581)	$(4,809,990)	226,380	$2,259,067

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	16,897,305	$184,516,172	8,367,782	$139,103,591	314,815	$3,473,712	1,955,782	$19,059,577
Shares issued as reinvestment of distributions	2,098,852	22,816,153	3,101,693	49,556,014	121,322	1,333,425	160,741	1,560,084
Less shares redeemed	(19,031,731)	(210,078,482)	(24,612,366)	(411,659,408)	(276,566)	(3,053,602)	(977,485)	(9,538,898)

Net increase (decrease)	(35,574)	$(2,746,157)	(13,142,891)	$(222,999,803)	159,571	$1,753,535	1,139,038	$11,080,763

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	243,891	$2,584,001	36,133	$641,490	15,774	$174,740	12,558	$122,544
Shares issued as reinvestment of distributions	2,639	28,294	17,316	295,589	4,254	46,750	890	8,632
Less shares redeemed	(111,259)	(1,181,547)	(84,097)	(1,489,384)	(9,597)	(106,063)	(3,934)	(38,077)

Net increase (decrease)	135,271	$1,430,748	(30,648)	$(552,305)	10,431	$115,427	9,514	$93,099

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	29,456,435	$366,459,302
Shares issued as reinvestment of distributions	1,153,106	14,280,789
Less shares redeemed	(45,425,854)	(563,896,626)

Net increase (decrease)	(14,816,313)	$(183,156,535)

Class B	Shares	Dollars
Shares sold*	12,949	$169,829
Shares issued as reinvestment of distributions	3,301	42,709
Less shares redeemed	(471,643)	(6,194,208)

Net increase (decrease)	(455,393)	$(5,981,670)

Class C	Shares	Dollars
Shares sold	918,605	$11,607,206
Shares issued as reinvestment of distributions	78,835	986,559
Less shares redeemed	(4,598,131)	(58,049,887)

Net increase (decrease)	(3,600,691)	$(45,456,122)

Class I	Shares	Dollars
Shares sold	45,989,733	$565,940,867
Shares issued as reinvestment of distributions	863,801	10,625,548
Less shares redeemed	(25,560,043)	(315,592,232)

Net increase (decrease)	21,293,491	$260,974,183

Class R	Shares	Dollars
Shares sold	254,780	$3,154,609
Shares issued as reinvestment of distributions	2,643	32,761
Less shares redeemed	(104,009)	(1,295,766)

Net increase (decrease)	153,414	$1,891,604

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

calamos.com	131

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2011
	GROWTH FUND		VALUE FUND		BLUE CHIP FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,644,155	$998,946,026	140,907	$1,603,273	878,672	$11,254,473	1,655,363	$22,202,512
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,416	17,960
Less shares redeemed	(31,732,735)	(1,687,461,706)	(874,375)	(10,216,967)	(1,099,058)	(14,030,088)	(959,049)	(12,499,298)

Net increase (decrease)	(13,088,580)	$(688,515,680)	(733,468)	$(8,613,694)	(220,386)	$(2,775,615)	697,730	$9,721,174

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	62,628	$3,310,996	9,071	$98,403	19,509	$238,564	29,459	$401,260
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(3,798,520)	(201,132,338)	(166,097)	(1,765,835)	(138,381)	(1,691,428)	(7,814)	(99,263)

Net increase (decrease)	(3,735,892)	$(197,821,342)	(157,026)	$(1,667,432)	(118,872)	$(1,452,864)	21,645	$301,997

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,139,676	$105,010,774	27,551	$294,895	119,980	$1,452,352	96,147	$1,263,926
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(7,637,141)	(370,178,487)	(220,246)	(2,381,009)	(186,817)	(2,256,309)	(17,713)	(225,189)

Net increase (decrease)	(5,497,465)	$(265,167,713)	(192,695)	$(2,086,114)	(66,837)	$(803,957)	78,434	$1,038,737

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,641,591	$556,573,593	52,897	$617,133	97,274	$1,236,549	698,776	$9,481,749
Shares issued as reinvestment of distributions	—	—	—	—	—	—	473	6,005
Less shares redeemed	(5,372,590)	(309,270,842)	(621,724)	(7,288,141)	(83,115)	(1,044,346)	(276,215)	(3,683,795)

Net increase (decrease)	4,269,001	$247,302,751	(568,827)	$(6,671,008)	14,159	$192,203	423,034	$5,803,959

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	150,566	$8,017,686	—	$—	41	$485	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(78,463)	(4,132,316)	—	—	(27)	(314)	—	—

Net increase (decrease)	72,103	$3,885,370	—	$—	14	$171	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,892,494	$166,842,873	7,903,337	$101,678,888	5,198,374	$64,610,914	21,287,332	$682,851,158
Shares issued as reinvestment of distributions	—	—	12,433	160,644	—	—	753,248	23,181,141
Less shares redeemed	(4,104,510)	(68,328,532)	(3,164,678)	(40,401,648)	(3,633,534)	(44,586,614)	(15,840,019)	(503,405,743)

Net increase (decrease)	5,787,984	$98,514,341	4,751,092	$61,437,884	1,564,840	$20,024,300	6,200,561	$202,626,556

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	46,738	$752,123	14,030	$179,076	41,783	$505,632	115,696	$4,190,833
Shares issued as reinvestment of distributions	—	—	—	—	—	—	36,771	1,291,592
Less shares redeemed	(295,362)	(4,768,692)	(14,350)	(187,576)	(52,243)	(628,093)	(3,943,401)	(143,451,510)

Net increase (decrease)	(248,624)	$(4,016,569)	(320)	$(8,500)	(10,460)	$(122,461)	(3,790,934)	$(137,969,085)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,008,370	$16,344,023	524,359	$6,800,890	437,587	$5,296,282	5,841,148	$188,007,942
Shares issued as reinvestment of distributions	—	—	— **	3	—	—	253,431	7,841,179
Less shares redeemed	(825,535)	(13,299,071)	(82,437)	(1,060,141)	(150,499)	(1,758,021)	(6,984,380)	(223,219,866)

Net increase (decrease)	182,835	$3,044,952	441,922	$5,740,752	287,088	$3,538,261	(889,801)	$(27,370,745)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	11,608,419	$196,374,015	9,125,841	$122,077,563	4,665,735	$58,299,980	14,554,192	$455,935,129
Shares issued as reinvestment of distributions	—	—	18,136	235,045	—	—	329,400	9,904,933
Less shares redeemed	(4,037,948)	(67,040,950)	(6,271,063)	(82,665,264)	(522,607)	(6,462,566)	(10,797,036)	(337,528,288)

Net increase (decrease)	7,570,471	$129,333,065	2,872,914	$39,647,344	4,143,128	$51,837,414	4,086,556	$128,311,774

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	200,476	$3,180,522	1,924	$24,313	38,560	$485,325	359,294	$11,534,518
Shares issued as reinvestment of distributions	—	—	—	—	—	—	3,724	113,853
Less shares redeemed	(49,398)	(798,350)	(644)	(7,898)	(5,697)	(70,368)	(221,019)	(7,053,717)

Net increase (decrease)	151,078	$2,382,172	1,280	$16,415	32,863	$414,957	141,999	$4,594,654

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

**	Amount is less than 1 share.

calamos.com	133

Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,669,755	$147,978,344	12,825,865	$254,836,038	4,587,031	$51,087,821	8,350,150	$81,901,944
Shares issued as reinvestment of distributions	—	—	3,355,055	65,257,533	317,545	3,493,022	1,130,945	11,154,362
Less shares redeemed	(10,310,071)	(111,590,193)	(39,224,271)	(773,242,771)	(4,806,176)	(53,349,837)	(11,850,125)	(116,501,048)

Net increase (decrease)	3,359,684	$36,388,151	(23,043,351)	$(453,149,200)	98,400	$1,231,006	(2,369,030)	$(23,444,742)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	128,783	$1,415,644	22,839	$532,013	329,560	$3,666,077	108,332	$1,117,673
Shares issued as reinvestment of distributions	—	—	42,214	975,630	30,890	338,548	49,197	505,228
Less shares redeemed	(1,491,580)	(16,301,624)	(1,550,596)	(36,928,052)	(992,157)	(10,958,545)	(867,046)	(8,938,554)

Net increase (decrease)	(1,362,797)	$(14,885,980)	(1,485,543)	$(35,420,409)	(631,707)	$(6,953,920)	(709,517)	$(7,315,653)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,945,225	$61,163,406	1,137,764	$22,326,523	1,837,182	$20,476,423	628,707	$6,400,888
Shares issued as reinvestment of distributions	—	—	897,862	17,382,615	71,543	784,343	152,350	1,551,087
Less shares redeemed	(6,689,654)	(68,451,953)	(7,704,360)	(150,790,428)	(2,067,503)	(22,830,672)	(1,487,597)	(15,196,399)

Net increase (decrease)	(744,429)	$(7,288,547)	(5,668,734)	$(111,081,290)	(158,778)	$(1,569,906)	(706,540)	$(7,244,424)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	30,071,139	$329,200,802	26,312,319	$490,915,951	175,234	$1,955,719	832,741	$8,217,710
Shares issued as reinvestment of distributions	—	—	1,630,911	29,785,868	142,281	1,564,429	190,434	1,882,953
Less shares redeemed	(14,780,096)	(162,663,087)	(33,878,336)	(627,322,643)	(731,102)	(8,017,064)	(3,280,248)	(32,127,192)

Net increase (decrease)	15,291,043	$166,537,715	(5,935,106)	$(106,620,824)	(413,587)	$(4,496,916)	(2,257,073)	$(22,026,529)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	90,745	$971,053	105,919	$2,081,654	20,576	$227,667	5,594	$55,006
Shares issued as reinvestment of distributions	—	—	6,590	127,822	4,090	45,005	780	7,663
Less shares redeemed	(72,762)	(783,257)	(44,606)	(880,412)	(1,281)	(14,009)	(3,089)	(30,791)

Net increase (decrease)	17,983	$187,796	67,903	$1,329,064	23,385	$258,663	3,285	$31,878

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	52,377,397	$631,584,348
Shares issued as reinvestment of distributions	1,724,623	20,509,729
Less shares redeemed	(49,274,289)	(593,526,394)

Net increase (decrease)	4,827,731	$58,567,683

Class B	Shares	Dollars
Shares sold*	35,030	$442,806
Shares issued as reinvestment of distributions	9,194	115,138
Less shares redeemed	(646,149)	(8,207,226)

Net increase (decrease)	(601,925)	$(7,649,282)

Class C	Shares	Dollars
Shares sold	2,380,180	$29,037,039
Shares issued as reinvestment of distributions	171,412	2,070,890
Less shares redeemed	(7,390,392)	(90,422,341)

Net increase (decrease)	(4,838,800)	$(59,314,412)

Class I	Shares	Dollars
Shares sold	42,896,384	$511,981,871
Shares issued as reinvestment of distributions	757,010	8,906,726
Less shares redeemed	(26,280,690)	(313,263,165)

Net increase (decrease)	17,372,704	$207,625,432

Class R	Shares	Dollars
Shares sold	135,727	$1,633,219
Shares issued as reinvestment of distributions	2,577	30,565
Less shares redeemed	(78,408)	(946,927)

Net increase (decrease)	59,896	$716,857

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

calamos.com	135

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$51.06	$49.18		$40.60		$32.20		$70.29

Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.32)		(0.16)		(0.14)		(0.24)

Net realized and unrealized gain (loss)	1.21	2.20		8.74		8.54		(30.29)

Total from investment operations	0.99	1.88		8.58		8.40		(30.53)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	(2.15)	—		—		—		(7.56)

Total distributions	(2.15)	—		—		—		(7.56)

Net asset value, end of period	$49.90	$51.06		$49.18		$40.60		$32.20

Ratios and supplemental data:
Total return(b)	2.26%	3.82%		21.13%		26.09%		(48.11% )

Net assets, end of period (000)	$3,241,595	$4,232,942		$4,721,389		$5,017,458		$5,052,016

Ratio of net expenses to average net assets	1.29%	1.26%		1.27%		1.32%		1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.29%	1.26%		1.27%		1.33%		1.22%

Ratio of net investment income (loss) to average net assets	(0.44% )	(0.60%	)	(0.37%	)	(0.44%	)	(0.46% )

	Year Ended October 31,
	2012	2011		2010		2009		2008
Portfolio turnover rate	57.0%	84.7%		52.7%		52.3%		73.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$50.44	$48.96		$40.72		$32.53		$71.41

Income from investment operations:
Net investment income (loss)(a)	(0.59)	(0.71)		(0.50)		(0.39)		(0.63)

Net realized and unrealized gain (loss)	1.20	2.19		8.74		8.58		(30.69)

Total from investment operations	0.61	1.48		8.24		8.19		(31.32)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	(2.15)	—		—		—		(7.56)

Total distributions	(2.15)	—		—		—		(7.56)

Net asset value, end of period	$48.90	$50.44		$48.96		$40.72		$32.53

Ratios and supplemental data:
Total return(b)	1.50%	3.02%		20.24%		25.18%		(48.50% )

Net assets, end of period (000)	$171,357	$335,792		$508,828		$593,604		$609,200

Ratio of net expenses to average net assets	2.03%	2.01%		2.02%		2.07%		1.96%

Ratio of gross expenses to average net assets prior to expense reductions	2.03%	2.01%		2.02%		2.08%		1.97%

Ratio of net investment income (loss) to average net assets	(1.18% )	(1.34%	)	(1.12%	)	(1.19%	)	(1.21% )

	CLASS C
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$46.16	$44.80		$37.26		$29.77		$66.05

Income from investment operations:
Net investment income (loss)(a)	(0.54)	(0.66)		(0.45)		(0.36)		(0.58)

Net realized and unrealized gain (loss)	1.09	2.02		7.99		7.85		(28.14)

Total from investment operations	0.55	1.36		7.54		7.49		(28.72)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	(2.15)	—		—		—		(7.56)

Total distributions	(2.15)	—		—		—		(7.56)

Net asset value, end of period	$44.56	$46.16		$44.80		$37.26		$29.77

Ratios and supplemental data:
Total return(b)	1.51%	3.04%		20.24%		25.16%		(48.50% )

Net assets, end of period (000)	$1,272,104	$1,517,047		$1,718,714		$1,720,775		$1,732,305

Ratio of net expenses to average net assets	2.04%	2.01%		2.02%		2.07%		1.96%

Ratio of gross expenses to average net assets prior to expense reductions	2.04%	2.01%		2.02%		2.08%		1.97%

Ratio of net investment income (loss) to average net assets	(1.19% )	(1.35%	)	(1.12%	)	(1.19%	)	(1.21% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	137

Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$55.72	$53.54		$44.09		$34.88		$75.28

Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.21)		(0.05)		(0.07)		(0.11)

Net realized and unrealized gain (loss)	1.34	2.39		9.50		9.28		(32.73)

Total from investment operations	1.24	2.18		9.45		9.21		(32.84)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	(2.15)	—		—		—		(7.56)

Total distributions	(2.15)	—		—		—		(7.56)

Net asset value, end of period	$54.81	$55.72		$53.54		$44.09		$34.88

Ratios and supplemental data:
Total return(b)	2.53%	4.07%		21.43%		26.40%		(47.97% )

Net assets, end of period (000)	$1,690,739	$1,628,191		$1,335,967		$652,733		$468,906

Ratio of net expenses to average net assets	1.04%	1.01%		1.02%		1.07%		0.96%

Ratio of gross expenses to average net assets prior to expense reductions	1.04%	1.01%		1.02%		1.07%		0.97%

Ratio of net investment income (loss) to average net assets	(0.19% )	(0.37%	)	(0.11%	)	(0.20%	)	(0.21% )

	CLASS R
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$50.44	$48.71		$40.31		$32.05		$70.16

Income from investment operations:
Net investment income (loss)(a)	(0.34)	(0.46)		(0.27)		(0.25)		(0.35)

Net realized and unrealized gain (loss)	1.20	2.19		8.67		8.51		(30.20)

Total from investment operations	0.86	1.73		8.40		8.26		(30.55)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	(2.15)	—		—		—		(7.56)

Total distributions	(2.15)	—		—		—		(7.56)

Net asset value, end of period	$49.15	$50.44		$48.71		$40.31		$32.05

Ratios and supplemental data:
Total return(b)	2.02%	3.55%		20.84%		25.77%		(48.24% )

Net assets, end of period (000)	$15,879	$13,030		$9,071		$3,872		$780

Ratio of net expenses to average net assets	1.54%	1.51%		1.52%		1.56%		1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.51%		1.52%		1.56%		1.47%

Ratio of net investment income (loss) to average net assets	(0.68% )	(0.88%	)	(0.62%	)	(0.73%	)	(0.71% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.25	$11.02	$10.57	$8.90	$14.68

Income from investment operations:
Net investment income (loss)(a)	0.10	0.01	(0.00)**	0.04	0.03

Net realized and unrealized gain (loss)	0.80	0.22	0.48	1.64	(4.83)

Total from investment operations	0.90	0.23	0.48	1.68	(4.80)

Distributions:
Dividends from net investment income	—	—	(0.03)	(0.01)	(0.08)

Dividends from net realized gains	—	—	—	—	(0.90)

Total distributions	—	—	(0.03)	(0.01)	(0.98)

Net asset value, end of period	$12.15	$11.25	$11.02	$10.57	$8.90

Ratios and supplemental data:
Total return(b)	8.00%	2.09%	4.52%	18.85%	(34.79% )

Net assets, end of period (000)	$38,992	$23,964	$31,556	$32,877	$45,372

Ratio of net expenses to average net assets	1.15%	1.52%	1.60%	1.59%	1.48%

Ratio of gross expenses to average net assets prior to expense reductions	1.72%	1.67%	1.60%	1.59%	1.49%

Ratio of net investment income (loss) to average net assets	0.84%	0.11%	0.03%	0.50%	0.24%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	204.9%	27.4%	37.7%	58.7%	61.0%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	139

Calamos Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$10.49	$10.35		$9.98		$8.46		$14.01

Income from investment operations:
Net investment income (loss)(a)	0.02	(0.07)		(0.07)		(0.02)		(0.06)

Net realized and unrealized gain (loss)	0.73	0.21		0.44		1.54		(4.59)

Total from investment operations	0.75	0.14		0.37		1.52		(4.65)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	—	—		—		—		(0.90)

Total distributions	—	—		—		—		(0.90)

Net asset value, end of period	$11.24	$10.49		$10.35		$9.98		$8.46

Ratios and supplemental data:
Total return(b)	7.15%	1.35%		3.71%		17.97%		(35.24% )

Net assets, end of period (000)	$1,195	$2,308		$3,903		$5,145		$5,377

Ratio of net expenses to average net assets	1.90%	2.29%		2.34%		2.34%		2.23%

Ratio of gross expenses to average net assets prior to expense reductions	2.47%	2.42%		2.34%		2.34%		2.24%

Ratio of net investment income (loss) to average net assets	0.20%	(0.63%	)	(0.70%	)	(0.29%	)	(0.51% )

	CLASS C
	Year Ended October 31,
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$10.48	$10.34		$9.97		$8.45		$14.00

Income from investment operations:
Net investment income (loss)(a)	0.02	(0.07)		(0.07)		(0.02)		(0.06)

Net realized and unrealized gain (loss)	0.73	0.21		0.44		1.54		(4.59)

Total from investment operations	0.75	0.14		0.37		1.52		(4.65)

Distributions:
Dividends from net investment income	—	—		—		—		—

Dividends from net realized gains	—	—		—		—		(0.90)

Total distributions	—	—		—		—		(0.90)

Net asset value, end of period	$11.23	$10.48		$10.34		$9.97		$8.45

Ratios and supplemental data:
Total return(b)	7.16%	1.35%		3.71%		17.99%		(35.27% )

Net assets, end of period (000)	$3,753	$3,974		$5,915		$6,946		$7,295

Ratio of net expenses to average net assets	1.90%	2.28%		2.35%		2.34%		2.23%

Ratio of gross expenses to average net assets prior to expense reductions	2.47%	2.42%		2.35%		2.34%		2.24%

Ratio of net investment income (loss) to average net assets	0.16%	(0.63%	)	(0.71%	)	(0.29%	)	(0.51% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$11.46	$11.20		$10.74	$9.05	$14.92

Income from investment operations:
Net investment income (loss)(a)	0.14	0.04		0.03	0.06	0.06

Net realized and unrealized gain (loss)	0.81	0.22		0.48	1.67	(4.91)

Total from investment operations	0.95	0.26		0.51	1.73	(4.85)

Distributions:
Dividends from net investment income	—	—		(0.05)	(0.04)	(0.12)

Dividends from net realized gains	—	—		—	—	(0.90)

Total distributions	—	—		(0.05)	(0.04)	(1.02)

Net asset value, end of period	$12.41	$11.46		$11.20	$10.74	$9.05

Ratios and supplemental data:
Total return(b)	8.29%	2.32%		4.79%	19.23%	(34.64% )

Net assets, end of period (000)	$9,671	$11,227		$17,340	$18,396	$17,711

Ratio of net expenses to average net assets	0.90%	1.27%		1.35%	1.34%	1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.42%		1.35%	1.34%	1.24%

Ratio of net investment income (loss) to average net assets	1.15%	0.37%		0.28%	0.69%	0.49%

	CLASS R
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$11.16	$10.96		$10.52	$8.87	$14.66

Income from investment operations:
Net investment income (loss)(a)	0.07	(0.01)		(0.02)	0.02	(0.00)**

Net realized and unrealized gain (loss)	0.79	0.21		0.46	1.63	(4.82)

Total from investment operations	0.86	0.20		0.44	1.65	(4.82)

Distributions:
Dividends from net investment income	—	—		(0.00)**	—	(0.07)

Dividends from net realized gains	—	—		—	—	(0.90)

Total distributions	—	—		—	—	(0.97)

Net asset value, end of period	$12.02	$11.16		$10.96	$10.52	$8.87

Ratios and supplemental data:
Total return(b)	7.71%	1.82%		4.21%	18.60%	(34.96% )

Net assets, end of period (000)	$98	$91		$89	$86	$72

Ratio of net expenses to average net assets	1.40%	1.76%		1.85%	1.83%	1.73%

Ratio of gross expenses to average net assets prior to expense reductions	1.97%	1.93%		1.85%	1.84%	1.74%

Ratio of net investment income (loss) to average net assets	0.65%	(0.10%	)	(0.23% )	0.18%	(0.01% )

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	141

Calamos Blue Chip Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.37	$11.93		$10.51	$8.91	$14.82

Income from investment operations:
Net investment income (loss)(a)	0.01	(0.03)		(0.02)	0.06	0.06

Net realized and unrealized gain (loss)	0.72	0.47		1.46	1.58	(5.05)

Total from investment operations	0.73	0.44		1.44	1.64	(4.99)

Distributions:
Dividends from net investment income	—	—		(0.02)	(0.04)	(0.03)

Dividends from net realized gains	—	—		—	—	(0.89)

Total distributions	—	—		(0.02)	(0.04)	(0.92)

Net asset value, end of period	$13.10	$12.37		$11.93	$10.51	$8.91

Ratios and supplemental data:
Total return(b)	5.90%	3.69%		13.72%	18.50%	(35.66% )

Net assets, end of period (000)	$22,389	$22,702		$24,518	$32,143	$67,229

Ratio of net expenses to average net assets	1.15%	1.44%		1.56%	1.54%	1.45%

Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.57%		1.56%	1.55%	1.46%

Ratio of net investment income (loss) to average net assets	0.06%	(0.28%	)	(0.18% )	0.72%	0.49%

	Year Ended October 31,
	2012	2011		2010	2009	2008
Portfolio turnover rate	47.9%	73.5%		49.4%	79.0%	39.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Blue Chip Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.78		$11.45		$10.14		$8.63		$14.44

Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.13)		(0.10)		(0.02)		(0.03)

Net realized and unrealized gain (loss)	0.69		0.46		1.41		1.53		(4.89)

Total from investment operations	0.61		0.33		1.31		1.51		(4.92)

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.89)

Total distributions	—		—		—		—		(0.89)

Net asset value, end of period	$12.39		$11.78		$11.45		$10.14		$8.63

Ratios and supplemental data:
Total return(b)	5.18%		2.88%		12.92%		17.50%		(36.08% )

Net assets, end of period (000)	$1,662		$2,893		$4,171		$5,087		$4,833

Ratio of net expenses to average net assets	1.90%		2.20%		2.31%		2.29%		2.20%

Ratio of gross expenses to average net assets prior to expense reductions	2.33%		2.32%		2.31%		2.29%		2.21%

Ratio of net investment income (loss) to average net assets	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )

	CLASS C
	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.79		$11.45		$10.15		$8.63		$14.45

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.12)		(0.10)		(0.02)		(0.03)

Net realized and unrealized gain (loss)	0.69		0.46		1.40		1.54		(4.90)

Total from investment operations	0.60		0.34		1.30		1.52		(4.93)

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.89)

Total distributions	—		—		—		—		(0.89)

Net asset value, end of period	$12.39		$11.79		$11.45		$10.15		$8.63

Ratios and supplemental data:
Total return(b)	5.09%		2.97%		12.81%		17.61%		(36.13% )

Net assets, end of period (000)	$9,287		$10,153		$10,628		$10,359		$8,489

Ratio of net expenses to average net assets	1.90%		2.19%		2.31%		2.29%		2.20%

Ratio of gross expenses to average net assets prior to expense reductions	2.33%		2.32%		2.31%		2.29%		2.21%

Ratio of net investment income (loss) to average net assets	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	143

Calamos Blue Chip Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.46		$11.98		$10.56	$8.97	$14.90

Income from investment operations:
Net investment income (loss)(a)	0.04		(0.00	)**	0.01	0.07	0.09

Net realized and unrealized gain (loss)	0.73		0.48		1.46	1.59	(5.06)

Total from investment operations	0.77		0.48		1.47	1.66	(4.97)

Distributions:
Dividends from net investment income	—		—		(0.05)	(0.07)	(0.07)

Dividends from net realized gains	—		—		—	—	(0.89)

Total distributions	—		—		(0.05)	(0.07)	(0.96)

Net asset value, end of period	$13.23		$12.46		$11.98	$10.56	$8.97

Ratios and supplemental data:
Total return(b)	6.18%		4.01%		13.97%	18.74%	(35.44% )

Net assets, end of period (000)	$24,863		$24,547		$23,441	$21,604	$22,337

Ratio of net expenses to average net assets	0.90%		1.18%		1.31%	1.29%	1.20%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%		1.32%		1.31%	1.29%	1.21%

Ratio of net investment income (loss) to average net assets	0.30%		(0.02%	)	0.08%	0.76%	0.74%

	CLASS R
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.28		$11.87		$10.47	$8.88	$14.79

Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.07)		(0.05)	0.02	0.03

Net realized and unrealized gain (loss)	0.72		0.48		1.45	1.60	(5.04)

Total from investment operations	0.69		0.41		1.40	1.62	(5.01)

Distributions:
Dividends from net investment income	—		—		—	(0.03)	(0.01)

Dividends from net realized gains	—		—		—	—	(0.89)

Total distributions	—		—		—	(0.03)	(0.90)

Net asset value, end of period	$12.97		$12.28		$11.87	$10.47	$8.88

Ratios and supplemental data:

Total return(b)	5.62%		3.45%		13.37%	18.28%	(35.82% )

Net assets, end of period (000)	$172		$103		$99	$88	$106

Ratio of net expenses to average net assets	1.40%		1.68%		1.81%	1.79%	1.70%

Ratio of gross expenses to average net assets prior to expense reductions	1.82%		1.82%		1.81%	1.80%	1.71%

Ratio of net investment income (loss) to average net assets	(0.21%	)	(0.52%	)	(0.43% )	0.28%	0.24%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,		June 1, 2010* through October 31,
	2012	2011	2010
Net asset value, beginning of period	$12.04	$11.64	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.13)	(0.14)	(0.04)

Net realized and unrealized gain (loss)	(0.09)	0.55	1.68

Total from investment operations	(0.22)	0.41	1.64

Distributions:
Dividends from net investment income	—	(0.01)	—

Dividends from net realized gains	—	—	—

Total distributions	—	(0.01)	—

Net asset value, end of period	$11.82	$12.04	$11.64

Ratios and supplemental data:

Total return(b)	(1.83% )	3.55%	16.40%

Net assets, end of period (000)	$21,384	$23,463	$14,557

Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.84%	2.63%	(c)

Ratio of net investment income (loss) to average net assets	(1.10% )	(1.08% )	(0.99%	)(c)

	Year Ended October 31,		June 1, 2010* through October 31,
	2012	2011	2010
Portfolio turnover rate	139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

calamos.com	145

Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,			June 1, 2010* through October 31,
	2012	2011		2010
Net asset value, beginning of period	$11.93	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.24)		(0.08)

Net realized and unrealized gain (loss)	(0.08)	0.57		1.68

Total from investment operations	(0.30)	0.33		1.60

Distributions:
Dividends from net investment income	—	—		—

Dividends from net realized gains	—	—		—

Total distributions	—	—		—

Net asset value, end of period	$11.63	$11.93		$11.60

Ratios and supplemental data:

Total return(b)	(2.51% )	2.84%		16.00%

Net assets, end of period (000)	$1,338	$1,451		$1,160

Ratio of net expenses to average net assets	2.25%	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.49%	2.61%		3.41%	(c)

Ratio of net investment income (loss) to average net assets	(1.84% )	(1.81%	)	(1.74%	)(c)

	CLASS C
	Year Ended October 31,			June 1, 2010* through October 31,
	2012	2011		2010
Net asset value, beginning of period	$11.93	$11.60		$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.22)	(0.24)		(0.08)

Net realized and unrealized gain (loss)	(0.07)	0.57		1.68

Total from investment operations	(0.29)	0.33		1.60

Distributions:
Dividends from net investment income	—	—		—

Dividends from net realized gains	—	—		—

Total distributions	—	—		—

Net asset value, end of period	$11.64	$11.93		$11.60

Ratios and supplemental data:

Total return(b)	(2.43% )	2.84%		16.00%

Net assets, end of period (000)	$2,274	$2,524		$1,545

Ratio of net expenses to average net assets	2.25%	2.25%		2.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.49%	2.59%		3.38%	(c)

Ratio of net investment income (loss) to average net assets	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,		June 1, 2010* through October 31,
	2012	2011	2010
Net asset value, beginning of period	$12.07	$11.65	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.12)	(0.03)

Net realized and unrealized gain (loss)	(0.08)	0.57	1.68

Total from investment operations	(0.18)	0.45	1.65

Distributions:
Dividends from net investment income	—	(0.03)	—

Dividends from net realized gains	—	—	—

Total distributions	—	(0.03)	—

Net asset value, end of period	$11.89	$12.07	$11.65

Ratios and supplemental data:
Total return(b)	(1.49% )	3.82%	16.50%

Net assets, end of period (000)	$8,608	$7,738	$2,540

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.54%	2.40%	(c)

Ratio of net investment income (loss) to average net assets	(0.83% )	(0.89% )	(0.74%	)(c)

	CLASS R
	Year Ended October 31,		June 1, 2010* through October 31,
	2012	2011	2010
Net asset value, beginning of period	$12.01	$11.63	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.16)	(0.17)	(0.05)

Net realized and unrealized gain (loss)	(0.08)	0.55	1.68

Total from investment operations	(0.24)	0.38	1.63

Distributions:
Dividends from net investment income	—	—	—

Dividends from net realized gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.77	$12.01	$11.63

Ratios and supplemental data:
Total return(b)	(2.00% )	3.27%	16.30%

Net assets, end of period (000)	$1,175	$1,201	$1,163

Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.99%	2.13%	2.91%	(c)

Ratio of net investment income (loss) to average net assets	(1.34% )	(1.29% )	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

calamos.com	147

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011		2010		2009	2008
Net asset value, beginning of period	$16.32	$15.46		$12.64		$8.90	$19.16

Income from investment operations:
Net investment income (loss)(a)	0.06	(0.04)		(0.04)		0.03	0.04

Net realized and unrealized gain (loss)	0.89	0.90		2.86		3.71	(9.61)

Total from investment operations	0.95	0.86		2.82		3.74	(9.57)

Distributions:
Dividends from net investment income	—	—		—		—	(0.08)

Dividends from net realized gains	—	—		—		—	(0.61)

Total distributions	—	—		—		—	(0.69)

Net asset value, end of period	$17.27	$16.32		$15.46		$12.64	$8.90

Ratios and supplemental data:
Total return(b)	5.82%	5.56%		22.31%		42.02%	(51.67% )

Net assets, end of period (000)	$459,516	$238,764		$136,723		$112,647	$130,686

Ratio of net expenses to average net assets	1.40%	1.49%		1.67%		1.62%	1.48%

Ratio of gross expenses to average net assets prior to expense reductions	1.59%	1.58%		1.67%		1.62%	1.48%

Ratio of net investment income (loss) to average net assets	0.36%	(0.21%	)	(0.26%	)	0.35%	0.25%

	Year Ended October 31,
	2012	2011		2010		2009	2008
Portfolio turnover rate	55.7%	59.6%		63.1%		86.9%	87.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

148	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$15.67		$14.96		$12.32		$8.74		$18.88

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.16)		(0.14)		(0.03)		(0.07)

Net realized and unrealized gain (loss)	0.85		0.87		2.78		3.61		(9.46)

Total from investment operations	0.78		0.71		2.64		3.58		(9.53)

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.61)

Total distributions	—		—		—		—		(0.61)

Net asset value, end of period	$16.45		$15.67		$14.96		$12.32		$8.74

Ratios and supplemental data:
Total return(b)	4.98%		4.75%		21.43%		40.96%		(52.02% )

Net assets, end of period (000)	$9,542		$13,500		$16,606		$17,019		$15,978

Ratio of net expenses to average net assets	2.15%		2.25%		2.42%		2.37%		2.23%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.32%		2.42%		2.38%		2.23%

Ratio of net investment income (loss) to average net assets	(0.45%	)	(1.01%	)	(1.02%	)	(0.34%	)	(0.50% )

	CLASS C
	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value, beginning of period	$15.65		$14.94		$12.30		$8.72		$18.85

Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.16)		(0.14)		(0.03)		(0.07)

Net realized and unrealized gain (loss)	0.84		0.87		2.78		3.61		(9.45)

Total from investment operations	0.78		0.71		2.64		3.58		(9.52)

Distributions:
Dividends from net investment income	—		—		—		—		—

Dividends from net realized gains	—		—		—		—		(0.61)

Total distributions	—		—		—		—		(0.61)

Net asset value, end of period	$16.43		$15.65		$14.94		$12.30		$8.72

Ratios and supplemental data:
Total return(b)	4.98%		4.75%		21.46%		41.06%		(52.05% )

Net assets, end of period (000)	$65,621		$53,355		$48,200		$43,138		$43,401

Ratio of net expenses to average net assets	2.15%		2.25%		2.42%		2.37%		2.23%

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.32%		2.42%		2.37%		2.23%

Ratio of net investment income (loss) to average net assets	(0.41%	)	(0.98%	)	(1.01%	)	(0.36%	)	(0.50% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	149

Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011		2010	2009		2008
Net asset value, beginning of period	$16.47	$15.57		$12.72	$8.93		$19.22

Income from investment operations:
Net investment income (loss)(a)	0.10	0.01		0.01	0.05		0.08

Net realized and unrealized gain (loss)	0.90	0.89		2.87	3.74		(9.65)

Total from investment operations	1.00	0.90		2.88	3.79		(9.57)

Distributions:
Dividends from net investment income	—	—		(0.03)	—		(0.11)

Dividends from net realized gains	—	—		—	—		(0.61)

Total distributions	—	—		(0.03)	—		(0.72)

Net asset value, end of period	$17.47	$16.47		$15.57	$12.72		$8.93

Ratios and supplemental data:
Total return(b)	6.07%	5.78%		22.66%	42.44%		(51.56% )

Net assets, end of period (000)	$415,463	$226,298		$96,003	$42,392		$78,423

Ratio of net expenses to average net assets	1.15%	1.23%		1.42%	1.35%		1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.33%		1.42%	1.36%		1.23%

Ratio of net investment income (loss) to average net assets	0.61%	0.07%		0.06%	0.51%		0.50%

	CLASS R
	Year Ended October 31,
	2012	2011		2010	2009		2008
Net asset value, beginning of period	$16.16	$15.35		$12.58	$8.88		$19.13

Income from investment operations:
Net investment income (loss)(a)	0.02	(0.08)		(0.07)	0.00	**	0.00 **

Net realized and unrealized gain (loss)	0.88	0.89		2.84	3.70		(9.59)

Total from investment operations	0.90	0.81		2.77	3.70		(9.59)

Distributions:
Dividends from net investment income	—	—		—	—		(0.05)

Dividends from net realized gains	—	—		—	—		(0.61)

Total distributions	—	—		—	—		(0.66)

Net asset value, end of period	$17.06	$16.16		$15.35	$12.58		$8.88

Ratios and supplemental data:
Total return(b)	5.57%	5.28%		22.02%	41.67%		(51.78% )

Net assets, end of period (000)	$12,016	$3,667		$1,163	$598		$83

Ratio of net expenses to average net assets	1.65%	1.73%		1.92%	1.89%		1.73%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.84%		1.92%	1.89%		1.73%

Ratio of net investment income (loss) to average net assets	0.11%	(0.46%	)	(0.49% )	0.02%		0.00%

**	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

150	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,				August 15, 2008* through October 31,
	2012	2011	2010	2009	2008 *
Net asset value, beginning of period	$12.47	$12.42	$10.30	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.04	0.01	0.08	0.12	0.01

Net realized and unrealized gain (loss)	0.32	0.08	2.11	2.91	(2.68)

Total from investment operations	0.36	0.09	2.19	3.03	(2.67)

Distributions:
Dividends from net investment income	—	(0.04)	(0.07)	(0.06)	—

Dividends from net realized gains	—	—	—	—	—

Total distributions	—	(0.04)	(0.07)	(0.06)	—

Net asset value, end of period	$12.83	$12.47	$12.42	$10.30	$7.33

Ratios and supplemental data:

Total return(b)	2.89%	0.68%	21.40%	41.76%	(26.70%	)

Net assets, end of period (000)	$138,718	$104,365	$44,895	$15,276	$1,194

Ratio of net expenses to average net assets	1.60%	1.58%	1.67%	1.75%	1.68%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.60%	1.58%	1.67%	1.97%	3.01%	(c)

Ratio of net investment income (loss) to average net assets	0.32%	0.08%	0.67%	1.31%	0.71%	(c)

	Year Ended October 31,				August 15, 2008* through October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	50.1%	67.4%	48.3%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

calamos.com	151

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,						August 15, 2008* through October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.32		$12.32		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.32		0.09		2.10	2.89	(2.68)

Total from investment operations	0.26		—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		—		(0.01)	(0.04)	—

Dividends from net realized gains	—		—		—	—	—

Total distributions	—		—		(0.01)	(0.04)	—

Net asset value, end of period	$12.58		$12.32		$12.32	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	2.11%		0.00%		20.42%	40.71%	(26.80%	)

Net assets, end of period (000)	$1,595		$1,815		$1,819	$1,349	$732

Ratio of net expenses to average net assets	2.34%		2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.34%		2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.71%	)	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
	Year Ended October 31,						August 15, 2008* through October 31,
	2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.31		$12.31		$10.24	$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.09)		(0.01)	0.07	(0.00	)**

Net realized and unrealized gain (loss)	0.31		0.09		2.10	2.89	(2.68)

Total from investment operations	0.26		—		2.09	2.96	(2.68)

Distributions:
Dividends from net investment income	—		(0.00	)**	(0.02)	(0.04)	—

Dividends from net realized gains	—		—		—	—	—

Total distributions	—		—		(0.02)	(0.04)	—

Net asset value, end of period	$12.57		$12.31		$12.31	$10.24	$7.32

Ratios and supplemental data:
Total return(b)	2.11%		0.00%		20.43%	40.71%	(26.80%	)

Net assets, end of period (000)	$21,527		$8,913		$3,472	$1,431	$734

Ratio of net expenses to average net assets	2.35%		2.33%		2.43%	2.49%	2.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.35%		2.33%		2.43%	2.95%	3.76%	(c)

Ratio of net investment income (loss) to average net assets	(0.41%	)	(0.66%	)	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,				August 15, 2008* through October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.54	$12.46	$10.32	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.07	0.04	0.10	0.15	0.02

Net realized and unrealized gain (loss)	0.32	0.09	2.12	2.91	(2.69)

Total from investment operations	0.39	0.13	2.22	3.06	(2.67)

Distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.08)	(0.07)	—

Dividends from net realized gains	—	—	—	—	—

Total distributions	(0.01)	(0.05)	(0.08)	(0.07)	—

Net asset value, end of period	$12.92	$12.54	$12.46	$10.32	$7.33

Ratios and supplemental data:
Total return(b)	3.11%	1.05%	21.68%	42.14%	(26.70%	)

Net assets, end of period (000)	$175,572	$89,205	$52,875	$24,132	$15,404

Ratio of net expenses to average net assets	1.35%	1.33%	1.43%	1.49%	1.43%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.33%	1.43%	1.97%	2.76%	(c)

Ratio of net investment income (loss) to average net assets	0.59%	0.33%	0.92%	1.86%	0.96%	(c)

	CLASS R
	Year Ended October 31,				August 15, 2008* through October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.45	$12.39	$10.28	$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.01	(0.03)	0.04	0.11	0.01

Net realized and unrealized gain (loss)	0.32	0.09	2.11	2.89	(2.68)

Total from investment operations	0.33	0.06	2.15	3.00	(2.67)

Distributions:
Dividends from net investment income	—	—	(0.04)	(0.05)	—

Dividends from net realized gains	—	—	—	—	—

Total distributions	—	—	(0.04)	(0.05)	—

Net asset value, end of period	$12.78	$12.45	$12.39	$10.28	$7.33

Ratios and supplemental data:
Total return(b)	2.65%	0.48%	20.99%	41.32%	(26.70%	)

Net assets, end of period (000)	$1,555	$1,274	$1,252	$1,040	$732

Ratio of net expenses to average net assets	1.84%	1.83%	1.93%	1.99%	1.93%	(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.83%	1.93%	2.49%	3.26%	(c)

Ratio of net investment income (loss) to average net assets	0.05%	(0.21% )	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

calamos.com	153

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.14		$11.28		$9.12		$7.16	$13.44

Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.07)		(0.07)		(0.03)	(0.06)

Net realized and unrealized gain (loss)	0.88		0.93		2.23		2.33	(6.22)

Total from investment operations	0.86		0.86		2.16		2.30	(6.28)

Distributions:
Dividends from net investment income	—		—		—		(0.33)	—

Dividends from net realized gains	—		—		—		–	—

Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.34)	—

Net asset value, end of period	$13.00		$12.14		$11.28		$9.12	$7.16

Ratios and supplemental data:
Total return(b)	7.08%		7.62%		23.68%		34.24%	(46.73% )

Net assets, end of period (000)	$113,260		$51,525		$30,212		$21,162	$23,904

Ratio of net expenses to average net assets	1.40%		1.57%		1.88%		1.95%	1.82%

Ratio of gross expenses to average net assets prior to expense reductions	1.52%		1.66%		1.88%		2.05%	1.82%

Ratio of net investment income (loss) to average net assets	(0.14%	)	(0.60%	)	(0.71%	)	(0.45% )	(0.52% )

	Year Ended October 31,
	2012		2011		2010		2009	2008
Portfolio turnover rate	44.5%		58.8%		65.1%		101.6%	83.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$11.82		$11.06		$9.02		$7.06	$13.36

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.16)		(0.15)		(0.09)	(0.14)

Net realized and unrealized gain (loss)	0.85		0.92		2.19		2.33	(6.16)

Total from investment operations	0.74		0.76		2.04		2.24	(6.30)

Distributions:
Dividends from net investment income	—		—		—		(0.27)	—

Dividends from net realized gains	—		—		—		—	—

Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.28)	—

Net asset value, end of period	$12.56		$11.82		$11.06		$9.02	$7.06

Ratios and supplemental data:
Total return(b)	6.26%		6.87%		22.62%		33.48%	(47.16% )

Net assets, end of period (000)	$2,519		$2,603		$2,552		$2,125	$1,531

Ratio of net expenses to average net assets	2.15%		2.35%		2.63%		2.71%	2.57%

Ratio of gross expenses to average net assets prior to expense reductions	2.28%		2.42%		2.63%		2.81%	2.57%

Ratio of net investment income (loss) to average net assets	(0.90%	)	(1.37%	)	(1.46%	)	(1.18% )	(1.27% )

	CLASS C
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$11.80		$11.04		$9.00		$7.07	$13.37

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.16)		(0.15)		(0.09)	(0.14)

Net realized and unrealized gain (loss)	0.85		0.92		2.19		2.32	(6.16)

Total from investment operations	0.74		0.76		2.04		2.23	(6.30)

Distributions:
Dividends from net investment income	—		—		—		(0.29)	—

Dividends from net realized gains	—		—		—		—	—

Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.30)	—

Net asset value, end of period	$12.54		$11.80		$11.04		$9.00	$7.07

Ratios and supplemental data:
Total return(b)	6.27%		6.88%		22.67%		33.29%	(47.12% )

Net assets, end of period (000)	$25,749		$10,359		$6,523		$4,490	$4,339

Ratio of net expenses to average net assets	2.15%		2.32%		2.63%		2.70%	2.57%

Ratio of gross expenses to average net assets prior to expense reductions	2.27%		2.41%		2.63%		2.81%	2.57%

Ratio of net investment income (loss) to average net assets	(0.89%	)	(1.33%	)	(1.46%	)	(1.22% )	(1.27% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	155

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.22		$11.31		$9.13		$7.19	$13.46

Income from investment operations:
Net investment income (loss)(a)	0.02		(0.04)		(0.04)		(0.01)	(0.03)

Net realized and unrealized gain (loss)	0.87		0.95		2.22		2.34	(6.24)

Total from investment operations	0.89		0.91		2.18		2.33	(6.27)

Distributions:
Dividends from net investment income	—		—		—		(0.38)	—

Dividends from net realized gains	—		—		—		—	—

Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.39)	—

Net asset value, end of period	$13.11		$12.22		$11.31		$9.13	$7.19

Ratios and supplemental data:
Total return(b)	7.28%		8.05%		23.88%		34.70%	(46.58% )

Net assets, end of period (000)	$220,364		$63,563		$11,996		$4,724	$3,436

Ratio of net expenses to average net assets	1.15%		1.27%		1.63%		1.70%	1.57%

Ratio of gross expenses to average net assets prior to expense reductions	1.27%		1.39%		1.63%		1.81%	1.57%

Ratio of net investment income (loss) to average net assets	0.13%		(0.29%	)	(0.39%	)	(0.18% )	(0.27% )

	CLASS R
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.02		$11.19		$9.07		$7.13	$13.41

Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.10)		(0.10)		(0.05)	(0.08)

Net realized and unrealized gain (loss)	0.87		0.93		2.22		2.32	(6.20)

Total from investment operations	0.81		0.83		2.12		2.27	(6.28)

Distributions:
Dividends from net investment income	—		—		—		(0.32)	—

Dividends from net realized gains	—		—		—		—	—

Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		—		(0.33)	—

Net asset value, end of period	$12.83		$12.02		$11.19		$9.07	$7.13

Ratios and supplemental data:
Total return(b)	6.74%		7.42%		23.37%		33.92%	(46.83% )

Net assets, end of period (000)	$4,693		$1,709		$1,223		$962	$713

Ratio of net expenses to average net assets	1.65%		1.83%		2.13%		2.20%	2.07%

Ratio of gross expenses to average net assets prior to expense reductions	1.78%		1.91%		2.13%		2.31%	2.07%

Ratio of net investment income (loss) to average net assets	(0.45%	)	(0.85%	)	(0.96%	)	(0.68% )	(0.77% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.12	$30.15	$27.49	$21.13	$35.83

Income from investment operations:
Net investment income (loss)(a)	0.52	0.51	0.64	0.62	0.37

Net realized and unrealized gain (loss)	0.66	1.89	2.70	6.17	(12.09)

Total from investment operations	1.18	2.40	3.34	6.79	(11.72)

Distributions:
Dividends from net investment income	(0.66)	(0.43)	(0.68)	(0.43)	(0.52)

Dividends from net realized gains	—	—	—	—	(2.46)

Total distributions	(0.66)	(0.43)	(0.68)	(0.43)	(2.98)

Net asset value, end of period	$32.64	$32.12	$30.15	$27.49	$21.13

Ratios and supplemental data:
Total return(b)	3.73%	8.04%	12.31%	32.49%	(35.31% )

Net assets, end of period (000)	$1,974,535	$2,017,175	$1,706,548	$1,748,479	$1,749,433

Ratio of net expenses to average net assets	1.09%	1.08%	1.09%	1.12%	1.06%

Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.08%	1.09%	1.12%	1.07%

Ratio of net investment income (loss) to average net assets	1.62%	1.60%	2.26%	2.69%	1.26%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	42.8%	55.1%	54.6%	66.2%	83.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	157

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$36.47	$34.22	$31.10	$23.85	$40.09

Income from investment operations:
Net investment income (loss)(a)	0.36	0.32	0.49	0.50	0.17

Net realized and unrealized gain (loss)	0.77	2.14	3.05	6.97	(13.63)

Total from investment operations	1.13	2.46	3.54	7.47	(13.46)

Distributions:
Dividends from net investment income	(0.34)	(0.21)	(0.42)	(0.22)	(0.32)

Dividends from net realized gains	—	—	—	—	(2.46)

Total distributions	(0.34)	(0.21)	(0.42)	(0.22)	(2.78)

Net asset value, end of period	$37.26	$36.47	$34.22	$31.10	$23.85

Ratios and supplemental data:
Total return(b)	3.12%	7.21%	11.46%	31.48%	(35.80% )

Net assets, end of period (000)	$92,658	$184,989	$303,273	$376,111	$385,128

Ratio of net expenses to average net assets	1.73%	1.82%	1.84%	1.87%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.82%	1.84%	1.88%	1.82%

Ratio of net investment income (loss) to average net assets	0.97%	0.88%	1.51%	1.95%	0.51%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.23	$30.30	$27.62	$21.23	$36.05

Income from investment operations:
Net investment income (loss)(a)	0.28	0.27	0.43	0.45	0.15

Net realized and unrealized gain (loss)	0.67	1.91	2.72	6.19	(12.16)

Total from investment operations	0.95	2.18	3.15	6.64	(12.01)

Distributions:
Dividends from net investment income	(0.42)	(0.25)	(0.47)	(0.25)	(0.35)

Dividends from net realized gains	—	—	—	—	(2.46)

Total distributions	(0.42)	(0.25)	(0.47)	(0.25)	(2.81)

Net asset value, end of period	$32.76	$32.23	$30.30	$27.62	$21.23

Ratios and supplemental data:
Total return(b)	2.97%	7.23%	11.50%	31.49%	(35.82% )

Net assets, end of period (000)	$1,255,629	$1,344,781	$1,291,168	$1,263,459	$1,212,715

Ratio of net expenses to average net assets	1.84%	1.83%	1.84%	1.87%	1.81%

Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.83%	1.84%	1.87%	1.82%

Ratio of net investment income (loss) to average net assets	0.87%	0.86%	1.51%	1.94%	0.51%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.41	$29.48	$26.89	$20.69	$35.13

Income from investment operations:
Net investment income (loss)(a)	0.59	0.58	0.70	0.68	0.42

Net realized and unrealized gain (loss)	0.65	1.84	2.64	6.01	(11.82)

Total from investment operations	1.24	2.42	3.34	6.69	(11.40)

Distributions:
Dividends from net investment income	(0.74)	(0.49)	(0.75)	(0.49)	(0.58)

Dividends from net realized gains	—	—	—	—	(2.46)

Total distributions	(0.74)	(0.49)	(0.75)	(0.49)	(3.04)

Net asset value, end of period	$31.91	$31.41	$29.48	$26.89	$20.69

Ratios and supplemental data:
Total return(b)	4.01%	8.31%	12.61%	32.75%	(35.14% )

Net assets, end of period (000)	$915,394	$856,632	$683,473	$352,451	$140,308

Ratio of net expenses to average net assets	0.84%	0.83%	0.84%	0.87%	0.81%

Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.83%	0.84%	0.87%	0.82%

Ratio of net investment income (loss) to average net assets	1.87%	1.85%	2.51%	2.92%	1.51%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.95	$30.02	$27.39	$21.08	$35.80

Income from investment operations:
Net investment income (loss)(a)	0.44	0.43	0.57	0.56	0.28

Net realized and unrealized gain (loss)	0.66	1.88	2.69	6.14	(12.05)

Total from investment operations	1.10	2.31	3.26	6.70	(11.77)

Distributions:
Dividends from net investment income	(0.59)	(0.38)	(0.63)	(0.39)	(0.49)

Dividends from net realized gains	—	—	—	—	(2.46)

Total distributions	(0.59)	(0.38)	(0.63)	(0.39)	(2.95)

Net asset value, end of period	$32.46	$31.95	$30.02	$27.39	$21.08

Ratios and supplemental data:
Total return(b)	3.49%	7.75%	12.05%	32.11%	(35.49% )

Net assets, end of period (000)	$22,265	$15,486	$10,285	$2,636	$690

Ratio of net expenses to average net assets	1.34%	1.33%	1.34%	1.36%	1.31%

Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.33%	1.34%	1.37%	1.32%

Ratio of net investment income (loss) to average net assets	1.37%	1.34%	2.00%	2.35%	1.01%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	159

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.77	$10.16	$9.20	$7.35	$12.83

Income from investment operations:
Net investment income (loss)(a)	0.11	0.11	0.17	0.21	0.12

Net realized and unrealized gain (loss)	0.21	0.50	0.98	1.87	(4.88)

Total from investment operations	0.32	0.61	1.15	2.08	(4.76)

Distributions:
Dividends from net investment income	(0.21)	—	(0.04)	(0.23)	—

Dividends from net realized gains	—	—	—	—	(0.72)

Return of capital	—	—	(0.15)	—	—

Total distributions	(0.21)	—	(0.19)	(0.23)	(0.72)

Net asset value, end of period	$10.88	$10.77	$10.16	$9.20	$7.35

Ratios and supplemental data:
Total return(b)	3.03%	6.00%	12.64%	29.16%	(39.08% )

Net assets, end of period (000)	$304,914	$373,595	$318,493	$273,281	$300,563

Ratio of net expenses to average net assets	1.32%	1.32%	1.36%	1.44%	1.36%

Ratio of gross expenses to average net assets prior to expense reductions	1.32%	1.32%	1.36%	1.44%	1.36%

Ratio of net investment income (loss) to average net assets	1.06%	1.01%	1.74%	2.66%	1.12%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	55.1%	73.1%	62.2%	97.3%	117.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.85	$10.32	$9.37	$7.52	$13.21

Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.10	0.15	0.04

Net realized and unrealized gain (loss)	0.21	0.50	1.00	1.91	(5.01)

Total from investment operations	0.24	0.53	1.10	2.06	(4.97)

Distributions:
Dividends from net investment income	(0.12)	—	(0.03)	(0.21)	—

Dividends from net realized gains	—	—	—	—	(0.72)

Return of capital	—	—	(0.12)	—	—

Total distributions	(0.12)	—	(0.15)	(0.21)	(0.72)

Net asset value, end of period	$10.97	$10.85	$10.32	$9.37	$7.52

Ratios and supplemental data:

Total return(b)	2.25%	5.14%	11.86%	28.21%	(39.57% )

Net assets, end of period (000)	$16,654	$30,770	$43,323	$50,466	$52,729

Ratio of net expenses to average net assets	2.07%	2.07%	2.12%	2.19%	2.11%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	2.07%	2.12%	2.19%	2.11%

Ratio of net investment income (loss) to average net assets	0.30%	0.26%	0.99%	1.93%	0.37%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	$9.65	$8.78	$7.06	$12.45

Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.09	0.14	0.04

Net realized and unrealized gain (loss)	0.20	0.47	0.94	1.79	(4.71)

Total from investment operations	0.23	0.50	1.03	1.93	(4.67)

Distributions:
Dividends from net investment income	(0.13)	—	(0.03)	(0.21)	—

Dividends from net realized gains	—	—	—	—	(0.72)

Return of capital	—	—	(0.13)	—	—

Total distributions	(0.13)	—	(0.16)	(0.21)	(0.72)

Net asset value, end of period	$10.25	$10.15	$9.65	$8.78	$7.06

Ratios and supplemental data:
Total return(b)	2.29%	5.18%	11.81%	28.23%	(39.58% )

Net assets, end of period (000)	$235,194	$282,801	$276,141	$235,776	$236,088

Ratio of net expenses to average net assets	2.07%	2.07%	2.11%	2.19%	2.11%

Ratio of gross expenses to average net assets prior to expense reductions	2.07%	2.07%	2.11%	2.19%	2.11%

Ratio of net investment income (loss) to average net assets	0.31%	0.26%	0.99%	1.91%	0.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	161

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.96	$10.32	$9.33	$7.43	$12.94

Income from investment operations:
Net investment income (loss)(a)	0.14	0.14	0.19	0.23	0.14

Net realized and unrealized gain (loss)	0.22	0.50	1.00	1.90	(4.93)

Total from investment operations	0.36	0.64	1.19	2.13	(4.79)

Distributions:
Dividends from net investment income	(0.26)	—	(0.04)	(0.23)	—

Dividends from net realized gains	—	—	—	—	(0.72)

Return of capital	—	—	(0.16)	—	—

Total distributions	(0.26)	—	(0.20)	(0.23)	(0.72)

Net asset value, end of period	$11.06	$10.96	$10.32	$9.33	$7.43

Ratios and supplemental data:
Total return(b)	3.32%	6.20%	12.92%	29.62%	(38.97% )

Net assets, end of period (000)	$986,986	$978,511	$763,531	$227,445	$145,751

Ratio of net expenses to average net assets	1.07%	1.07%	1.11%	1.18%	1.11%

Ratio of gross expenses to average net assets prior to expense reductions	1.07%	1.07%	1.11%	1.18%	1.11%

Ratio of net investment income (loss) to average net assets	1.31%	1.25%	1.97%	2.82%	1.37%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.67	$10.09	$9.16	$7.32	$12.81

Income from investment operations:
Net investment income (loss)(a)	0.08	0.08	0.14	0.19	0.09

Net realized and unrealized gain (loss)	0.21	0.50	0.97	1.87	(4.86)

Total from investment operations	0.29	0.58	1.11	2.06	(4.77)

Distributions:
Dividends from net investment income	(0.17)	—	(0.04)	(0.22)	—

Dividends from net realized gains	—	—	—	—	(0.72)

Return of capital	—	—	(0.14)	—	—

Total distributions	(0.17)	—	(0.18)	(0.22)	(0.72)

Net asset value, end of period	$10.79	$10.67	$10.09	$9.16	$7.32

Ratios and supplemental data:
Total return(b)	2.77%	5.75%	12.26%	29.06%	(39.23% )

Net assets, end of period (000)	$3,045	$1,567	$1,302	$377	$209

Ratio of net expenses to average net assets	1.58%	1.57%	1.61%	1.69%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.58%	1.57%	1.61%	1.69%	1.61%

Ratio of net investment income (loss) to average net assets	0.75%	0.77%	1.43%	2.41%	0.87%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.28	$19.60	$18.31	$14.13	$20.77

Income from investment operations:
Net investment income (loss)(a)	0.37	0.40	0.53	0.56	0.42

Net realized and unrealized gain (loss)	(0.33)	0.14	1.45	4.15	(6.52)

Total from investment operations	0.04	0.54	1.98	4.71	(6.10)

Distributions:
Dividends from net investment income	(0.14)	(0.25)	(0.69)	(0.50)	(0.48)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)

Total distributions	(1.62)	(0.86)	(0.69)	(0.53)	(0.54)

Net asset value, end of period	$17.70	$19.28	$19.60	$18.31	$14.13

Ratios and supplemental data:
Total return(b)	0.51%	2.73%	11.06%	34.00%	(30.12% )

Net assets, end of period (000)	$650,100	$1,269,501	$1,741,954	$1,822,596	$222,243

Ratio of net expenses to average net assets	1.10%	1.07%	1.08%	1.10%	1.14%

Ratio of gross expenses to average net assets prior to expense reductions	1.10%	1.07%	1.08%	1.11%	1.15%

Ratio of net investment income (loss) to average net assets	2.07%	2.03%	2.82%	3.37%	2.22%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	56.6%	65.7%	77.4%	45.7%	90.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	163

Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$22.89	$23.14	$21.48	$16.48	$24.27

Income from investment operations:
Net investment income (loss)(a)	0.28	0.32	0.47	0.52	0.32

Net realized and unrealized gain (loss)	(0.38)	0.15	1.69	4.86	(7.62)

Total from investment operations	(0.10)	0.47	2.16	5.38	(7.30)

Distributions:
Dividends from net investment income	(0.00)**	(0.11)	(0.50)	(0.35)	(0.43)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)

Total distributions	(1.48)	(0.72)	(0.50)	(0.38)	(0.49)

Net asset value, end of period	$21.31	$22.89	$23.14	$21.48	$16.48

Ratios and supplemental data:
Total return(b)	(0.25% )	2.01%	10.20%	33.04%	(30.66% )

Net assets, end of period (000)	$14,256	$21,517	$56,141	$88,956	$67,313

Ratio of net expenses to average net assets	1.85%	1.82%	1.83%	1.85%	1.89%

Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.82%	1.83%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.32%	1.36%	2.12%	2.78%	1.47%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.15	$19.51	$18.24	$14.09	$20.82

Income from investment operations:
Net investment income (loss)(a)	0.23	0.25	0.38	0.43	0.28

Net realized and unrealized gain (loss)	(0.32)	0.14	1.45	4.14	(6.51)

Total from investment operations	(0.09)	0.39	1.83	4.57	(6.23)

Distributions:
Dividends from net investment income	(0.01)	(0.14)	(0.56)	(0.39)	(0.44)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)

Total distributions	(1.49)	(0.75)	(0.56)	(0.42)	(0.50)

Net asset value, end of period	$17.57	$19.15	$19.51	$18.24	$14.09

Ratios and supplemental data:
Total return(b)	(0.24% )	1.99%	10.20%	33.01%	(30.62% )

Net assets, end of period (000)	$390,649	$584,428	$706,108	$579,959	$164,363

Ratio of net expenses to average net assets	1.85%	1.82%	1.83%	1.85%	1.89%

Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.82%	1.83%	1.86%	1.90%

Ratio of net investment income (loss) to average net assets	1.32%	1.26%	2.03%	2.66%	1.47%

**	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.10	$18.44	$17.27	$13.35	$19.62

Income from investment operations:
Net investment income (loss)(a)	0.39	0.42	0.53	0.56	0.43

Net realized and unrealized gain (loss)	(0.30)	0.14	1.38	3.92	(6.15)

Total from investment operations	0.09	0.56	1.91	4.48	(5.72)

Distributions:
Dividends from net investment income	(0.20)	(0.29)	(0.74)	(0.53)	(0.49)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)

Total distributions	(1.68)	(0.90)	(0.74)	(0.56)	(0.55)

Net asset value, end of period	$16.51	$18.10	$18.44	$17.27	$13.35

Ratios and supplemental data:
Total return(b)	0.81%	3.00%	11.32%	34.30%	(29.95% )

Net assets, end of period (000)	$475,526	$759,415	$883,151	$424,287	$15,152

Ratio of net expenses to average net assets	0.85%	0.82%	0.82%	0.85%	0.89%

Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.82%	0.82%	0.85%	0.90%

Ratio of net investment income (loss) to average net assets	2.33%	2.26%	2.97%	3.56%	2.47%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$19.21	$19.55	$18.28	$14.11	$20.75

Income from investment operations:
Net investment income (loss)(a)	0.32	0.34	0.45	0.51	0.37

Net realized and unrealized gain (loss)	(0.32)	0.14	1.48	4.15	(6.49)

Total from investment operations	—	0.48	1.93	4.66	(6.12)

Distributions:
Dividends from net investment income	(0.10)	(0.21)	(0.66)	(0.46)	(0.46)

Dividends from net realized gains	(1.48)	(0.61)	—	(0.03)	(0.06)

Total distributions	(1.58)	(0.82)	(0.66)	(0.49)	(0.52)

Net asset value, end of period	$17.63	$19.21	$19.55	$18.28	$14.11

Ratios and supplemental data:
Total return(b)	0.29%	2.46%	10.78%	33.68%	(30.19% )

Net assets, end of period (000)	$3,253	$4,134	$2,878	$705	$78

Ratio of net expenses to average net assets	1.35%	1.32%	1.32%	1.35%	1.39%

Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.32%	1.32%	1.36%	1.40%

Ratio of net investment income (loss) to average net assets	1.82%	1.72%	2.39%	3.06%	1.97%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	165

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.14	$11.23	$11.06	$9.82	$10.25

Income from investment operations:
Net investment income (loss)(a)	0.22	0.26	0.31	0.35	0.33

Net realized and unrealized gain (loss)	0.15	0.02	0.45	1.30	(0.35)

Total from investment operations	0.37	0.28	0.76	1.65	(0.02)

Distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.59)	(0.41)	(0.41)

Dividends from net realized gains	(0.04)	(0.09)	—	—	—

Total distributions	(0.36)	(0.37)	(0.59)	(0.41)	(0.41)

Net asset value, end of period	$11.15	$11.14	$11.23	$11.06	$9.82

Ratios and supplemental data:
Total return(b)	3.35%	2.64%	7.12%	17.10%	(0.33% )

Net assets, end of period (000)	$137,672	$115,090	$114,922	$94,831	$55,858

Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.88%	0.83%

Ratio of gross expenses to average net assets prior to expense reductions	0.98%	0.97%	0.98%	1.00%	1.13%

Ratio of net investment income (loss) to average net assets	1.98%	2.37%	2.83%	3.30%	3.24%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	34.4%	41.5%	55.7%	287.2%	678.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

166	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.14	$11.23	$11.06	$9.82	$10.25

Income from investment operations:
Net investment income (loss)(a)	0.14	0.19	0.23	0.27	0.26

Net realized and unrealized gain (loss)	0.14	0.01	0.44	1.31	(0.36)

Total from investment operations	0.28	0.20	0.67	1.58	(0.10)

Distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.50)	(0.34)	(0.33)

Dividends from net realized gains	(0.04)	(0.09)	—	—	—

Total distributions	(0.27)	(0.29)	(0.50)	(0.34)	(0.33)

Net asset value, end of period	$11.15	$11.14	$11.23	$11.06	$9.82

Ratios and supplemental data:
Total return(b)	2.59%	1.88%	6.33%	16.23%	(1.07% )

Net assets, end of period (000)	$9,108	$14,193	$21,402	$22,103	$12,539

Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.63%	1.58%

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.72%	1.73%	1.75%	1.88%

Ratio of net investment income (loss) to average net assets	1.25%	1.67%	2.10%	2.56%	2.49%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.13	$11.22	$11.06	$9.82	$10.25

Income from investment operations:
Net investment income (loss)(a)	0.14	0.18	0.23	0.27	0.25

Net realized and unrealized gain (loss)	0.15	0.02	0.43	1.31	(0.35)

Total from investment operations	0.29	0.20	0.66	1.58	(0.10)

Distributions:
Dividends from net investment income	(0.23)	(0.20)	(0.50)	(0.34)	(0.33)

Dividends from net realized gains	(0.04)	(0.09)	—	—	—

Total distributions	(0.27)	(0.29)	(0.50)	(0.34)	(0.33)

Net asset value, end of period	$11.15	$11.13	$11.22	$11.06	$9.82

Ratios and supplemental data:
Total return(b)	2.68%	1.88%	6.24%	16.23%	(1.07% )

Net assets, end of period (000)	$43,823	$48,612	$50,793	$39,605	$19,018

Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.63%	1.58%

Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.72%	1.73%	1.75%	1.88%

Ratio of net investment income (loss) to average net assets	1.25%	1.63%	2.09%	2.54%	2.49%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	167

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.13	$11.22	$11.06	$9.82	$10.24

Income from investment operations:
Net investment income (loss)(a)	0.25	0.29	0.34	0.38	0.36

Net realized and unrealized gain (loss)	0.15	0.02	0.43	1.30	(0.35)

Total from investment operations	0.40	0.31	0.77	1.68	0.01

Distributions:
Dividends from net investment income	(0.34)	(0.31)	(0.61)	(0.44)	(0.43)

Dividends from net realized gains	(0.04)	(0.09)	—	—	—

Total distributions	(0.38)	(0.40)	(0.61)	(0.44)	(0.43)

Net asset value, end of period	$11.15	$11.13	$11.22	$11.06	$9.82

Ratios and supplemental data:
Total return(b)	3.70%	2.90%	7.30%	17.39%	0.02%

Net assets, end of period (000)	$43,464	$41,639	$46,625	$41,689	$34,049

Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.63%	0.58%

Ratio of gross expenses to average net assets prior to expense reductions	0.73%	0.72%	0.73%	0.75%	0.88%

Ratio of net investment income (loss) to average net assets	2.24%	2.64%	3.07%	3.59%	3.49%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.14	$11.23	$11.06	$9.82	$10.25

Income from investment operations:
Net investment income (loss)(a)	0.19	0.23	0.28	0.33	0.31

Net realized and unrealized gain (loss)	0.15	0.02	0.45	1.30	(0.36)

Total from investment operations	0.34	0.25	0.73	1.63	(0.05)

Distributions:
Dividends from net investment income	(0.29)	(0.25)	(0.56)	(0.39)	(0.38)

Dividends from net realized gains	(0.04)	(0.09)	—	—	—

Total distributions	(0.33)	(0.34)	(0.56)	(0.39)	(0.38)

Net asset value, end of period	$11.15	$11.14	$11.23	$11.06	$9.82

Ratios and supplemental data:
Total return(b)	3.09%	2.39%	6.86%	16.81%	(0.58% )

Net assets, end of period (000)	$1,756	$1,638	$1,389	$1,283	$1,033

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.13%	1.08%

Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.22%	1.23%	1.25%	1.38%

Ratio of net investment income (loss) to average net assets	1.74%	2.10%	2.59%	3.09%	2.99%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.68	$9.97	$9.52	$7.11	$10.96

Income from investment operations:
Net investment income (loss)(a)	0.53	0.59	0.63	0.61	0.55

Net realized and unrealized gain (loss)	0.35	(0.24)	0.58	2.29	(3.44)

Total from investment operations	0.88	0.35	1.21	2.90	(2.89)

Distributions:
Dividends from net investment income	(0.51)	(0.64)	(0.76)	(0.49)	(0.73)

Dividends from net realized gains	(0.13)	—	—	—	(0.23)

Total distributions	(0.64)	(0.64)	(0.76)	(0.49)	(0.96)

Net asset value, end of period	$9.92	$9.68	$9.97	$9.52	$7.11

Ratios and supplemental data:
Total return(b)	9.39%	3.62%	13.26%	42.27%	(28.60% )

Net assets, end of period (000)	$215,299	$182,515	$211,632	$207,057	$90,995

Ratio of net expenses to average net assets	1.19%	1.22%	1.21%	1.22%	1.21%

Ratio of gross expenses to average net assets prior to expense reductions	1.19%	1.22%	1.21%	1.22%	1.21%

Ratio of net investment income (loss) to average net assets	5.46%	6.01%	6.56%	7.48%	5.69%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	73.9%	72.6%	57.6%	55.0%	47.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	169

Calamos High Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.09	$10.37	$9.86	$7.35	$11.28

Income from investment operations:
Net investment income (loss)(a)	0.48	0.54	0.58	0.57	0.50

Net realized and unrealized gain (loss)	0.36	(0.26)	0.60	2.36	(3.55)

Total from investment operations	0.84	0.28	1.18	2.93	(3.05)

Distributions:
Dividends from net investment income	(0.44)	(0.56)	(0.67)	(0.42)	(0.65)

Dividends from net realized gains	(0.13)	—	—	—	(0.23)

Total distributions	(0.57)	(0.56)	(0.67)	(0.42)	(0.88)

Net asset value, end of period	$10.36	$10.09	$10.37	$9.86	$7.35

Ratios and supplemental data:
Total return(b)	8.55%	2.79%	12.45%	41.16%	(29.06% )

Net assets, end of period (000)	$5,973	$9,766	$17,387	$19,897	$14,956

Ratio of net expenses to average net assets	1.95%	1.96%	1.96%	1.98%	1.96%

Ratio of gross expenses to average net assets prior to expense reductions	1.95%	1.96%	1.96%	1.98%	1.96%

Ratio of net investment income (loss) to average net assets	4.73%	5.28%	5.82%	6.83%	4.94%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.01	$10.29	$9.80	$7.31	$11.22

Income from investment operations:
Net investment income (loss)(a)	0.48	0.54	0.58	0.56	0.49

Net realized and unrealized gain (loss)	0.36	(0.25)	0.58	2.36	(3.52)

Total from investment operations	0.84	0.29	1.16	2.92	(3.03)

Distributions:
Dividends from net investment income	(0.44)	(0.57)	(0.67)	(0.43)	(0.65)

Dividends from net realized gains	(0.13)	—	—	—	(0.23)

Total distributions	(0.57)	(0.57)	(0.67)	(0.43)	(0.88)

Net asset value, end of period	$10.28	$10.01	$10.29	$9.80	$7.31

Ratios and supplemental data:
Total return(b)	8.65%	2.83%	12.34%	41.16%	(29.03% )

Net assets, end of period (000)	$43,141	$39,764	$48,149	$45,673	$28,261

Ratio of net expenses to average net assets	1.94%	1.97%	1.96%	1.98%	1.96%

Ratio of gross expenses to average net assets prior to expense reductions	1.94%	1.97%	1.96%	1.98%	1.96%

Ratio of net investment income (loss) to average net assets	4.72%	5.26%	5.81%	6.80%	4.94%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.68	$9.97	$9.52	$7.12	$10.96

Income from investment operations:
Net investment income (loss)(a)	0.56	0.62	0.65	0.63	0.57

Net realized and unrealized gain (loss)	0.34	(0.24)	0.58	2.28	(3.42)

Total from investment operations	0.90	0.38	1.23	2.91	(2.85)

Distributions:
Dividends from net investment income	(0.53)	(0.67)	(0.78)	(0.51)	(0.76)

Dividends from net realized gains	(0.13)	—	—	—	(0.23)

Total distributions	(0.66)	(0.67)	(0.78)	(0.51)	(0.99)

Net asset value, end of period	$9.92	$9.68	$9.97	$9.52	$7.12

Ratios and supplemental data:
Total return(b)	9.63%	3.88%	13.58%	42.41%	(28.31% )

Net assets, end of period (000)	$33,271	$21,424	$44,574	$19,286	$8,010

Ratio of net expenses to average net assets	0.94%	0.96%	0.96%	0.97%	0.96%

Ratio of gross expenses to average net assets prior to expense reductions	0.94%	0.96%	0.96%	0.97%	0.96%

Ratio of net investment income (loss) to average net assets	5.71%	6.29%	6.76%	7.61%	5.94%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.67	$9.96	$9.52	$7.11	$10.95

Income from investment operations:
Net investment income (loss)(a)	0.51	0.57	0.60	0.59	0.53

Net realized and unrealized gain (loss)	0.34	(0.24)	0.57	2.29	(3.43)

Total from investment operations	0.85	0.33	1.17	2.88	(2.90)

Distributions:
Dividends from net investment income	(0.48)	(0.62)	(0.73)	(0.47)	(0.71)

Dividends from net realized gains	(0.13)	—	—	—	(0.23)

Total distributions	(0.61)	(0.62)	(0.73)	(0.47)	(0.94)

Net asset value, end of period	$9.91	$9.67	$9.96	$9.52	$7.11

Ratios and supplemental data:
Total return(b)	9.17%	3.37%	12.88%	41.93%	(28.71% )

Net assets, end of period (000)	$373	$272	$248	$122	$75

Ratio of net expenses to average net assets	1.44%	1.47%	1.46%	1.48%	1.46%

Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.47%	1.46%	1.48%	1.46%

Ratio of net investment income (loss) to average net assets	5.21%	5.74%	6.28%	7.31%	5.44%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	171

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.11	$11.91	$11.35	$10.97	$13.31

Income from investment operations:
Net investment income (loss)(a)	0.21	0.22	0.23	0.30	0.30

Net realized and unrealized gain (loss)	0.51	0.18	0.46	0.89	(2.13)

Total from investment operations	0.72	0.40	0.69	1.19	(1.83)

Distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.13)	(0.52)	(0.51)

Dividends from net realized gains	—	—	—	(0.29)	—

Total distributions	(0.15)	(0.20)	(0.13)	(0.81)	(0.51)

Net asset value, end of period	$12.68	$12.11	$11.91	$11.35	$10.97

Ratios and supplemental data:
Total return(b)	6.01%	3.40%	6.11%	11.77%	(14.22% )

Net assets, end of period (000)	$1,155,161	$1,282,438	$1,203,750	$938,686	$815,845

Ratio of net expenses to average net assets	1.17%	1.21%	1.19%	1.19%	1.12%

Ratio of gross expenses to average net assets prior to expense reductions	1.17%	1.21%	1.19%	1.20%	1.13%

Ratio of net investment income (loss) to average net assets	1.65%	1.80%	2.00%	2.80%	2.40%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.13%	1.14%	1.14%	1.15%	1.08%

	Year Ended October 31,
	2012	2011	2010	2009	2008
Portfolio turnover rate	82.8%	98.5%	87.8%	79.8%	112.0%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.75	$12.51	$11.92	$11.48	$13.90

Income from investment operations:
Net investment income (loss)(a)	0.12	0.14	0.15	0.24	0.22

Net realized and unrealized gain (loss)	0.54	0.20	0.48	0.92	(2.23)

Total from investment operations	0.66	0.34	0.63	1.16	(2.01)

Distributions:
Dividends from net investment income	(0.05)	(0.10)	(0.04)	(0.43)	(0.41)

Dividends from net realized gains	—	—	—	(0.29)	—

Total distributions	(0.05)	(0.10)	(0.04)	(0.72)	(0.41)

Net asset value, end of period	$13.36	$12.75	$12.51	$11.92	$11.48

Ratios and supplemental data:
Total return(b)	5.18%	2.70%	5.31%	10.87%	(14.84% )

Net assets, end of period (000)	$12,940	$18,147	$25,349	$34,370	$43,852

Ratio of net expenses to average net assets	1.92%	1.97%	1.94%	1.95%	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.92%	1.97%	1.94%	1.95%	1.88%

Ratio of net investment income (loss) to average net assets	0.91%	1.07%	1.27%	2.13%	1.65%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.89%	1.89%	1.88%	1.91%	1.83%

	CLASS C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.29	$12.08	$11.52	$11.12	$13.48

Income from investment operations:
Net investment income (loss)(a)	0.11	0.13	0.15	0.23	0.21

Net realized and unrealized gain (loss)	0.54	0.18	0.46	0.90	(2.16)

Total from investment operations	0.65	0.31	0.61	1.13	(1.95)

Distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.05)	(0.44)	(0.41)

Dividends from net realized gains	—	—	—	(0.29)	—

Total distributions	(0.06)	(0.10)	(0.05)	(0.73)	(0.41)

Net asset value, end of period	$12.88	$12.29	$12.08	$11.52	$11.12

Ratios and supplemental data:
Total return(b)	5.28%	2.61%	5.31%	10.91%	(14.84% )

Net assets, end of period (000)	$267,646	$299,733	$353,019	$330,360	$363,213

Ratio of net expenses to average net assets	1.92%	1.97%	1.94%	1.95%	1.87%

Ratio of gross expenses to average net assets prior to expense reductions	1.92%	1.97%	1.94%	1.95%	1.88%

Ratio of net investment income (loss) to average net assets	0.90%	1.06%	1.26%	2.10%	1.65%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.88%	1.89%	1.88%	1.91%	1.83%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

calamos.com	173

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.00	$11.80	$11.25	$10.88	$13.21

Income from investment operations:
Net investment income (loss)(a)	0.23	0.24	0.25	0.32	0.32

Net realized and unrealized gain (loss)	0.51	0.19	0.46	0.89	(2.11)

Total from investment operations	0.74	0.43	0.71	1.21	(1.79)

Distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.16)	(0.55)	(0.54)

Dividends from net realized gains	—	—	—	(0.29)	—

Total distributions	(0.18)	(0.23)	(0.16)	(0.84)	(0.54)

Net asset value, end of period	$12.56	$12.00	$11.80	$11.25	$10.88

Ratios and supplemental data:
Total return(b)	6.25%	3.70%	6.33%	12.07%	(14.03% )

Net assets, end of period (000)	$1,040,722	$738,421	$521,364	$183,133	$102,745

Ratio of net expenses to average net assets	0.92%	0.96%	0.96%	0.94%	0.87%

Ratio of gross expenses to average net assets prior to expense reductions	0.92%	0.96%	0.96%	0.95%	0.88%

Ratio of net investment income (loss) to average net assets	1.88%	2.04%	2.22%	2.99%	2.65%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	0.88%	0.89%	0.89%	0.90%	0.83%

	CLASS R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.08	$11.88	$11.33	$10.96	$13.31

Income from investment operations:
Net investment income (loss)(a)	0.17	0.19	0.20	0.25	0.27

Net realized and unrealized gain (loss)	0.52	0.18	0.46	0.91	(2.14)

Total from investment operations	0.69	0.37	0.66	1.16	(1.87)

Distributions:
Dividends from net investment income	(0.13)	(0.17)	(0.11)	(0.50)	(0.48)

Dividends from net realized gains	—	—	—	(0.29)	—

Total distributions	(0.13)	(0.17)	(0.11)	(0.79)	(0.48)

Net asset value, end of period	$12.64	$12.08	$11.88	$11.33	$10.96

Ratios and supplemental data:
Total return(b)	5.72%	3.18%	5.84%	11.46%	(14.48% )

Net assets, end of period (000)	$5,199	$3,114	$2,351	$1,034	$162

Ratio of net expenses to average net assets	1.42%	1.46%	1.46%	1.44%	1.37%

Ratio of gross expenses to average net assets prior to expense reductions	1.42%	1.46%	1.46%	1.44%	1.38%

Ratio of net investment income (loss) to average net assets	1.37%	1.55%	1.72%	2.36%	2.15%

Ratio of net expenses, excluding dividend and interest expense on short positions, to average net assets	1.38%	1.39%	1.39%	1.40%	1.33%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

174	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), consisting of the Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund (formerly known as Calamos High Yield Fund) and Calamos Market Neutral Income Fund (the “Funds”), as of October 31, 2012, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2012, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 14, 2012

calamos.com	175

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.

At a meeting held on June 28, 2012, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2013, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds.  The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider. The performance periods considered by the Board ended on March 31, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one- and ten-year periods, although it underperformed its Universe Median during the three- and five-year periods. The Board further noted that for the one-year period, the Fund ranked in the 21st percentile of its Universe Median.

176	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos Value Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods. The Board considered the Adviser’s statement that the Fund’s 2010 performance may have acted as a drag on the Fund’s overall performance numbers.

Calamos Blue Chip Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five- year periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods, although it underperformed its Universe Median during the ten-year period.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Universe Median during the one- and three-year periods.

Calamos Convertible Fund.  The Board considered that the Fund outperformed its Universe Median during the three-, five- and ten- year periods, although it underperformed its Universe Median during the one-year period.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos High Income Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods, although it outperformed its Universe Median during the ten-year period. The Board also considered the Adviser’s assertion that the Fund has provided performance and access to the lower quality spectrum of the corporate bond market, without taking on the additional risks of overweighting the lowest tier of credit quality. In addition, the Board took into account the Adviser’s preference for the higher-quality credits within the high-yield issues, and its continued goal to invest in companies with relatively strong balance sheets, more diversified revenues and where possible, to participate in global trends.

Calamos Total Return Bond Fund.  The Board considered that the Fund underperformed its Universe Median during the one-year period, however it outperformed its Universe Median during the three-year period.

Calamos Evolving World Growth Fund.  Noting that the Fund commenced operations in August 2008, the Board considered that the Fund outperformed its Universe Median during the one-year period.

Calamos Discovery Growth Fund.  Noting that the Fund commenced operations in June 2010, the Board concluded it was reasonable to allow the Adviser more time to further develop the Fund’s performance record.

For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds, including the capital expenditures required to establish a fund and the impact of higher redemption rates for open-end funds.

calamos.com	177

Trustee Approval of Management Agreement    (Unaudited)

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Value Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of both its Morningstar and Lipper peer groups.

Calamos Blue Chip Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 20% of its Morningstar peer group, and in the top 25% of its Lipper peer group.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate, assuming all peer group funds included in the Fund’s Expense Group have a common asset level, is equal to the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of both its Morningstar and Lipper peer groups.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would rank in the top 40% of its Morningstar peer group, and in the top 33% of its Lipper peer group.

178	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos High Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 0.90%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio, which reflects the total fees paid by an investor, are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

calamos.com	179

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2012:

GROWTH FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND

$316,320,422	$213,577,422	$789,760	$3,613,655

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2012:

GROWTH FUND	VALUE FUND	BLUE CHIP FUND	DISCOVERY GROWTH FUND

$52,781,164	$797,448	$708,508	$148,840

INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND

$10,055,513	$2,746,765	$2,698,360	$44,847,959

GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND

$15,921,794	$9,919,423	$311,673	$23,148,343

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2012:

EVOLVING WORLD GROWTH FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND

49%	43%	23%	16%

HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND

2%	72%

At October 31, 2012, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Global Growth and Income Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund, Evolving World Growth Fund and Global Growth and Income Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2012 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund, Evolving World Growth Fund and Global Growth and Income Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

180	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.

The following table sets forth each trustee’s name, age at October 31, 2012, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITIONS(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 72*	Trustee and President (since 1988) Term Expires 2014	19	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and Calamos Wealth Management LLC (“CWM”) and Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 62	Trustee (since 2002) Term Expires 2013	19	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 62	Trustee (since 2001) Term Expires 2015	19	Private investor; Director, Equity Residential (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 61	Trustee (since 2002) Term Expires 2014	19	Private investor; Director, Christian Brothers Investment Services, Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 68	Trustee (since 2004) and Lead Independent Trustee (since 2005) Term Expires 2013	19	Private investor

David D. Tripple, 68	Trustee (since 2006) Term Expires 2015	19	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

calamos.com	181

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, age at October 31, 2012, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Nimish S. Bhatt, 49	Vice President and Chief Financial Officer (since 2007)	Senior Vice President since 2004, Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto Director of Operations (since 2004); Director, Calamos Global Funds PLC (since 2007); Member, board of directors of NICSA (a not-for-profit industry trade organization) (since June 2006)

James J. Boyne, 46	Vice President (since 2008) and Assistant Secretary (since 2010)

Executive Vice President and Chief Operating Officer, CAM, CILLC, CWM, Calamos Advisors and CFS (since 2011); prior thereto President of Distribution and Operations (since 2008); Senior Vice President, General Counsel and Secretary, CAM, CILLC, CWM, Calamos Advisors (since 2008); Chief Operating Officer – Distribution, CFS (since 2008); prior thereto, Chief Operating Officer, General Counsel and Executive Managing Director of McDonnell Investment Management, LLC (2001- 2008)

J. Christopher Jackson, 61	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CHLLC, Calamos Advisors and CFS (since 2010); Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010); prior thereto, Director, Senior Vice President, General Counsel and Assistant Secretary of Hansberger Global Investors, Inc. (1996-2006)

Mark J. Mickey, 61	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006)

Curtis Holloway, 45	Treasurer (since 2010), Prior thereto Assistant Treasurer since 2007	Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (since 2007)

Gary Black, 52	Vice President (since Sept 2012)	EVP, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments (since August 2012), CAM, CILLC, Calamos Advisors, CWM and CFS; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (since 2009); prior thereto, CEO of Janus Capital Group (since 2006)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

182	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: calamos.com

Manage your personal account of Calamos Funds online at calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2013, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2012. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2012 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

STAY CONNECTED calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

calamos.com

© 2012 Calamos Holdings LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Holdings LLC.

MFANR 1631 2012

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2011	10/31/2012
Audit Fees (a)	$361,500	$361,500
Audit-Related Fees (b)	$247,420	$247,420
Tax Fees (c)	$—	$—
All Other Fees (d)	$—	$—

Total	$608,920	$608,920

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2011	10/31/2012
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 21, 2012

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 21, 2012